As filed with the Securities and Exchange Commission on September 27, 2019
File Nos. 333-159484 and 811-22298

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-1A

REGISTRATION STATEMENT UNDER SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 347	☒
and/or
REGISTRATION STATEMENT UNDER INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 350	☒
(Check appropriate box or boxes)
Starboard Investment Trust
(Exact Name of Registrant as Specified in Charter)
116 South Franklin Street, P. O. Box 69, Rocky Mount, NC  27802
(Address of Principal Executive Offices)
252-972-9922
(Registrant’s Telephone Number, including Area Code)

Paracorp Inc.
2140 South Dupont Hwy., Camden, DE  19934
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:	As soon as practicable after the effective
date of this Registration Statement

It is proposed that this filing will become effective: (check appropriate box)

[   ] immediately upon filing pursuant to paragraph (b)
[X] on October 1, 2019 pursuant to paragraph (b)
[   ] 60 days after filing pursuant to paragraph (a)(1)
[   ] on (date) pursuant to paragraph (a)(1)
[   ] 75 days after filing pursuant to paragraph (a)(2)
[   ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[  ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

STARBOARD INVESTMENT TRUST

CONTENTS OF REGISTRATION STATEMENT

This registration statement consists of the following papers and documents:

Cover Sheet
Contents of Registration Statement
Cavalier Funds
Part A – Prospectus
Part B – Statement of Additional Information
Part C – Other Information and Signature Page
Exhibit Index
Exhibits

Cavalier Funds
Each a series of the
Starboard Investment Trust

PROSPECTUS
 October 1, 2019

This prospectus contains information about the Cavalier Funds that you should know before investing. You should read this prospectus carefully, before you invest or send money, and keep it for future reference. For questions or for Shareholder Services, please call 1-800-773-3863.

Investment Advisor Cavalier Investments, LLC 12600 Deerfield Drive, Suite #100 Alpharetta, GA 30005
Cavalier Adaptive Income Fund Institutional Class Shares CADTX Class C Shares CADAX Class A Shares CAADX	Cavalier Fundamental Growth Fund Institutional Class Shares CAFGX Class C Shares CFGAX Class A Shares CFDAX
Cavalier Growth Opportunities Fund Institutional Class Shares CATEX Class C Shares CATDX Class A Shares CAGOX	Cavalier Hedged High Income Fund Institutional Class Shares CHIIX Class C Shares CAHIX Class A Shares CHHAX
Cavalier Tactical Economic Fund Institutional Class Shares CMSFX Class C Shares CMSYX Class A Shares CAVMX	Cavalier Tactical Rotation Fund Institutional Class Shares CTROX Class C Shares CATOX Class A Shares CAVTX

The securities offered by this prospectus have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at https://www.nottinghamco.com/fundpages/Cavalier, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 800-773-3863 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you have previously elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports, prospectuses, and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at https://www.nottinghamco.com/fundpages/Cavalier.

TABLE OF CONTENTS
Page
FUND SUMMARIES	2
Cavalier Adaptive Income Fund	2
Cavalier Fundamental Growth Fund	1 0
Cavalier Growth Opportunities Fund	16
Cavalier Hedged High Income Fund	23
Cavalier Tactical Ecnomic Fund	3 2
Cavalier Tactical Rotation Fund	4 0
IMPORTANT ADDITIONAL INFORMATION	47
Purchase and Sale of Fund Shares	47
Tax Information	47
Financial Intermediary Compensation	47

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RISK	48
Investment Objectives	48
Principal Investment Strategies for the Funds	48
Cavalier Adaptive Income Fund	48
Cavalier Fundamental Growth Fund	49
Cavalier Growth Opportunities Fund	5 0
Cavalier Hedged High Income Fund	5 0
Cavalier Tactical Economic Fund	5 1
Cavalier Tactical Rotation Fund	5 3
Principal Investment Risks for the Funds	53
Disclosure of Portfolio Holdings	66
Temporary Defensive Positions	66

MANAGEMENT OF THE FUNDS	67
Investment Advisor	67
Investment Sub-Advisors	68
Cavalier Adaptive Income Fund	69
Cavalier Fundamental Growth Fund	70
Cavalier Growth Opportunities Fund	70
Cavalier Tactical Rotation Fund	71
Distributor	71
Additional Information on Expenses	72

INVESTING IN THE FUNDS	73
Purchase Options	73
Institutional Class Shares	74
Class A Shares	74
Class C Shares	76
Purchase and Redemption Price	77
Buying or Selling Shares Through a Financial Intermediary	78
Purchasing Shares	78
Redeeming Shares	80
Frequent Purchases and Redemptions	83

Shareholder Statements and Reports	84
OTHER IMPORTANT INFORMATION	85
Dividends, Distributions, and Taxes	85
Financial Highlights	85
Additional Information	Back Cover

CAVALIER ADAPTIVE INCOME FUND

INVESTMENT OBJECTIVES
The Cavalier Adaptive Income Fund (the “Fund”) seeks total return through a combination of capital appreciation and current income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled Class A shares on page 74 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Additional Purchase and Redemption Information on page 38.
Shareholder Fees
(fees paid directly from your investment)
	Institutional	Class C	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	4.50%
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	1.00%	None
Redemption Fee (as a % of amount redeemed)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Class C	Class A
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b‑1) Fees	None	1.00%	0.25%
Other Expenses	1.87%	1.83%	1.87%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.88%	3.84%	3.13%
Less Fee Waiver and/or Expense Limitation[2]	(1.62)%	(1.58)%	(1.62)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	1.26%	2.26%	1.51%
1. “Acquired Fund” means any investment company in which the Fund invests or has invested during the previous fiscal year.  The “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” will not match the Fund’s gross and net expense ratios reported in the Financial Highlights from the Fund’s financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
2. Cavalier Investments, LLC, the investment advisor to the Fund (the “Advisor”), has entered into an expense limitation agreement with the Fund under which it has agreed to waive or reduce its fees and assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 1.25%, 2.25%, and 1.50% of the average daily net assets of the Institutional, Class C, and Class A shares of the Fund, respectively. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The expense limitation agreement runs through September 30, 2020 and may be terminated by the Board at any time. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the expense limitation agreement.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through September 30, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$128	$739	$1,375	$3,088
Class C	$329	$1,027	$1,844	$3,971
Class A	$597	$1,227	$1,881	$3,627
You would pay the following expenses if you did not redeem your shares:
Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$128	$739	$1,375	$3,088
Class C	$229	$1,027	$1,844	$3,971
Class A	$597	$1,227	$1,881	$3,627
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  For the fiscal year ended May 31, 2019, the Fund’s portfolio turnover rate was 27.78% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund’s portfolio managers seek to achieve the Fund’s investment objective of total return by investing primarily in fixed income securities. These investments may include mortgage backed securities, asset backed securities, commercial mortgage backed securities, non-agency mortgage backed securities, corporate investment grade securities, convertible securities, high yield -high risk bonds (commonly known as “junk bonds”), securities issued or guaranteed by certain U.S. Government agencies, instrumentalities and sponsored enterprises, preferred securities, and global debt securities. The Fund’s allocation of its assets into various asset classes will depend on the views of the Sub-Advisor as to the best value relative to what is currently presented in the market place.

The Fund may invest in fixed income securities of any maturity and any credit rating, including below investment grade securities (commonly referred to as “junk”), bonds of issuers in default, and unrated bonds. The fixed income securities in which the Fund invests do not have an established average portfolio duration and the average portfolio durations will vary. The Fund will not be limited in its investments by sector criteria, and may invest in foreign securities, including foreign securities in emerging markets.
The Sub-Advisor analyzes a variety of factors when determining the credit quality of the fixed income securities in which the Fund invests and in selecting securities for the Fund’s portfolio, such as collateral quality, credit support, and structure. The Sub-Advisor also considers market conditions in selecting securities for the Fund. The Sub-Advisor attempts to diversify risks that arise from position sizes, geography, ratings, duration, deal structure and collateral values. The Sub-Advisor seeks to limit risk of principal by targeting assets that it considers undervalued. The Sub-Advisor may sell a security if the Sub-Advisor no longer believes it is undervalued or if the Sub-Advisor believes that a different security will better help the Fund achieve its investment objective.

The portfolio managers will sell a portfolio security when a more attractive investment opportunity is identified, or the Fund’s portfolio needs to be rebalanced. As a result of this strategy, the Fund may have a relatively high level of portfolio turnover compared to other mutual funds, which may affect the Fund’s performance due to higher transactions costs and higher taxes. The Fund may invest up to 15% of its net assets in illiquid investments.

PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund. Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund will be subject to the following principal risks:
Mortgage-Backed Securities Risk. Mortgage-backed securities risk refers to the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. The liquidity of mortgage-backed securities can change significantly over time.

Asset-Backed Securities Investment Risk. Asset-backed securities risk is the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.
Rating Agencies Risks. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely. Such changes may negatively affect the liquidity or market price of the securities in which the Fund invests. The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure.
Liquidity Risk . Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Credit Risk. Credit risk refers to the risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social, or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower-quality debt securities (commonly known as “junk bonds”) tend to be particularly sensitive to these changes.
Fixed Income Risk.  Investments by the Fund and Portfolio Funds in fixed income securities will subject the Fund to the risks associated with such investments.  The prices of these securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers.  Fixed income securities tend to decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities.  Also, longer-term securities are more volatile, so the average maturity or duration of these securities affects risk.  Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt.  The lower the rating of a debt security, the greater its risks. Debt instruments rated below investment grade or debt instruments that are unrated and determined by the Advisor to be of comparable quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

High-Yield Risk.  The Fund and Portfolio Funds may invest in junk bonds, including bonds of issuers in default, and other fixed income securities that are rated below investment grade.  Securities in this rating category are speculative and are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.  Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher grade securities.  The retail secondary market for junk bonds may be less liquid than that of higher-rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices.  Additionally, these instruments are unsecured and may be subordinated to other creditor’s claims.
Inflation Risk.  Fixed income securities held by the Fund and Portfolio Funds are subject to inflation risk.  Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less.  This potential decrease in market value of fixed income securities would result in a loss in the value of the Fund’s portfolio.
Interest Rate Risk.  Interest rates may rise resulting in a decrease in the value of the fixed income securities held by the Fund and Portfolio Funds or may fall resulting in an increase in the value of such securities.  Fixed income securities with longer maturities involve greater risk than those with shorter maturities.
Convertible Securities Risk.   Convertible securities are fixed income securities that the Fund or a Portfolio Fund has the option to exchange for equity securities at a specified conversion price.  The option allows the Fund or a Portfolio Fund to realize additional returns if the market price of the equity securities exceeds the conversion price.  Convertible securities have lower yields than comparable fixed income securities and may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities.

Corporate Debt Securities Risk.   The Fund and Portfolio Funds may invest in corporate debt securities.  Corporate debt securities are fixed income securities issued by businesses.  Notes, bonds, debentures, and commercial paper are the most prevalent types of corporate debt securities.  The credit risks of corporate debt securities vary widely among issuers.  In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment, meaning that issuers might not make payments on subordinated securities while continuing to make payments on senior securities or, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.
Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

Investment Advisor Risk.  The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.
LIBOR Risk. Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Fund and/or issuers of instruments in which the Fund may invest may also reference LIBOR. The Fund also may utilize leverage or borrowings primarily based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. The effect of a phase out of LIBOR on U.S. instruments in which the Fund may invest is currently unclear. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions, and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market.  Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions.  The Fund’s performance per share will change daily in response to such factors.
Portfolio Turnover Risk.  The Advisor will sell Portfolio Funds and other securities when it is in the best interest of the Fund and its shareholders to do so without regard to the length of time they have been held. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund.  High rates of portfolio turnover may also result in the realization of short-term capital gains and losses.  Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.
Preferred Equity Risk.  Preferred equity’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred equity may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred equity tends to vary more with fluctuations in the underlying common equity and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred equity may suffer a loss of value if dividends are not paid and have limited voting rights.
U.S. Government Securities Risk. U.S. government securities risk refers to the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

PERFORMANCE INFORMATION
The following bar chart and tables provide an indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class Shares performance from year to year and by showing how the average annual total returns for each class compared to that of a broad-based securities market index. Performance information for Class A shares will be included after the share class has been in operation for one complete calendar year. Although Class A and Class C shares would have similar annual returns because they have the same total annual fund operating expenses, Class A and Class C shares average annual total returns would be lower than those shown for Institutional Class Shares in the table because Class A and Class C shares generally have higher expenses than Institutional Class Shares. Performance for the periods shown below prior to February 12, 2018, is based on the prior investment strategy utilized by the Fund. Prior to July 31, 2015, the Fund had a different investment advisor. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting http://www.ncfunds.com/fundpages/801.htm for the Institutional Class Shares, by visiting http://www.ncfunds.com/fundpages/803.htm for the Class C Shares, and by visiting http://www.ncfunds.com/fundpages/875.htm for the Class A Shares.
Institutional Class
Calendar Year Returns

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 3.28% (quarter ended March 31, 2016), and the Fund’s lowest quarterly return was ‑1.48% (quarter ended June 30, 2013). The Fund’s year-to-date return as of June 30, 2019, was 3.10%.

Average Annual Total Returns Periods Ended December 31, 201 8	Past 1 Year	Past 5 Years	Since Inception*
Institutional Class Shares Before taxes After taxes on distributions After taxes on distributions and sale of shares	4.79% 2.77% 2.68%	3.26% 1.95% 1.90%	2.91% 1.81% 1.77%
Barclays Capital U.S. Aggregate Bond Index (reflects no deductions for fees and expenses)	0.01%	2.52%	3.11%
Class C Shares Before taxes	3.71%	2.23%	1.87%
Barclays Capital U.S. Aggregate Bond Index (reflects no deductions for fees and expenses)	0.01%	2.52%	2.82%
* October 2, 2009 for Institutional Class Shares and February 18, 2011 for Class C Shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).  After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.
MANAGEMENT
Investment Advisor. Cavalier Investments, LLC, serves as the Fund’s investment advisor.
Investment Sub-Advisor. Buckhead Capital Management, LLC (the “Sub-Advisor” or “Buckhead”), serves as the Fund’s investment sub-advisor.

Portfolio Managers. The Fund’s portfolio managers are Matt Boden, Chad Stephens, and Rick Nelson.  They have provided services to the Fund since July 2017.
For important information about Purchase and Sale of Fund Shares, Tax Information, and Financial Intermediary Compensation, please turn to page 47 of the prospectus.

CAVALIER FUNDAMENTAL GROWTH FUND

INVESTMENT OBJECTIVES
The Cavalier Fundamental Growth Fund (the “Fund”) seeks capital appreciation.
FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled Class A shares on page 74 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Additional Purchase and Redemption Information on page 3 8 .
Shareholder Fees
(fees paid directly from your investment)
	Institutional	Class C	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	4.50%
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	1.00%	None
Redemption Fee (as a % of amount redeemed)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Class C	Class A
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b‑1) Fees	None	1.00%	0.25%
Other Expenses	0.39%	0.39%	0.39%
Total Annual Fund Operating Expenses	1.39%	2.39%	1.64%
Less Fee Waiver and/or Expense Limitation[1]	(0.14)%	(0.14)%	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	1.25%	2.25%	1.50%
1. Cavalier Investments, LLC, the investment advisor to the Fund (the “Advisor”), has entered into an expense limitation agreement with the Fund under which it has agreed to waive or reduce its fees and assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) to not more than 1.25%, 2.25%, and 1.50% of the average daily net assets  of the Institutional, Class C, and Class A shares of the Fund, respectively. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The expense limitation agreement runs through September 30, 20 20 and may be terminated by the Board at any time. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the expense limitation agreement.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through September 30, 20 20 .  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$127	$426	$747	$1,656
Class C	$328	$732	$1,263	$2,716
Class A	$596	$931	$1,289	$2,295
You would pay the following expenses if you did not redeem your shares:
Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$127	$426	$747	$1,656
Class C	$228	$732	$1,263	$2,716
Class A	$596	$931	$1,289	$2,295
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended May 31, 201 9 , the Fund’s portfolio turnover rate was 122.27 % of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund’s portfolio manager seeks to achieve the Fund’s investment objective of capital appreciation by principally investing in stocks that the portfolio manager believes to have above-average growth potential relative to their peers. The portfolio manager uses a proprietary screening system that incorporates quantitative and fundamental analysis in order to construct the Fund’s portfolio. The Fund is considered “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund invests principally in common stocks and is not limited in its investments by market capitalization.  The Fund’s investments may be issued by both domestic and foreign companies, and investments may be made directly in foreign markets, including emerging markets, as well as indirectly through exchange-traded funds and American Depository Receipts (ADRs).  The portfolio manager deems an issuer to be foreign if it is an issuer of securities for which a U.S. market is not the principal trading market.  To the extent the Fund invests in ADRs, it may invest in ADRs sponsored by the issuers of the underlying securities or ADRs not sponsored by the issuers.

The screening system for the Fund is composed of three steps. The first step employs quantitative analysis of market and individual stock statistics in order to rank stocks by different measures of risk and reward.  Second, screens based on fundamental variables are applied to the highest ranked stocks, those found to have encouraging risk/reward measures.  This step seeks to highlight investment opportunities by evaluating companies in light their profit margins, earnings growth, and the ratio of price to expected future earnings. Third, the Advisor uses a self-developed model to try to design a risk-adjusted portfolio that is diversified across sectors and industries.
The portfolio manager may sell a portfolio security when its reward/risk measures weaken, the fundamentals of the stock change, to pursue opportunities that the portfolio manager believes will be of greater benefit to the Fund, or to rebalance the Fund’s portfolio.  As a result of its strategy, the Fund may have a relatively high level of portfolio turnover compared to other mutual funds, which may affect the Fund’s performance due to higher transactions costs and higher taxes. Portfolio turnover will not be a limiting factor in making investment decisions.
PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund will be subject to the following principal risks:
Common Stock Risk.  The Fund’s investments in shares of common stock, both directly and indirectly through the Fund’s investment in shares of other investment companies, may fluctuate in value response to many factors, including the activities of the individual issuers whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Fund to potential losses.  Common stock generally is subordinate to preferred stock and debt securities with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.
Currency Risk.  The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.  Adverse changes in currency exchange rates relative to the U.S. dollar may diminish gains from investments denominated in a foreign currency or may widen existing losses.
Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

Depository Receipts.  The Fund may invest in the securities of foreign issuers in the form of depository receipts or other securities convertible into securities of foreign issuers.  Depository receipts are issued by a bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.  Unsponsored depository receipt programs are organized independently of the issuer of the underlying securities and, consequently, available information concerning the issuer may not be as current as for sponsored depository receipts and the prices of unsponsored depository receipts may be more volatile.  The Fund’s investments in depository receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.
Foreign Securities and Emerging Markets Risk.  The Fund and Portfolio Funds may have significant investments in foreign securities, which have investment risks different from those associated with domestic securities.  The value of foreign investments may be affected by the value of the local currency relative to the U.S. dollar, changes in exchange control regulations, application of foreign tax laws, changes in governmental economic or monetary policy, or changed circumstances in dealings between nations.  There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign securities.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are often higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.  In addition to the risks of foreign securities in general, countries in emerging markets are more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues which could reduce liquidity.
Investment Advisor Risk.  The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.
Large-Cap Securities Risk.  Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market.  Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions.  The Fund’s performance per share will change daily in response to such factors.
Portfolio Turnover Risk.  The Advisor will sell Portfolio Funds and other securities when it is in the best interest of the Fund and its shareholders to do so without regard to the length of time they have been held. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund.  High rates of portfolio turnover may also result in the realization of short-term capital gains and losses.  Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

Quantitative Model Risk.  Securities or other investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.
Small-Cap and Mid-Cap Securities Risk. The Fund may invest in securities of small-cap and mid-cap companies, which involve greater volatility than investing in larger and more established companies.  Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Securities of these types of companies have limited market liquidity, and their prices may be more volatile.
PERFORMANCE INFORMATION
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class Shares performance from year to year and by showing how the average annual total returns for each class compare to that of a broad-based securities market index. Performance information for Class A shares will be included after the share class has been in operation for one complete calendar year. Although Class A and Class C shares would have similar annual returns because they have the same total annual fund operating expenses, Class A and Class C shares average annual total returns would be lower than those shown for Institutional Class Shares in the table because Class A and Class C shares generally have higher expenses than Institutional Class Shares. Prior to July 31, 2015, the Fund had a different investment advisor. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s results can be obtained by visiting http://www.ncfunds.com/fundpages/872.htm for the Institutional Class Shares, by visiting http://www.ncfunds.com/fundpages/873.htm for the Class C Shares, and by visiting http://www.ncfunds.com/fundpages/877.htm for the Class A Shares.

 Institutional Class
Calendar Year Returns

During the periods shown in the bar chart above the Fund’s highest quarterly return was 14.45% (quarter ended September 30, 2017) and the Fund’s lowest quarterly return was - 25.65% (quarter ended December 31, 2018 ). The Fund’s year-to-date return as of June 30, 201 9 was 21.51%.

Average Annual Total Returns Periods Ended December 31, 201 8	Past 1 Year	Past 5 Years	Since Inception*
Institutional Class Shares Before taxes After taxes on distributions After taxes on distributions and sale of shares	-19.44% -21.10% -9.67%	3.15% 2.54% 2.47%	4.55% 3.96% 3.65%
S&P Global Broad Market TR Index (reflects no deductions for fees and expenses)	-9.67%	4.72%	5.34%
Class C Shares Before taxes	-20.18%	2.15%	3.82%
S&P Global Broad Market TR Index (reflects no deductions for fees and expenses)	9.67%	4.72%	5.23%
* October 17, 2013 for Institutional Class Shares and November 4, 2013 for Class C Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).  After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.
MANAGEMENT
Investment Advisor. Cavalier Investments, LLC, serves as the Fund’s investment advisor.
Investment Sub-Advisor. Navellier & Associates, Inc. (the “Sub-Advisor” or “Navellier”) , is the Fund’s investment sub-advisor.
Portfolio Managers. The Fund’s portfolio is managed on a day-to-day basis by Louis Navellier.  Mr. Navellier founded the Sub-Advisor and currently serves as its chief investment officer, chief executive officer, and chairman.  He has provided services to the Fund since October 2013.
For important information about Purchase and Sale of Fund Shares, Tax Information, and Financial Intermediary Compensation, please turn to page 47 of the prospectus.

CAVALIER GROWTH OPPORTUNITIES FUND
INVESTMENT OBJECTIVES
The Cavalier Growth Opportunities Fund (the “Fund”) seeks capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled Class A shares on page 74 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Additional Purchase and Redemption Information on page 3 8 .
Shareholder Fees
(fees paid directly from your investment)
	Institutional	Class C	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	4.50%
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	1.00%	None
Redemption Fee (as a % of amount redeemed)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Class C	Class A
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b‑1) Fees	None	1.00%	0.25%
Other Expenses	0.57%	0.57%	0.57%
Acquired Fund Fees and Expenses [1]	0.23%	0.23%	0.23%
Total Annual Fund Operating Expenses	1.80%	2.80%	2.05%
Less Fee Waiver and/or Expense Limitation [2]	(0.30)%	(0.30)%	(0.30)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	1.50%	2.50%	1.75%
1 . “Acquired Fund” means any investment company in which the Fund invests or has invested during the previous fiscal year. The “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” will not match the Fund’s gross and net expense ratios reported in the Financial Highlights from the Fund’s financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
2 . Cavalier Investments, LLC, the investment advisor to the Fund (the “Advisor”), has entered into an expense limitation agreement with the Fund under which it has agreed to waive or reduce its fees and assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 1.25%, 2.25%, and 1.50%  of the average daily net assets of the Institutional, Class C, and Class A shares of the Fund, respectively. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The expense limitation agreement runs through September 30, 20 20 and may be terminated by the Board at any time. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the expense limitation agreement.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through September 30, 20 20 .  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$153	$537	$947	$2,091
Class C	$353	$840	$1,453	$3,107
Class A	$620	$1,036	$1,477	$2,699
You would pay the following expenses if you did not redeem your shares:
Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$153	$537	$947	$2,091
Class C	$253	$840	$1,453	$3,107
Class A	$620	$1,036	$1,477	$2,699
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  For the fiscal year ended May 31, 201 9 , the Fund’s portfolio turnover rate was 268.30 % of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund’s portfolio manager seeks to achieve the Fund’s investment objective of capital appreciation by investing in exchange-traded funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and not affiliated with the Fund (“Portfolio Funds”) that invest in equity securities of issuers from a number of countries throughout the world. The Fund may also invest in individual large cap equities. The Fund is considered “diversified” under the 1940 Act.

The strategy primarily utilizes ETFs and equities but may access fixed income securities to diversify the Fund’s asset classes. The Manager uses a top-down approach to identify sectors that the manager believes will produce strong performance relative to the overall market and makes investments to capitalize on these market predictions. Top-down investing is an investment analysis approach that involves looking first at the macro picture of the economy, and then looking at the smaller factors in finer detail. After looking at the big-picture conditions around the world, the manager then examines the general market conditions followed by particular industrial sectors to select those sectors that it predicts will outperform the market. When the manager deems it appropriate to position the portfolio defensively, this strategy considers cash to be an asset class and will allocate a significant percentage to cash and cash equivalents.
The Portfolio Funds will not be limited in their investments by market capitalization or sector criteria, and may invest in foreign securities, including foreign securities in emerging markets. The Portfolio Funds in which the Fund invests will have investment objectives similar to the Fund’s or will otherwise hold permitted investments under the Fund’s investment policies.  Although the Fund principally invests in Portfolio Funds with no sales related expenses or very low sales related expenses, the Fund is not precluded from investing in Portfolio Funds with sales-related expenses, redemption fees, and/or service fees. The portfolio manager will sell a Portfolio Fund when a more attractive investment opportunity is identified, or the Fund’s portfolio needs to be rebalanced. As a result of its strategy, the Fund may have a relatively high level of portfolio turnover compared to other mutual funds, which may affect the Fund’s performance due to higher transactions costs and higher taxes. Portfolio turnover will not be a limiting factor in making investment decisions.
PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund will be subject to the following principal risks:
Control of Portfolio Funds Risk. The Portfolio Funds each have their own unique investment objective, strategies, and risks. There is no guarantee that the Portfolio Funds will achieve their investment objectives and the Fund has exposure to the investment risks of the Portfolio Funds in direct proportion to the allocation of assets among the funds. The investment policies of the Portfolio Funds may differ from the Fund’s policies.
Although the Fund and the Advisor will evaluate regularly each Portfolio Fund to determine whether its investment program is consistent with the Fund’s investment objective, the Advisor will not have any control over the investments made by a Portfolio Fund.  The investment advisor to each Portfolio Fund may change aspects of its investment strategies at any time.  The Advisor will not have the ability to control or otherwise influence the composition of the investment portfolio of a Portfolio Fund.

Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.
Equity Securities Risk.  Investments by the Portfolio Funds in equity securities may fluctuate in value response to many factors, including the activities of the individual issuers whose securities the Portfolio Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. During temporary or extended bear markets, the value of equity securities will decline, which could also result in losses for the Fund.
ETFs Risk.  The Fund’s investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF’s underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities, an ETF may trade at a premium or discount to its net asset value, or an ETF may not replicate exactly the performance of the benchmark index it seeks to track. In addition, investing in an ETF may also be costlier than if the Fund had owned the underlying securities directly. The Fund and, indirectly, shareholders of the Fund, bear a proportionate share of the ETF’s expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale.
Fixed Income Risk.  Investments by the Fund and Portfolio Funds in fixed income securities will subject the Fund to the risks associated with such investments.  The prices of these securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers.  Fixed income securities tend to decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities.  Also, longer-term securities are more volatile, so the average maturity or duration of these securities affects risk.  Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt.  The lower the rating of a debt security, the greater its risks. Debt instruments rated below investment grade or debt instruments that are unrated and determined by the Advisor to be of comparable quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.
Foreign Securities and Emerging Markets Risk.  The Portfolio Funds may have significant investments in foreign securities, which have investment risks different from those associated with domestic securities.  The value of foreign investments may be affected by the value of the local currency relative to the U.S. dollar, changes in exchange control regulations, application of foreign tax laws, changes in governmental economic or monetary policy, or changed circumstances in dealings between nations.  There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign securities.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are often higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.  In addition to the risks of foreign securities in general, countries in emerging markets are more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues which could reduce liquidity.

Fund Investing Risk.  Investments in other investment companies subject the Fund to additional operating and management fees and expenses. Investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund’s direct fees and expenses.  The Fund’s performance depends in part upon the performance of the investment advisor to each Portfolio Fund, the strategies and instruments used by the Portfolio Funds, and the Advisor's ability to select Portfolio Funds and effectively allocate fund assets among them.
Investment Advisor Risk.  The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.
Large-Cap Securities Risk.  Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market.  Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions.  The Fund’s performance per share will change daily in response to such factors.
Portfolio Turnover Risk.  The Advisor will sell Portfolio Funds and other securities when it is in the best interest of the Fund and its shareholders to do so without regard to the length of time they have been held. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund.  High rates of portfolio turnover may also result in the realization of short-term capital gains and losses.  Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.
Small-Cap and Mid-Cap Securities Risk.  The Portfolio Funds may invest in securities of small-cap and mid-cap companies, which involves greater volatility than investing in larger and more established companies.  Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Securities of these types of companies have limited market liquidity, and their prices may be more volatile.  You should expect that the value of the Portfolio Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

PERFORMANCE INFORMATION
The following bar chart and tables provide an indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class Shares performance from year to year and by showing how the average annual total returns for each class compared to that of a broad-based securities market index. Performance information for Class A shares will be included after the share class has been in operation for one complete calendar year. Although Class A and Class C shares would have similar annual returns because they have the same total annual fund operating expenses, Class A and Class C shares average annual total returns would be lower than those shown for Institutional Class Shares in the table because Class A and Class C shares generally have higher expenses than Institutional Class Shares. Prior to July 31, 2015, the Fund had a different investment advisor. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s results can be obtained by visiting http://www.ncfunds.com/fundpages/863.htm for the Institutional Class Shares, by visiting http://www.ncfunds.com/fundpages/864.htm for the Class C Shares, and by visiting http://www.ncfunds.com/fundpages/878.htm for the Class A Shares.

Institutional Class
Calendar Year Returns

During the periods shown in the bar chart above the Fund’s highest quarterly return was 8.29% (quarter ended March 31, 2013) and the Fund’s lowest quarterly return was - 14.72% (quarter ended December 31, 2018 ).  The Fund’s year-to-date return as of June 30, 201 9 , 16.20%.

Average Annual Total Returns Periods Ended December 31, 201 8	Past 1 Year	Past 5 Years	Since Inception*
Institutional Class Shares Before taxes After taxes on distributions After taxes on distributions and sale of shares	-8.20% -10.66% -4.49%	5.23% 4.39% 3.90%	8.23% 7.46% 6.51%
S&P Global Broad Market TR Index (reflects no deductions for fees and expenses)	-9.67%	4.72%	7.69%
Class C Shares Before taxes	-9.03%	4.17%	7.48%
S&P Global Broad Market TR Index (reflects no deductions for fees and expenses)	-9.67%	4.72%	7.99%
* September 20, 2012 for Institutional Class Shares and September 26, 2012 for Class C Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).  After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.
MANAGEMENT
Investment Advisor. Cavalier Investments, LLC, serves as the Fund’s investment advisor.
Investment Sub-Advisor. Bluestone Capital Management, LLC ( the “Sub-Advisor” or “Bluestone”), serves as the Fund’s investment sub-advisor.
Portfolio Managers. The Fund’s portfolio managers are Brian Shevland and Lee Calfo.  Messrs. Shevland and Calfo have provided services to the Fund since September 2018.
For important information about Purchase and Sale of Fund Shares, Tax Information, and Financial Intermediary Compensation, please turn to page 47 of the prospectus.

CAVALIER HEDGED HIGH INCOME FUND
INVESTMENT OBJECTIVES
The Cavalier Hedged High Income Fund (the “Fund”) seeks to achieve current income and real return.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled Class A shares on page 74 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Additional Purchase and Redemption Information on page 3 8 .
Shareholder Fees
(fees paid directly from your investment)
	Institutional	Class C	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	4.50%
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	1.00%	None
Redemption Fee (as a % of amount redeemed)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Class C	Class A
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b‑1) Fees	None	1.00%	0.25%
Other Expenses	0.65%	0.65%	0.65%
Acquired Fund Fees and Expenses[1]	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses	1.95%	2.95%	2.20%
Less Fee Waiver and/or Expense Limitation[2]	(0.40)%	(0.40)%	(0.40)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	1.55%	2.55%	1.80%
1. “Acquired Fund” means any investment company in which the Fund invests or has invested during the previous fiscal year.  The “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” will not match the Fund’s gross and net expense ratios reported in the Financial Highlights from the Fund’s financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
2.  Cavalier Investments, LLC, the investment advisor to the Fund (the “Advisor”), has entered into an expense limitation agreement with the Fund under which it has agreed to waive or reduce its fees and assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 1.25%, 2.25%, and 1.50% of the average daily net assets of the Institutional, Class C, and Class A shares of the Fund, respectively. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The expense limitation agreement runs through September 30, 20 20 and may be terminated by the Board at any time. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the expense limitation agreement.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through September 30, 20 20 .  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$158	$574	$1,015	$2,243
Class C	$358	$875	$1,517	$3,242
Class A	$625	$1,071	$1,542	$2,840
You would pay the following expenses if you did not redeem your shares:
Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$158	$574	$1,015	$2,243
Class C	$258	$875	$1,517	$3,242
Class A	$625	$1,071	$1,542	$2,840
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  For the fiscal year ended May 31, 201 9 , the Fund’s portfolio turnover rate was 81.99 % of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund’s portfolio managers seek to achieve the Fund’s investment objective of current income and real return by investing other investment companies, including mutual and exchange-traded funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and not affiliated with the Fund (“Portfolio Funds”) or making direct investments in portfolio securities based upon institutional research. The Fund may invest in Master Limited Partnerships (“MLPs”), Real Estate Investment Trusts (“REITs”), Limited Partnerships , and large capitalization equity securities, including preferred stocks, that the portfolio managers believe will generate income. The Fund may also directly invest in equities for investment purposes. The Fund is considered “diversified” under the 1940 Act.

The investments of the Fund and Portfolio Funds will be comprised primarily of fixed income securities, principally consisting of bonds, corporate debt securities, and government securities. Such investments will frequently include high yield corporate bonds (or “junk bonds”), and emerging market debt. The Fund will invest a significant amount of its assets in securities that are rated below investment grade at the time of investment. The Fund and Portfolio Funds may invest in fixed income securities of any maturity and any credit rating, including bonds of issuers in default. The Fund and Portfolio Funds may occasionally invest in inverse high yield investments (which attempt to short high yield or “junk” bonds) to provide a hedge to the portfolio during negative credit events, such as when an increase in the default rates of any of the U.S. high yield sectors occurs or when there is an increase in the high yield bond spread. A high yield bond spread is the percentage difference in current yields of various classes of high-yield bonds compared to investment-grade corporate bonds or another benchmark bond measure. The inverse high yield investments that the Fund and Portfolio Funds may invest in are exchange-traded funds (“ETFs”) that provide inverse exposure to high yield or “junk” bond markets. The Fund and Portfolio Funds do not have an established average portfolio duration and the average portfolio durations will vary. The Fund and Portfolio Funds will not be limited in their investments by sector criteria. The Portfolio Funds in which the Fund invests will have an investment objective similar to the Fund’s or will otherwise hold permitted investments under the Fund’s investment policies. Although the Fund principally invests in Portfolio Funds with no sales related expenses or very low sales related expenses, the Fund is not precluded from investing in Portfolio Funds with sales-related expenses, redemption fees, and/or service fees.
The portfolio manager will sell a Portfolio Fund when a more attractive investment opportunity is identified, or the Fund’s portfolio needs to be rebalanced.  Decisions by the Advisor or Sub-Advisor to sell other portfolio securities will be based upon institutional research. Under certain market conditions such as when corporate bankruptcies are increasing or when corporate fundamentals are decreasing, the Fund may have a relatively high level of portfolio turnover compared to other mutual funds, which may affect the Fund’s performance due to higher transaction costs and taxes.  Portfolio turnover will not be a limiting factor in making investment decisions.
PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency The Fund will be subject to the following principal risks:
Control of Portfolio Funds Risk. The Portfolio Funds each have their own unique investment objective, strategies, and risks.  There is no guarantee that the Portfolio Funds will achieve their investment objectives and the Fund has exposure to the investment risks of the Portfolio Funds in direct proportion to the allocation of assets among the funds.  The investment policies of the Portfolio Funds may differ from the Fund’s policies.

Although the Fund and the Advisor will evaluate regularly each Portfolio Fund to determine whether its investment program is consistent with the Fund’s investment objective, the Advisor will not have any control over the investments made by a Portfolio Fund.  The investment advisor to each Portfolio Fund may change aspects of its investment strategies at any time.  The Advisor will not have the ability to control or otherwise influence the composition of the investment portfolio of a Portfolio Fund.
Corporate Debt Securities Risk.  The Fund and Portfolio Funds may invest in corporate debt securities.  Corporate debt securities are fixed income securities issued by businesses.  Notes, bonds, debentures, and commercial paper are the most prevalent types of corporate debt securities.  The credit risks of corporate debt securities vary widely among issuers.  In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment, meaning that issuers might not make payments on subordinated securities while continuing to make payments on senior securities or, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.
Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.
Equity Securities Risk. Investments by the Portfolio Funds in equity securities may fluctuate in value in response to many factors, including the activities of the individual issuers whose securities the Portfolio Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. During temporary or extended bear markets, the value of equity securities will decline, which could also result in losses for the Fund.
ETFs Risk.  The Fund’s investment in exchange-traded funds (“ETFs”) may subject the Fund to additional risks than if the Fund would have invested directly in the ETF’s underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities, an ETF may trade at a premium or discount to its net asset value, or an ETF may not replicate exactly the performance of the benchmark index it seeks to track. In addition, investing in an ETF may also be costlier than if the Fund had owned the underlying securities directly. The Fund and, indirectly, shareholders of the Fund, bear a proportionate share of the ETF’s expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale.
Fixed Income Risk.  Investments by the Fund and Portfolio Funds in fixed income securities will subject the Fund to the risks associated with such investments.  The prices of these securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers.  Fixed income securities tend to decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities.  Also, longer-term securities are more volatile, so the average maturity or duration of these securities affects risk.  Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt.  The lower the rating of a debt security, the greater its risks. Debt instruments rated below investment grade, or debt instruments that are unrated and determined by the Advisor to be of comparable quality, are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

Foreign Securities and Emerging Markets Risk.  The Fund and Portfolio Funds may have significant investments in foreign securities, which have investment risks different from those associated with domestic securities.  The value of foreign investments may be affected by the value of the local currency relative to the U.S. dollar, changes in exchange control regulations, application of foreign tax laws, changes in governmental economic or monetary policy, or changed circumstances in dealings between nations.  There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign securities.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are often higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.  In addition to the risks of foreign securities in general, countries in emerging markets are more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues which could reduce liquidity.
Fund of Funds Risk.  The Fund may operate as a “fund of funds.”  The term “fund of funds” is typically used to describe investment companies, such as the Fund, whose principal investment strategy involves investing in other investment companies.  Investments in other investment companies subject the Fund to additional operating and management fees and expenses. Investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund’s direct fees and expenses.  The Fund’s performance depends in part upon the performance of the investment advisor to each Portfolio Fund, the strategies and instruments used by the Portfolio Funds, and the Advisor's ability to select Portfolio Funds and effectively allocate fund assets among them.
High-Yield Risk.  The Fund and Portfolio Funds may invest in junk bonds, including bonds of issuers in default, and other fixed income securities that are rated below investment grade.  Securities in this rating category are speculative and are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.  Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher-grade securities.  The retail secondary market for junk bonds may be less liquid than that of higher-rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices.  Additionally, these instruments are unsecured and may be subordinated to other creditor’s claims.

Inflation Risk.  Fixed income securities held by the Fund and Portfolio Funds are subject to inflation risk.  Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less.  This potential decrease in market value of fixed income securities would result in a loss in the value of the Fund’s portfolio.
Interest Rate Risk.  Interest rates may rise resulting in a decrease in the value of the fixed income securities held by the Fund and Portfolio Funds or may fall resulting in an increase in the value of such securities.  Fixed income securities with longer maturities involve greater risk than those with shorter maturities.
Investment Advisor Risk.  The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.
Large-Cap Securities Risk.   Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market. Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions. The Fund’s performance per share will change daily in response to such factors.
MLPs Risk. An investment in MLPs involves risk that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of equity securities issued by MLPs have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of such equity securities have more limited control and limited rights to vote on matters affecting the partnership. In addition, certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If their parent or sponsor entities fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.
Portfolio Turnover Risk.  The Advisor will sell Portfolio Funds and other securities when it is in the best interest of the Fund and its shareholders to do so without regard to the length of time they have been held. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund.  High rates of portfolio turnover may also result in the realization of short-term capital gains and losses.  Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.
Preferred Equity Risk .  Preferred equity's right to dividends and liquidation proceeds is junior to the rights of a company's debt securities. The value of preferred equity may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company's creditworthiness. The value of preferred equity tends to vary more with fluctuations in the underlying common equity and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred equity may suffer a loss of value if dividends are not paid and have limited voting rights.

REIT Risk. Investing in REITs involves certain unique risks in addition to those associated with the real estate sector generally, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment available to REITs under the Internal Revenue Code of 1986, as amended, or the exemption from registration under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses.
PERFORMANCE INFORMATION
The following bar chart and tables provide an indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class Shares performance from year to year and by showing how the average annual total returns for each class compared to that of a broad-based securities market index. Performance information for Class A shares will be included after the share class has been in operation for one complete calendar year. Although Class A and Class C shares would have similar annual returns because they have the same total annual fund operating expenses, Class A and Class C shares average annual total returns would be lower than those shown for Institutional Class Shares in the table because Class A and Class C shares generally have higher expenses than Institutional Class Shares. Prior to July 31, 2015, the Fund had a different investment advisor. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s results can be obtained by visiting http://www.ncfunds.com/fundpages/854.htm for the Institutional Class Shares, by visiting http://www.ncfunds.com/fundpages/855.htm for the Class C Shares, by visiting http://www.ncfunds.com/fundpages/879.htm for the Class A Shares.

Institutional Class
Calendar Year Returns

During the periods shown in the bar chart above the Fund’s highest quarterly return was 7.12% (quarter ended March 31, 2017) and the Fund’s lowest quarterly return was - 5.38% (quarter ended December 31, 201 8 ).  The Fund’s year-to-date return as of June 30, 201 9 , was 8.46%.

Average Annual Total Returns Periods Ended December 31, 201 8	Past 1 Year	Past 5 Years	Since Inception*
Institutional Class Shares Before taxes After taxes on distributions After taxes on distributions and sale of shares	-4.02% -5.91% -2.24%	2.59% 0.62% 1.00%	3.44% 1.42% 1.67%
Barclays Capital Global High-Yield Index (reflects no deductions for fees and expenses)	-4.06%	3.33%	4.46%
Class C Shares Before taxes	-4.68%	1.61%	2.56%
Barclays Capital Global High-Yield Index (reflects no deductions for fees and expenses)	-4.06%	3.33%	4.61%
* September 20, 2012 for Institutional Class Shares and September 26, 2012 for Class C Shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).  After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.

MANAGEMENT
Investment Advisor. Cavalier Investments, LLC, serves as the Fund’s investment advisor.
Portfolio Managers. The Fund’s portfolio manager is Scott Wetherington with Cavalier Investments.  Mr. Wetherington has provided services to the Fund since July 2016.
For important information about Purchase and Sale of Fund Shares, Tax Information, and Financial Intermediary Compensation, please turn to page 47 of the prospectus.

CAVALIER TACTICAL ECONOMIC FUND
INVESTMENT OBJECTIVES
The Cavalier Tactical Economic Fund (the “Fund”) seeks total return through a combination of capital appreciation and current income, with a secondary goal of downside protection.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled Class A shares on page 74 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Additional Purchase and Redemption Information on page 3829.
Shareholder Fees
(fees paid directly from your investment)
	Institutional	Class C	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	4.50%
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	1.00%	None
Redemption Fee (as a % of amount redeemed)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Class C	Class A
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b‑1) Fees	None	1.00%	0.25%
Other Expenses	1.65%	1.67%	1.71%
Acquired Fund Fees and Expenses[1]	0.17%	0.17%	0.17%
Total Annual Fund Operating Expenses	2.82%	3.84%	3.13%
Less Fee Waiver and/or Expense Limitation[2]	(1.40)%	(1.42)%	(1.46)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	1.42%	2.42%	1.67%
1. “Acquired Fund” means any investment company in which the Fund invests or has invested during the previous fiscal year. The “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” will not match the Fund’s gross and net expense ratios reported in the Financial Highlights from the Fund’s financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
2. Cavalier Investments, LLC, the investment advisor to the Fund (the “Advisor”), has entered into an expense limitation agreement with the Fund under which it has agreed to waive or reduce its fees and assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 1.25%, 2.25%, and 1.50% of the average daily net assets of the Institutional, Class C, and Class A shares of the Fund, respectively. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The expense limitation agreement runs through September 30, 2020 and may be terminated by the Board at any time. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the expense limitation agreement.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through September 30, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$145	$742	$1,365	$3,046
Class C	$345	$1,042	$1,858	$3,981
Class A	$612	$1,241	$1,895	$3,637
You would pay the following expenses if you did not redeem your shares:
Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$145	$742	$1,365	$3,046
Class C	$245	$1,042	$1,858	$3,981
Class A	$612	$1,241	$1,895	$3,637
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  For the fiscal year ended May 31, 201 9 , the Fund’s portfolio turnover rate was 159.92 % of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve the Fund’s investment objective of total return by investing in exchange traded funds (“ETFs”) as well as other funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and not affiliated with the Fund (together, the “Portfolio Funds”). The Fund is considered “diversified” under the 1940 Act.

The strategy will follow an asset allocation strategy under which the Advisor selects ETFs that invest in equity securities and fixed income securities. The equity securities consist of primarily U.S. large cap, mid cap, and small cap securities. The fixed income securities will be primarily investment grade and may be of any duration and maturity, although, the Advisor expects that most will be short to medium term fixed income securities. The Advisor selects individual ETFs based on their performance track record, portfolio manager views on the underlying investments, and risk/return analysis of the ETF against a comparable benchmark.  The asset allocation strategy of the Fund deploys the Fund’s assets among equity and fixed income securities based on the Advisor’s internal technical and economic fundamental research. Economic fundamental research focuses on macroeconomic factors (e.g. economy and industry conditions). The Fund may invest 0-100% of its assets in equity and in fixed income securities based on the optimal allocation suggested by the Advisor’s research. The Fund may also invest in ETFs that invest in alternative investments, which will consist primarily of Real Estate Investment Trusts (“REITs”), limited partnerships, commodities, long/short equity, smart beta, or global macro strategies to hedge the equity and fixed income investments with 0-20% of Fund assets.
The Portfolio Funds will not be limited in their investments by market capitalization or sector criteria. The selection of equity ETFs is based on how well the ETF tracks an index for large cap securities (S&P 500), mid cap securities (S&P Mid Cap 400), and small cap securities (Russell 2000). The selection of fixed income ETFs is based on how well the ETF tracks an index for short to intermediate US Treasuries, or the Bloomberg Barclays US Aggregate Bond Index. The Portfolio Funds in which a portfolio manager invests will have an investment objective similar to the Fund’s or will otherwise hold permitted investments under the Fund’s investment policies.  Although the Fund principally invests in Portfolio Funds with no sales related expenses or very low sales related expenses, a portfolio manager is not precluded from investing in Portfolio Funds with sales-related expenses, redemption fees, and/or service fees.
The Fund will sell a Portfolio Fund when a more attractive investment opportunity is identified, or the Fund’s portfolio needs to be rebalanced based on the Advisor’s internal technical and economic fundamental research.  As a result of this strategy, the Fund may have a relatively high level of portfolio turnover compared to other mutual funds, which may affect the Fund’s performance due to higher transaction costs and taxes. Portfolio turnover will not be a limiting factor in making investment decisions.

PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund. Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund. The Fund will be subject to the following principal risks:

Common Stock Risk.  Investments by the Fund and Portfolio Funds in shares of common stock may fluctuate in value response to many factors, including the activities of the individual issuers whose securities the Fund or Portfolio Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Fund to potential losses.  During temporary or extended bear markets, the value of common stocks will decline, which could also result in losses for the Fund.
Fixed Income Risk.  Investments by the Fund and Portfolio Funds in fixed income securities will subject the Fund to the risks associated with such investments.  The prices of these securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers.  Fixed income securities tend to decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities.  Also, longer-term securities are more volatile, so the average maturity or duration of these securities affects risk.  Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt.  The lower the rating of a debt security, the greater its risks.
ETFs Risk.  The Fund’s investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF’s underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities, an ETF may trade at a premium or discount to its net asset value, or an ETF may not replicate exactly the performance of the benchmark index it seeks to track. In addition, investing in an ETF may also be costlier than if the Fund had owned the underlying securities directly. The Fund and, indirectly, shareholders of the Fund, bear a proportionate share of the ETF’s expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale.
Small-Cap and Mid-Cap Securities Risk.  The Fund and Portfolio Funds may invest in securities of small-cap and mid-cap companies, which involves greater volatility than investing in larger and more established companies.  Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Securities of these types of companies have limited market liquidity, and their prices may be more volatile.  You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.
Large-Cap Securities Risk.  Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Inflation Risk.  Fixed income securities held by the Fund and Portfolio Funds are subject to inflation risk.  Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value of fixed income securities would result in a loss in the value of the Fund’s portfolio.
Interest Rate Risk.  Interest rates may rise resulting in a decrease in the value of the fixed income securities held by the Fund and Portfolio Funds or may fall resulting in an increase in the value of such securities.  Fixed income securities with longer maturities involve greater risk than those with shorter maturities.

Commodities Risk.  The Fund and Portfolio Funds may have exposure to the commodities markets, subjecting the Fund to risks not associated with investments in traditional securities.  The value of commodities related investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, including drought, floods, weather, livestock disease, embargoes, and tariffs.  The prices of industrial metals, precious metals, agriculture, and livestock commodities may fluctuate widely due to changes in value, supply and demand, and governmental regulatory policies.
Control of Portfolio Funds Risk.  The Portfolio Funds each have their own unique investment objective, strategies, and risks.  There is no guarantee that the Portfolio Funds will achieve their investment objectives and the Fund has exposure to the investment risks of the Portfolio Funds in direct proportion to the allocation of assets among the funds.  The investment policies of the Portfolio Funds may differ from the Fund’s policies.
Although the Fund and the Advisor will evaluate regularly each Portfolio Fund to determine whether its investment program is consistent with the Fund’s investment objective, the Advisor will not have any control over the investments made by a Portfolio Fund.  The investment advisor to each Portfolio Fund may change aspects of its investment strategies at any time.  The Advisor will not have the ability to control or otherwise influence the composition of the investment portfolio of a Portfolio Fund.
Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.
Foreign Securities and Emerging Markets Risk.  The Fund and Portfolio Funds may have significant investments in foreign securities, which have investment risks different from those associated with domestic securities.  The value of foreign investments may be affected by the value of the local currency relative to the U.S. dollar, changes in exchange control regulations, application of foreign tax laws, changes in governmental economic or monetary policy, or changed circumstances in dealings between nations.  There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign securities.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are often higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.  In addition to the risks of foreign securities in general, countries in emerging markets are more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues which could reduce liquidity.

Fund of Funds Risk.  The Fund may operate as a “fund of funds.”  The term “fund of funds” is typically used to describe investment companies, such as the Fund, whose principal investment strategy involves investing in other investment companies.  Investments in other investment companies subject the Fund to additional operating and management fees and expenses. Investors in the Fund will indirectly bear fees and expenses charged by the Portfolio Funds in which the Fund invests, in addition to the Fund’s direct fees and expenses. The Fund’s performance depends in part upon the performance of the investment advisor to each Portfolio Fund, the strategies and instruments used by the Portfolio Funds, and the Advisor's ability to select Portfolio Funds and effectively allocate fund assets among them.
Investment Advisor Risk.  The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market.  Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions.  The Fund’s performance per share will change daily in response to such factors.
Portfolio Turnover Risk.  The Advisor will sell Portfolio Funds and other securities when it is in the best interest of the Fund and its shareholders to do so without regard to the length of time they have been held. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund.  High rates of portfolio turnover may also result in the realization of short-term capital gains and losses.  Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.
REIT Risk. Investing in REITs involves certain unique risks in addition to those associated with the real estate sector generally, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment available to REITs under the Internal Revenue Code of 1986, as amended, or the exemption from registration under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses.

PERFORMANCE INFORMATION
The following bar chart and tables provide an indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class Shares performance from year to year and by showing how the average annual total returns for each class compared to that of a broad-based securities market index. Performance information for Class A shares will be included after the share class has been in operation for one complete calendar year. Although Class A and Class C shares would have similar annual returns because they have the same total annual fund operating expenses, Class A and Class C shares average annual total returns would be lower than those shown for Institutional Class Shares in the table because Class A and Class C shares generally have higher expenses than Institutional Class Shares. Prior to July 31, 2015, the Fund had a different investment advisor. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s results can be obtained by visiting http://www.ncfunds.com/fundpages/860.htm for the Institutional Class Shares, by visiting http://www.ncfunds.com/fundpages/861.htm for the Class C Shares, and by visiting http://www.ncfunds.com/fundpages/880.htm for Class A Shares.

 Institutional Class
Calendar Year Returns

During the periods shown in the bar chart above the Fund’s highest quarterly return was 6.39% (quarter ended March 31, 2017) and the Fund’s lowest quarterly return was - 7.80% (quarter ended December 31, 2018). The Fund’s year-to-date return as of June 3 0 , 2019 was 9.45%.

Average Annual Total Returns Periods Ended December 31, 2018	Past 1 Year	Past 5 Years	Since Inception*
Institutional Class Shares Before taxes After taxes on distributions After taxes on distributions and sale of shares	-0.90% -5.42% 0.73%	4.19% 2.67% 2.74%	6.75% 5.23% 4.88%
S&P 500 Total Return Index (reflects no deductions for fees and expenses)	-4.38%	8.49%	11.28%
Class C Shares Before taxes	-1.96%	3.16%	5.89%
S&P 500 Total Return Index (reflects no deductions for fees and expenses)	-4.38%	8.49%	11.63%
* September 20, 2012, for Institutional Class Shares and September 26, 2012, for Class C Shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).  After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.

MANAGEMENT
Investment Advisor. Cavalier Investments, LLC, serves as the Fund’s investment advisor.
Portfolio Managers. The Fund’s portfolio manager is Scott Wetherington. Mr. Wetherington has provided services to the Fund since July 2016.
For important information about Purchase and Sale of Fund Shares, Tax Information, and Financial Intermediary Compensation, please turn to page 47 of the prospectus.

CAVALIER TACTICAL ROTATION FUND
INVESTMENT OBJECTIVES
The Cavalier Tactical Rotation Fund (the “Fund”) seeks capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled Class A shares on page 74 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Additional Purchase and Redemption Information on page 3 8 .
Shareholder Fees
(fees paid directly from your investment)
	Institutional	Class C	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	4.50%
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	1.00%	None
Redemption Fee (as a % of amount redeemed)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Class C	Class A
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b‑1) Fees	None	1.00%	0.25%
Other Expenses	0.34%	0.34%	0.34%
Acquired Fund Fees and Expenses[1]	0.13%	0.13%	0.13%
Total Annual Fund Operating Expenses	1.47%	2.47%	1.72%
Less Fee Waiver and/or Expense Limitation[2]	(0.09)%	(0.09)%	(0.09)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	1.38%	2.38%	1.63%
1. “Acquired Fund” means any investment company in which the Fund invests or has invested during the previous fiscal year.  The “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” will not match the Fund’s gross and net expense ratios reported in the Financial Highlights from the Fund’s financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
2. Cavalier Investments, LLC, the investment advisor to the Fund (the “Advisor”), has entered into an expense limitation agreement with the Fund under which it has agreed to waive or reduce its fees and assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 1.25%, 2.25%, and 1.50% of the average daily net assets of the Institutional, Class C, and Class A shares of the Fund, respectively. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The expense limitation agreement runs through September 30, 20 20 and may be terminated by the Board at any time. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the expense limitation agreement.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through September 30, 20 20 . Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$140	$456	$794	$1,750
Class C	$341	$761	$1,307	$2,799
Class A	$608	$959	$1,333	$2,382
You would pay the following expenses if you did not redeem your shares:
Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$140	$456	$794	$1,750
Class C	$241	$761	$1,307	$2,799
Class A	$608	$959	$1,333	$2,382
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  For the fiscal year ended May 31, 201 9 , the Fund’s portfolio turnover rate was 379.14 % of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund’s portfolio manager seeks to achieve the Fund’s investment objective of capital appreciation by investing in exchange-traded funds (“ETFs”) that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and not affiliated with the Fund (“Portfolio Funds”). The Fund will not generally invest in individual portfolio securities. The Fund is considered “diversified” under the 1940 Act.

The portfolio manager utilizes sector rotation strategies that attempt to capitalize on changes in the business cycle. The investments of the Portfolio Funds will generally be comprised of equity securities principally consisting of common stock, preferred stock, and convertible preferred stock of any market capitalization. The portfolio manager will balance the Fund’s Portfolio Funds around a variety of specific sectors that will be invested in depending on market circumstances. In some circumstances, if too few sectors are invested, sector weighting may include a large allocation to cash.
The Portfolio Funds in which the Fund invests will have an investment objective similar to the Fund’s or will otherwise track particular market sectors. Although the Fund principally invests in Portfolio Funds with no sales related expenses or very low sales related expenses, the Fund is not precluded from investing in Portfolio Funds with sales-related expenses, redemption fees, and/or service fees. As a result of its strategy, the Fund may have a relatively high level of portfolio turnover compared to other mutual funds, which may affect the Fund’s performance due to higher transactions costs and higher taxes. Portfolio turnover will not be a limiting factor in making investment decisions.
PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund. Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund will be subject to the following principal risks:
Common Stock Risk.  Investments by the Portfolio Funds in shares of common stock may fluctuate in value response to many factors, including the activities of the individual issuers whose securities the Portfolio Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Portfolio Fund to potential losses.  During temporary or extended bear markets, the value of common stocks will decline, which could also result in losses for the Portfolio Fund.
Control of Portfolio Funds Risk.  The Portfolio Funds each have their own unique investment objective, strategies, and risks.  There is no guarantee that the Portfolio Funds will achieve their investment objectives and the Fund has exposure to the investment risks of the Portfolio Funds in direct proportion to the allocation of assets among the funds.  The investment policies of the Portfolio Funds may differ from the Fund’s policies.
Although the Fund and the Advisor will evaluate regularly each Portfolio Fund to determine whether its investment program is consistent with the Fund’s investment objective, the Advisor will not have any control over the investments made by a Portfolio Fund.  The investment advisor to each Portfolio Fund may change aspects of its investment strategies at any time.  The Advisor will not have the ability to control or otherwise influence the composition of the investment portfolio of a Portfolio Fund.
Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

ETFs Risk.  The Fund’s investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF’s underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities, an ETF may trade at a premium or discount to its net asset value, or an ETF may not replicate exactly the performance of the benchmark index it seeks to track. In addition, investing in an ETF may also be costlier than if the Fund had owned the underlying securities directly. The Fund and, indirectly, shareholders of the Fund, bear a proportionate share of the ETF’s expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale.
Although the Fund and the Advisor will evaluate regularly each Portfolio Fund to determine whether its investment program is consistent with the Fund’s investment objective, the Advisor will not have any control over the investments made by a Portfolio Fund.  The investment advisor to each Portfolio Fund may change aspects of its investment strategies at any time.  The Advisor will not have the ability to control or otherwise influence the composition of the investment portfolio of a Portfolio Fund.
Fund of Funds Risk.  The Fund will operate as a “fund of funds.”  The term “fund of funds” is typically used to describe investment companies, such as the Fund, whose principal investment strategy involves investing in other investment companies. Investments in other investment companies subject the Fund to additional operating and management fees and expenses. Investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund’s direct fees and expenses.  The Fund’s performance depends in part upon the performance of the investment advisor to each Portfolio Fund, the strategies and instruments used by the Portfolio Funds, and the Advisor's ability to select Portfolio Funds and effectively allocate fund assets among them.
Investment Advisor Risk.  The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.
Large-Cap Securities Risk.  Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market. Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions.  The Fund’s performance per share will change daily in response to such factors.
Other Equity Securities Risk.  In addition to shares of common stock, the equity securities held by the Portfolio Funds may include preferred stocks, convertible preferred stocks, convertible bonds, and warrants.  Like shares of common stock, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes. Also, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Portfolio Fund.

Portfolio Turnover Risk.  The Advisor will sell Portfolio Funds and other securities when it is in the best interest of the Fund and its shareholders to do so without regard to the length of time they have been held. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund.  High rates of portfolio turnover may also result in the realization of short-term capital gains and losses. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.
Quantitative Model Risk. Portfolio Funds or other investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.
Small-Cap and Mid-Cap Securities Risk.  The Portfolio Funds may invest in securities of small-cap and mid-cap companies, which involves greater volatility than investing in larger and more established companies.  Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Securities of these types of companies have limited market liquidity, and their prices may be more volatile.  You should expect that the value of the Portfolio Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.
PERFORMANCE INFORMATION
The following bar chart and tables provide an indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class Shares performance from year to year and by showing how the average annual total returns for each class compared to that of a broad-based securities market index. Performance information for Class A shares will be included after the share class has been in operation for one complete calendar year. Although Class A and Class C shares would have similar annual returns because they have the same total annual fund operating expenses, Class A and Class C shares average annual total returns would be lower than those shown for Institutional Class Shares in the table because Class A and Class C shares generally have higher expenses than Institutional Class Shares. Prior to July 31, 2015, the Fund had a different investment advisor. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s results can be obtained by visiting http://www.ncfunds.com/fundpages/851.htm for the Institutional Class Shares, by visiting http://www.ncfunds.com/fundpages/852.htm for the Class C Shares, and by visiting http://www.ncfunds.com/fundpages/881.htm for Class A Shares.

Institutional Class
Calendar Year Returns

During the periods shown in the bar chart above the Fund’s highest quarterly return was 6.02% (quarter ended December 31, 2013) and the Fund’s lowest quarterly return was - 11.42% (quarter ended December 31, 2018 ). The Fund’s year-to-date return as of June 30, 201 9 , was 5.05%.

Average Annual Total Returns Periods Ended December 31, 201 8	Past 1 Year	Past 5 Years	Since Inception*
Institutional Class Shares Before taxes After taxes on distributions After taxes on distributions and sale of shares	-8.42% -10.78% -2.31%	4.34% 3.09% 3.09%	6.20% 4.79% 4.79%
S&P 500 Total Return Index (reflects no deductions for fees and expenses)	-4.38%	8.49%	11.28%
Class C Shares Before taxes	-9.37%	3.30%	5.34%
S&P 500 Total Return Index (reflects no deductions for fees and expenses)	-4.38%	8.49%	11.63%
*September 20, 2012 for Institutional Class Shares and September 26, 2012 for Class C Shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA). After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.

MANAGEMENT
Investment Advisor. Cavalier Investments, LLC, serves as the Fund’s investment advisor.
Investment Sub-Advisor. Julex Capital Management, LLC ( the “Sub-Advisor” or “Julex”), serves as the Fund’s investment sub-advisor.
Portfolio Manager.  The Fund’s portfolio manager is Dr. Henry Ma.  He has provided services to the Fund since September 2018.
For important information about Purchase and Sale of Fund Shares, Tax Information, and Financial Intermediary Compensation, please turn to page 47 of the prospectus.

 IMPORTANT ADDITIONAL INFORMATION
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment for the Cavalier Adaptive Income Fund, Cavalier Fundamental Growth Fund, Cavalier Growth Opportunities Fund, Cavalier Hedged High Income Fund, Cavalier Tactical Economic Fund, and Cavalier Tactical Rotation Fund (collectively, the “Funds” and individually each a “Fund”) and all share classes is $1,000 and the minimum subsequent investment is $50, although the minimums may be waived or reduced in some cases.
You can purchase or redeem Fund shares from the Funds by mail, facsimile, telephone, and bank wire on any business day. Redemption orders of Fund shares by mail should be sent to the Cavalier Funds, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Redemption orders by facsimile should be transmitted to 919-882-9281.  Please call the Fund at 1-800-773-3863 to conduct telephone transactions or to receive wire instructions for bank wire orders. The Funds have also authorized certain broker-dealers to accept purchase and redemption orders on their behalf.  Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

TAX INFORMATION
The Funds’ distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA) . Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank) the Funds may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT
OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RISKS
INVESTMENT OBJECTIVES
The investment objective for each Fund is listed in the table below. These investment objectives are not fundamental policies and can be changed without shareholder approval by a vote of the Board. Shareholders will receive 60 days’ prior written notice before a change to an investment objective takes effect.
Fund	Investment Objective
Cavalier Adaptive Income Fund	Total return through a combination of capital appreciation and current income.
Cavalier Fundamental Growth Fund	Capital appreciation.
Cavalier Growth Opportunities Fund	Capital appreciation.
Cavalier Hedged High Income Fund	Current income and real return.
Cavalier Tactical Economic Fund	Total return through a combination of capital appreciation and current income, with a secondary goal of downside protection.
Cavalier Tactical Rotation Fund	Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES FOR THE FUNDS
Cavalier Adaptive Income Fund
The Fund’s portfolio manager seeks to achieve the Fund’s investment objective of total return by investing primarily in fixed income securities. These investments may include mortgage backed securities, asset backed securities, commercial mortgage backed securities, non-agency mortgage backed securities, corporate investment grade securities, convertible securities, high yield, high risk bonds (commonly known as “junk bonds”), securities issued or guaranteed by certain U.S. Government agencies, instrumentalities and sponsored enterprises, preferred securities, and global debt securities. The Fund’s allocation of its assets into various asset classes will depend on the views of the Sub-Advisor as to the best value relative to what is currently presented in the market place.
The Fund may invest in fixed income securities of any maturity and any credit rating, including below investment grade securities (commonly referred to as “junk”), bonds of issuers in default, and unrated bonds. The fixed income securities in which the Fund invests do not have an established average portfolio duration and the average portfolio durations will vary.  The Fund will not be limited in its investments by sector criteria.
The Sub-Advisor analyzes a variety of factors when determining the credit quality of the fixed income securities in which the Fund invests and in selecting securities for the Fund’s portfolio, such as collateral quality, credit support, and structure. The Sub-Advisor also considers market conditions in selecting securities for the Fund. The Sub-Advisor attempts to diversify risks that arise from position sizes, geography, ratings, duration, deal structure and collateral values. The Sub-Advisor seeks to limit risk of principal by targeting assets that it considers undervalued. The Sub-Advisor may sell a security if the Sub-Advisor no longer believes it is undervalued or if the Sub-Advisor believes that a different security will better help the Fund achieve its investment objective.

The Sub-Advisor will utilize a strategy that seeks to optimize price appreciation and capture consistently higher levels of income by identifying undervalued or mispriced sectors and securities within the fixed income market, while monitoring the duration of the securities to minimize the impact of changes in interest rates on portfolio performance.  The Sub-Advisor will seek to identify market dislocations to identify securities whose current valuation is below levels consistent with the Sub-Advisor’s evaluation of the security’s risk.  The Sub-Advisor will also maintain a well-diversified portfolio to help mitigate the impact of credit and cash-flow risk to the Fund.  The Sub-Advisor’s portfolio management team continually reviews the investment strategy being implemented in the Fund with respect to the Sub-Advisor’s outlook and strategy for each component of its evaluation process.  The portfolio managers then identify securities available in the market that meet their criteria for purchase and review existing Fund holdings to consider for sale any securities that no longer are consistent with the portfolio strategy or whose pricing no longer offers compelling relative value given the level of risk.

As a result of this strategy, the Fund may have a relatively high level of portfolio turnover compared to other mutual funds, which may affect the Fund’s performance due to higher transaction costs and higher taxes. The Fund may invest up to 15% of its net assets in illiquid investments. Portfolio turnover will not be a limiting factor in making investment decisions.
Cavalier Fundamental Growth Fund
The Fund’s portfolio manager seeks to achieve the Fund’s investment objective of capital appreciation by principally investing in stocks that the portfolio manager believes to have above-average growth potential relative to their peers. The portfolio manager uses a proprietary screening system that incorporates quantitative and fundamental analysis in order to construct the Fund’s portfolio. The Fund is considered “diversified” under the 1940 Act.
The Fund invests principally in common stocks and is not limited in its investments by market capitalization.  The Fund’s investments may be issued by both domestic and foreign companies, and investments may be made directly in foreign markets, including emerging markets, as well as indirectly through exchange-traded funds and American Depository Receipts (ADRs).  The portfolio manager deems an issuer to be foreign if it is an issuer of securities for which a U.S. market is not the principal trading market.  To the extent the Fund invests in ADRs, it may invest in ADRs sponsored by the issuers of the underlying securities or ADRs not sponsored by the issuers.
The screening system for the Fund is composed of three steps. First, the portfolio manager employs quantitative analysis of market and individual stock statistics in order to rank stocks by different measures of risk and reward. Second, screens based on fundamental variables are applied to the highest ranked stocks, those found to have encouraging risk/reward measures.  This step seeks to highlight investment opportunities by evaluating companies in light their profit margins, earnings growth, and the ratio of price to expected future earnings.  Third, the Advisor uses a proprietary optimization model to try to design a risk-adjusted portfolio that is diversified across sectors and industries.

The portfolio manager may sell a portfolio security when its reward/risk measures weaken, the fundamentals of the stock change, to pursue opportunities that the portfolio manager believes will be of greater benefit to the Fund, or to rebalance the Fund’s portfolio. As a result of its strategy, the Fund may have a relatively high level or portfolio turnover compared to other mutual funds, which may affect the Fund’s performance due to higher transactions cost and higher taxes. Portfolio turnover will not be a limiting factor in making investment decisions.
Cavalier Growth Opportunities Fund
The Fund’s portfolio manager seeks to achieve the Fund’s investment objective of capital appreciation by investing in exchange-traded funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and not affiliated with the Fund (“Portfolio Funds”) that invest in equity securities of issuers from a number of countries throughout the world. The Fund may also invest in individual large cap equities. The Fund is considered “diversified” under the 1940 Act.
The strategy primarily utilizes ETFs and equities but may access fixed income securities to diversify the Fund’s asset classes. The Manager uses a top-down approach to identify sectors that the manager believes will produce strong performance relative to the overall market and makes investments to capitalize on these market predictions. Top-down investing is an investment analysis approach that involves looking first at the macro picture of the economy, and then looking at the smaller factors in finer detail. After looking at the big-picture conditions around the world, the manager then examines the general market conditions followed by particular industrial sectors to select those sectors that it predicts will outperform the market. When the manager deems it appropriate to position the portfolio defensively, this strategy considers cash to be an asset class and will allocate a significant percentage to cash and cash equivalents.
The portfolio manager will track a variety of asset categories (including commodities and currencies).
The Portfolio Funds will not be limited in their investments by market capitalization or sector criteria, and may invest in foreign securities, including foreign securities in emerging markets. The Portfolio Funds in which the Fund invests will have investment objectives similar to the Fund’s or will otherwise hold permitted investments under the Fund’s investment policies.  Although the Fund principally invests in Portfolio Funds with no sales related expenses or very low sales related expenses, the Fund is not precluded from investing in Portfolio Funds with sales-related expenses, redemption fees, and/or service fees. The portfolio manager will sell a Portfolio Fund when a more attractive investment opportunity is identified, or the Fund’s portfolio needs to be rebalanced. As a result of its strategy, the Fund may have a relatively high level of portfolio turnover compared to other mutual funds, which may affect the Fund’s performance due to higher transactions costs and higher taxes. Portfolio turnover will not be a limiting factor in making investment decisions.
Cavalier Hedged High Income Fund
The Fund’s portfolio managers seek to achieve the Fund’s investment objective of current income and real return by investing other investment companies, including mutual and exchange-traded funds that are registered under the 1940 Act and not affiliated with the Fund or making direct investments in portfolio securities based upon institutional research (“Portfolio Funds”). The Fund may invest in MLPs, REITs, Limited Partnerships , and large capitalization equity securities, including preferred stocks, that the portfolio managers believe will generate income. The Fund may also directly invest in equities for investment purposes. The Fund is considered “diversified” under the 1940 Act.

The investments of the Fund and Portfolio Funds will be comprised primarily of fixed income securities, principally consisting of bonds, corporate debt securities, and government securities.  Such investments will frequently include high yield corporate bonds (or “junk bonds”), and emerging market debt. The Fund will invest a significant amount of its assets in securities that are rated below investment grade at the time of investment. The Fund and Portfolio Funds may invest in fixed income securities of any maturity and any credit rating, including bonds of issuers in default. The Fund and Portfolio Funds may occasionally invest in inverse high yield investments (which attempt to short high yield or “junk” bonds) to provide a hedge to the portfolio during negative credit events, such as when an increase in the default rates of any of the U.S. high yield sectors occurs or when there is an increase in the high yield bond spread. A high yield bond spread is the percentage difference in current yields of various classes of high-yield bonds compared to investment-grade corporate bonds or another benchmark bond measure. The inverse high yield investments that the Fund and Portfolio Funds may invest in are ETFs that provide inverse exposure to high yield or “junk” bond markets. The Fund and Portfolio Funds do not have an established average portfolio duration and the average portfolio durations will vary. The Fund and Portfolio Funds will not be limited in their investments by sector criteria. The Portfolio Funds in which the Fund invests will have an investment objective similar to the Fund’s or will otherwise hold permitted investments under the Fund’s investment policies. Although the Fund principally invests in Portfolio Funds with no sales related expenses or very low sales related expenses, the Fund is not precluded from investing in Portfolio Funds with sales-related expenses, redemption fees, and/or service fees.
The portfolio manager will sell a Portfolio Fund when a more attractive investment opportunity is identified, or the Fund’s portfolio needs to be rebalanced.  Decisions by the Advisor or Sub-Advisor to sell other portfolio securities will be based upon institutional research. Under certain market conditions such as when corporate bankruptcies are increasing or when corporate fundamentals are decreasing, the Fund may have a relatively high level of portfolio turnover compared to other mutual funds, which may affect the Fund’s performance due to higher transaction costs and taxes.  Portfolio turnover will not be a limiting factor in making investment decisions.

Cavalier Tactical Economic Fund
The Fund seeks to achieve the Fund’s investment objective of total return by investing in exchange traded funds (“ETFs”) as well as other funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and not affiliated with the Fund (together, the “Portfolio Funds”). The Fund is considered “diversified” under the 1940 Act.
The strategy will follow an asset allocation strategy under which the Advisor selects ETFs that invest in equity securities and fixed income securities. The equity securities consist of primarily U.S. large cap, mid cap, and small cap securities. The fixed income securities will be primarily investment grade and may be of any duration and maturity, although, the Advisor expects that most will be short to medium term fixed income securities. The Advisor selects individual ETFs based on their performance track record, portfolio manager views on the underlying investments, and risk/return analysis of the ETF against a comparable benchmark.  The asset allocation strategy of the Fund deploys the Fund’s assets among equity and fixed income securities based on the Advisor’s internal technical and economic fundamental research.  Economic fundamental research focuses on macroeconomic factors (e.g. economy and industry conditions). The Fund may invest 0-100% of its assets in equity and in fixed income securities based on the optimal allocation suggested by the Advisor’s research. The Fund may also invest in ETFs that invest in alternative investments, which will consist primarily of Real Estate Investment Trusts (“REITs”), limited partnerships, commodities, long/short equity, smart beta, or global macro strategies to hedge the equity and fixed income investments with 0-20% of Fund assets.

The Portfolio Funds will not be limited in their investments by market capitalization or sector criteria. The selection of equity ETFs is based on how well the ETF tracks an index for large cap securities (S&P 500), mid cap securities (S&P Mid Cap 400), and small cap securities (Russell 2000). The selection of fixed income ETFs is based on how well the ETF tracks an index for short to intermediate US Treasuries, or  the Bloomberg Barclays US Aggregate Bond Index. The Portfolio Funds in which a portfolio manager invests will have an investment objective similar to the Fund’s or will otherwise hold permitted investments under the Fund’s investment policies.  Although the Fund principally invests in Portfolio Funds with no sales related expenses or very low sales related expenses, a portfolio manager is not precluded from investing in Portfolio Funds with sales-related expenses, redemption fees, and/or service fees.
The Fund will sell a Portfolio Fund when a more attractive investment opportunity is identified, or the Fund’s portfolio needs to be rebalanced based on the Advisor’s internal technical and economic fundamental research.  As a result of this strategy, the Fund may have a relatively high level of portfolio turnover compared to other mutual funds, which may affect the Fund’s performance due to higher transaction costs and taxes. Portfolio turnover will not be a limiting factor in making investment decisions.
Cavalier Tactical Rotation Fund
The Fund’s portfolio manager seeks to achieve the Fund’s investment objective of capital appreciation by investing in exchange-traded funds (“ETFs”) that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and not affiliated with the Fund (“Portfolio Funds”). The Fund will not generally invest in individual portfolio securities. The Fund is considered “diversified” under the 1940 Act.
The portfolio manager utilizes sector rotation strategies that attempt to capitalize on changes in the business cycle. The investments of the Portfolio Funds will generally be comprised of equity securities principally consisting of common stock, preferred stock, and convertible preferred stock of any market capitalization.  The portfolio manager will balance the Fund’s Portfolio Funds around a variety of specific sectors that will be invested in depending on market circumstances. In some circumstances, if too few sectors are invested, sector weighting may include a large allocation to cash.

The Portfolio Funds in which the Fund invests will have an investment objective similar to the Fund’s or will otherwise track particular market sectors. Although the Fund principally invests in Portfolio Funds with no sales related expenses or very low sales related expenses, the Fund is not precluded from investing in Portfolio Funds with sales-related expenses, redemption fees, and/or service fees. As a result of its strategy, the Fund may have a relatively high level of portfolio turnover compared to other mutual funds, which may affect the Fund’s performance due to higher transactions costs and higher taxes. Portfolio turnover will not be a limiting factor in making investment decisions.
PRINCIPAL INVESTMENT RISKS FOR THE FUNDS
	Adaptive Income Fund	Fundamental Growth Fund	Growth Opportunities Fund	Hedged High Income Fund	Tactical Economic Fund	Tactical Rotation Fund
Asset-Backed Securities Investment	X
Commodities					X
Common Stock		X			X	X
Control of Portfolio Funds			X	X	X	X
Convertible Securities	X
Corporate Debt Securities	X			X
Credit	X
Currency		X
Cybersecurity	X	X	X	X	X	X
Depository Receipts		X
Equity Securities			X	X
ETFs			X	X	X	X
Fixed Income	X		X	X	X

Adaptive Income Fund	Fundamental Growth Fund	Growth Opportunities Fund	Hedged High Income Fund	Tactical Economic Fund	Tactical Rotation Fund
Foreign Securities and Emerging Markets		X	X	X	X
Fund Investing			X
Fund of Funds				X	X	X
High-Yield	X			X
Inflation	X			X	X
Interest Rate	X			X	X
Investment Advisor	X	X	X	X	X	X
Large-Cap Securities		X	X	X	X	X
LIBOR	X
Liquidity	X
Market	X	X	X	X	X	X
MLPs				X
Mortgage-Backed Securities	X
Other Equity Securities						X
Portfolio Turnover	X	X	X	X	X	X
Preferred Equity	X			X
Quantitative Model		X				X
Rating Agencies	X
REIT				X	X
Small-Cap and Mid-Cap Securities		X	X		X	X

Adaptive Income Fund	Fundamental Growth Fund	Growth Opportunities Fund	Hedged High Income Fund	Tactical Economic Fund	Tactical Rotation Fund
U.S. Government Securities	X

Asset-Backed Securities Investment Risk. Asset-backed investments tend to increase in value less than other debt securities when interest rates decline but are subject to similar risk of decline in market value during periods of rising interest rates. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on asset-backed investments in lower-yielding investments. Asset-backed securities in the Fund invests may have underlying assets. There is a risk that borrowers may default on their obligations in respect of those underlying obligations. Certain assets underlying asset-backed securities are subject to prepayment, which may reduce the overall return to asset-backed security holders. Holders also may experience delays in payment or losses on the securities if the full amounts due on underlying sales contracts or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral securing certain contracts, or other factors. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. The impairment of the value of collateral or other assets underlying an asset-backed security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may result in a reduction in the value of such asset-backed securities and losses to the Fund. It is possible that may, or all asset-backed securities will fall out of favor at any time or over time with investors, affecting adversely the values and liquidity of the securities.
Commodities Risk.  The Fund and Portfolio Funds may have exposure to the commodities markets, subjecting the Fund to risks not associated with investments in traditional securities.  The value of commodities related investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, including drought, floods, weather, livestock disease, embargoes, and tariffs.  The prices of industrial metals, precious metals, agriculture, and livestock commodities may fluctuate widely due to changes in value, supply and demand, and governmental regulatory policies.
Common Stock Risk.  Investments by the Fund and Portfolio Funds in shares of common stock may fluctuate in value response to many factors, including the activities of the individual issuers whose securities the Fund or Portfolio Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Fund to potential losses.  In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund.  Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of common stocks will decline.
Control of Portfolio Funds Risk.  The Portfolio Funds each have their own unique investment objective, strategies, and risks.  There is no guarantee that the Portfolio Funds will achieve their investment objectives and the Fund has exposure to the investment risks of the Portfolio Funds in direct proportion to the allocation of assets among the funds.  The investment policies of the Portfolio Funds may differ from the Fund’s policies.

Although the Fund and the Advisor will evaluate regularly each Portfolio Fund to determine whether its investment program is consistent with the Fund’s investment objective, the Advisor will not have any control over the investments made by a Portfolio Fund.  Even though each Portfolio Fund is subject to certain constraints, the investment advisor of each Portfolio Fund may change aspects of its investment strategies at any time.  The Advisor will not have the ability to control or otherwise influence the composition of the investment portfolio of a Portfolio Fund.
Convertible Securities Risk.  Convertible securities are fixed income securities that the Fund or a Portfolio Fund has the option to exchange for equity securities at a specified conversion price.  The option allows the Fund or Portfolio Fund to realize additional returns if the market price of the equity securities exceeds the conversion price.  For example, the Portfolio Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share.  If the market value of the shares of common stock reached $12, the Portfolio Fund could realize an additional $2 per share by converting its fixed income securities.  Convertible securities have lower yields than comparable fixed income securities.  In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities.  Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities.  However, convertible securities permit the Fund or Portfolio Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.
Corporate Debt Securities Risk.  The Fund and Portfolio Funds may invest in corporate debt securities.  Corporate debt securities are fixed income securities issued by businesses.  Notes, bonds, debentures, and commercial paper are the most prevalent types of corporate debt securities.  The credit risks of corporate debt securities vary widely among issuers.  In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment.  Higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities.  This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities.  In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.  Some subordinated securities, like trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances.  Insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.
Credit Risk. Credit risk refers to the risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social, or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social, or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower-quality debt securities (commonly known as “junk bonds”) tend to be particularly sensitive to these changes.

Currency Risk.  Currency risk is the chance that changes in currency exchange rates will negatively affect the Fund.  The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged.  Adverse changes in currency exchange rates relative to the U.S. dollar may diminish gains from investments denominated in a foreign currency or may widen existing losses.  Currency gains and losses can occur regardless of the performance of the underlying investment.
Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund or its advisor, custodians, fund accountant, fund administrator, transfer agent, pricing vendors, and/or other third-party service providers may adversely impact the Fund and its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Fund also may incur substantial costs for cybersecurity risk management in order to guard against any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result.
Depository Receipts.  The Fund may invest in the securities of foreign issuers in the form of depository receipts or other securities convertible into securities of foreign issuers.  Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.  The Fund may invest in both sponsored and unsponsored American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”), and other similar global instruments.  ADRs are generally issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.  GDRs are generally issued by a foreign branch of an international bank that evidence ownership of foreign underlying securities.  Unsponsored ADR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities.  As a result, available information concerning the issuer may not be as current as for sponsored ADRs and GDRs, and the prices of unsponsored ADRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.  The Fund’s investments in depository receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.
Derivatives Risk.  The Fund and the Portfolio Funds held by the Fund may use derivative instruments, which derive their value from the value of an underlying security, currency, or index.  The Funds’ and the Portfolio Funds’ use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by the Advisor or the Portfolio Funds’ investment advisor and may not be available at the time or price desired. The Fund’s and the Portfolio Funds’ use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. In the event the counterparty to a derivative instrument becomes insolvent, the Fund or the Portfolio Fund potentially could lose all or a large portion of its investment in the derivative instrument. Derivatives transactions can create investment leverage and may be highly volatile, and the Fund or the Portfolio Fund could lose more than the amount it invests. In addition, derivatives transactions can increase the Fund’s or the Portfolio Fund’s transaction costs. Derivatives may be difficult to value and highly illiquid, and the Fund or Portfolio Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Derivative positions may also be improperly executed or constructed. Use of derivatives may affect the amount the timing and the character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

When the Fund or a Portfolio Fund enters into a derivatives transaction as a substitute for or alternative to a direct cash investment, the Fund or the Portfolio Fund is exposed to the risk that the derivative transaction may not provide a return that corresponds precisely or at all with that of the underlying investment. When the Fund uses a derivative for hedging purposes, it is possible that the derivative will not in fact provide the anticipated protection, and the Fund could lose money on both the derivative transaction and the exposure the Fund sought to hedge. Because most derivatives involve contractual arrangements with a counterparty, no assurance can be given that a particular type of derivative contract can be completed or terminated when desired by the Advisor. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Certain derivatives may create a risk of loss greater than the amount invested.
The regulation of the derivatives markets has increased over the past several years and additional future regulation of the derivatives markets may make derivatives costlier, may limit the availability or liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse developments could impair the effectiveness of the Fund’s derivatives transactions and cause the Fund to lose value. These regulations could significantly limit or impact the Fund’s ability to invest in derivatives and other instruments, limit the Fund’s ability to employ certain strategies that use derivatives, and adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and ability to pursue its investment objective.
Equity Securities Risk.  Investments by the Portfolio Funds in equity securities may fluctuate in value response to many factors, including the activities of the individual issuers whose securities the Portfolio Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. During temporary or extended bear markets, the value of equity securities will decline, which could also result in losses for the Fund.
ETFs Risk.  An investment in an ETF is an investment in another investment company and therefore the Fund’s shareholders will indirectly bear its proportionate share of any fees and expenses of the ETFs in which the Fund invests in addition to the Fund’s own fees and expenses. As a result, the cost of investing will be higher than the cost of investing directly in the ETFs and may be higher than mutual funds that invest directly in stocks and bonds. ETFs are subject to the following risks: (i) the market price of an ETF’s shares may trade above or below its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) trading of an underlying ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally; or (iv) the ETF may fail to achieve close correlation with the index that it tracks due to a variety of factors, such as rounding of prices and changes to the index and/or regulatory policies, resulting in the deviation of the ETF’s returns from that of its corresponding index. Some ETFs may be thinly traded, and the resulting higher costs associated with respect to purchasing and selling the ETFs will be borne by the Fund.

Fixed Income Risk.  Investments by the Fund and Portfolio Funds in fixed income securities will subject the Fund to the risks associated with such investments.  The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers.  Fixed income securities tend to decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities.  Also, longer-term securities are more volatile, so the average maturity or duration of these securities affects risk.  Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt.  The lower the rating of a debt security, the greater its risks. Debt instruments rated below investment grade or debt instruments that are unrated and determined by the Advisor to be of comparable quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.
In addition, the market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States and in other countries. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the Fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund's share price and increase the Fund's liquidity risk, fund expenses, and/or taxable distributions.
Foreign Securities and Emerging Markets Risk.  The Fund and Portfolio Funds may have significant investments in foreign securities.  Foreign securities have investment risks different from those associated with domestic securities.  Changes in foreign economies and political climates are more likely to affect the Fund or a Portfolio Fund with significant investments in foreign securities than another fund that invests exclusively in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar.  There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign securities. The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are often higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

The Fund and Portfolio Funds may also invest in emerging markets, which are markets of countries in the initial stages of industrialization and have low per capital income.  In addition to the risks of foreign securities in general, countries in emerging markets are more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues which could reduce liquidity.
Fund Investing Risk.  Investments in other investment companies subject the Fund to additional operating and management fees and expenses. Investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund’s direct fees and expenses.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Portfolio Funds and also may be higher than other funds that invest directly in securities. The Fund’s performance depends in part upon the performance of the investment advisor to each Portfolio Fund, the strategies and instruments used by the Portfolio Funds, and the Advisor's ability to select Portfolio Funds and effectively allocate fund assets among them.  Furthermore, the use of a fund of funds structure could affect the timing, amount, and character of distributions and therefore may increase the amount of taxes payable by you.
Fund of Funds Risk.  The Fund is a “fund of funds.”  The term “fund of funds” is typically used to describe investment companies, such as the Fund, whose principal investment strategy involves investing in other investment companies, including open-end mutual funds, closed-end funds, and exchange-traded funds.  Investments in other investment companies subject the Fund to additional operating and management fees and expenses.  Investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund’s direct fees and expenses.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Portfolio Funds and also may be higher than other funds that invest directly in securities.  The Fund’s performance depends in part upon the performance of the investment advisor to each Portfolio Fund, the strategies and instruments used by the Portfolio Funds, and the Advisor's ability to select Portfolio Funds and effectively allocate fund assets among them.  Furthermore, the use of a fund of funds structure could affect the timing, amount, and character of distributions and therefore may increase the amount of taxes payable by you.
High-Yield Risk.  The Fund and Portfolio Funds may invest in junk bonds, including bonds of issuers in default, and other fixed income securities that are rated below investment grade.  Securities in this rating category are speculative and are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.  Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher-grade securities.  The retail secondary market for junk bonds may be less liquid than that of higher-rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices.  Additionally, these instruments are unsecured and may be subordinated to other creditor’s claims.

Inflation Risk.  Fixed income securities held by the Fund and Portfolio Funds are subject to inflation risk.  Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less.  This potential decrease in market value of fixed income securities would result in a loss in the value of the Fund’s portfolio.
Interest Rate Risk.  Interest rates may rise resulting in a decrease in the value of the fixed income securities held by the Fund and Portfolio Funds or may fall resulting in an increase in the value of such securities.  Fixed income securities with longer maturities involve greater risk than those with shorter maturities.
Investment Advisor Risk.  The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.
Large-Cap Securities Risk.  Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Libor Risk. Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Fund and/or issuers of instruments in which the Fund may invest may also reference LIBOR. The Fund also may utilize leverage or borrowings primarily based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. The effect of a phase out of LIBOR on U.S. instruments in which the Fund may invest is currently unclear. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions, and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.
Illiquid investments may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid investments generally is more volatile than that of more liquid investments, which may adversely affect the price that the Fund pays for or recovers upon the sale of such investments. Illiquid investments are also more difficult to value, especially in challenging markets. The Sub-Advisor’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market. Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions. The Fund’s performance per share will change daily in response to such factors.
MLP Risk. Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting MLPs, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks, and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Many of the Fund’s investments in MLPs will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Investment in those MLPs may restrict the Fund’s ability to take advantage of other investment opportunities. If the Fund is one of the largest investors in certain MLPs, it may be more difficult for the Fund to buy and sell significant amounts of such investments without an unfavorable impact on prevailing market prices. Larger purchases or sales of MLP investments by the Fund in a short period of time may cause abnormal movements in the market price of these investments. As a result, these investments may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns, which may adversely impact the overall performance of the Fund.
The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by such entity’s operations. Cash available for distribution by MLPs will vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP has available for distribution in a given period. MLPs have the ability to modify their distribution policies from time to time without input from or approval of the Fund.
MLPs are subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that those operating companies may lack or have limited operating histories. The success of the Fund’s investments in an MLP will vary depending on the underlying industry represented by the MLP’s portfolio. Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If the parent or sponsor entities fail to make payments or satisfy their obligations to an MLP, the revenues and cash flows of that MLP and ability of that MLP to make distributions to unit holders such as the Fund would be adversely affected.

Certain MLPs in which the Fund may invest depend upon a limited number of customers for substantially all of their revenue. Similarly, certain MLPs in which the Fund may invest depend upon a limited number of suppliers of goods or services to continue their operations. The loss of those customers or suppliers could have a material adverse effect on an MLP’s results of operations and cash flow, and on its ability to make distributions to unit holders such as the Fund.
The Fund is not responsible for operating MLPs and similar entities and cannot control or monitor their compliance with applicable tax, securities and other laws and regulations necessary for the profitability of such investments. Holders of MLP units could potentially become subject to liability for all of the obligations of an MLP, if a court determines that the rights of the unitholders to take certain action under the limited partnership agreement would constitute “control” of the business of that MLP, or if a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership statute of that state. Furthermore, the structures and terms of the MLPs and other entities described in this prospectus may not be indicative of the structure and terms of every entity in which the Fund invests. Although the MLP sector has grown significantly in recent years, such market trends may not continue due to economic conditions, which are not predictable, or other factors.
Market prices generally will be unavailable for some of the Fund’s investments, including MLP subordinated units, direct ownership of general partner or managing member interests and restricted or unregistered securities of certain MLPs and private companies. The value of such securities will be determined by fair valuations determined by the Board or its designee in accordance with procedures governing the valuation of portfolio securities adopted by the Board.
Mortgage-Backed Securities Risk. Investments by the Fund in fixed rate and floating rate mortgage-backed securities will entail credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors could cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security but does not mean that the security’s market value and yield will not change. The values of mortgage-backed securities may change because of changes in the market’s perception of the credit quality of the assets held by the issuer of the mortgage-backed securities or an entity, if any, providing credit support in respect of the mortgage-backed securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such securities, reducing the values of those securities or in some cases rendering them worthless. The Fund also may purchase securities that are not guaranteed or subject to any credit support. An investment in a privately issued mortgage-backed security may be less liquid and subject to greater credit risks than an investment in a mortgage-backed security that is issued or otherwise guaranteed by a federal government agency. The liquidity of mortgage-backed securities can change significantly over time. Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall and fall when rates rise. Floating rate mortgage-backed securities generally tend to have more moderate changes in price when interest rates rise or fall, but their current yield will be affected. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which an individual mortgage or that specific mortgage-backed security carries, the default and delinquency rate of the mortgage pool, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage, and the amount of overcollateralization or undercollateralization of a mortgage pool.

The residential mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and loses on residential mortgage loans generally increased in the last decade and potentially could begin to increase again. Ongoing developments in the residential mortgage market may have additional consequences to the market for mortgage-backed securities.
In addition, the liquidity of mortgage-backed securities varies by type of security; at certain times a Fund may be unable to dispose of such investments at a desirable time or at the value the Fund has placed on the investment. Because mortgage-backed securities may be less liquid than other securities, the Funds may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity if disfavored by the market.
Commercial mortgage-backed securities (“CMBS”) include securities that reflect an interest in, or are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic U.S. conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Other Equity Securities Risk.  In addition to shares of common stock, the equity securities held by the Fund and Portfolio Funds may include preferred stocks, convertible preferred stocks, convertible bonds, and warrants.  Like shares of common stock, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes.  Also, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund.  Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures, is redeemed, or the conversion feature is exercised.  As a result of the conversion feature, the interest rate or dividend preference is less than if the securities were non-convertible. Warrants entitle the holder to purchase equity securities at specific prices for a certain period of time.  The prices do not necessarily move parallel to the prices of the underlying securities and the warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.

Portfolio Turnover Risk.  The Advisor will sell Portfolio Funds and other securities when it is in the best interest of the Fund and its shareholders to do so without regard to the length of time they have been held.  As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund.  High rates of portfolio turnover may also result in the realization of short-term capital gains and losses.  Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.
Preferred Equity Risk.  Preferred equity’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred equity may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred equity tends to vary more with fluctuations in the underlying common equity and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred equity may suffer a loss of value if dividends are not paid and have limited voting rights.
Quantitative Model Risk.   Portfolio Funds or other investments selected using quantitative methods may perform differently from the market as a whole for many reasons, including the factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others.  There can be no assurance that these methodologies will enable the Fund to achieve its objective.
Rating Agencies Risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.
REIT Risk. Investing in REITs involves certain unique risks in addition to those associated with the real estate sector generally, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment available to REITs under the Internal Revenue Code of 1986, as amended, or the exemption from registration under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses.
Small-Cap and Mid-Cap Securities Risk.  The Fund and Portfolio Funds may invest in securities of small-cap and mid-cap companies, which involves greater risk than investing in larger and more established companies.  This greater risk is, in part, attributable to the fact that the securities of these companies are usually less marketable and, therefore, more volatile than securities of larger, more established companies or the market in general.  Because these companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices.  Another risk factor is that these companies often have limited product lines, markets, or financial resources and may lack management depth.  Small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies. These companies may be more vulnerable than larger companies to adverse business or economic developments, the risk exists that the companies will not succeed, and the prices of the companies’ shares could dramatically decline in value.  You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

U.S. Government Securities Risk. Some U.S. Government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. Government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, their securities are not issued by the U.S. Treasury, their obligations are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. Government securities. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.
DISCLOSURE OF PORTFOLIO HOLDINGS
A full description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information, which is available from the Funds or on the SEC’s web site, www.sec.gov.
TEMPORARY DEFENSIVE POSITIONS
Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions.  During such an unusual set of circumstances, a Fund may hold up to 100% of its portfolio in cash or cash equivalent positions.  When a Fund takes a temporary defensive position, that Fund may not be able to achieve its investment objective.

MANAGEMENT OF THE FUNDS
INVESTMENT ADVISOR
The Funds’ investment advisor is Cavalier Investments, LLC, of 12600 Deerfield Drive, Suite #100, Alpharetta, Georgia 30005 (the “Advisor”).  The Advisor was established in 2015 and is registered as an investment advisor with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Advisor manages the investment portfolio and business affairs of the Fund pursuant to an investment advisory agreement between the Trust and the Advisor, with respect to the Fund (the “Investment Advisory Agreement”).  As of May 31, 2019, the Advisor had approximately $28 million in assets under management.
The Funds’ Advisor intends to primarily utilize investment sub-advisors in seeking the particular investment objective of each of the Cavalier Adaptive Income Fund, Cavalier Fundamental Growth Fund, Cavalier Growth Opportunities Fund, and Cavalier Tactical Rotation Fund, pending board and shareholder approval.  The Advisor will be responsible for monitoring and overseeing the investment sub-advisors, including the monitoring of risk and the continual validation of the sub-advisors and investment strategy.
Two of the seven Funds are wholly or partially managed by the Advisor.  The rest are managed by their respective sub-advisors. The Advisor and each sub-advisor, as applicable to their managed assets, are responsible for the selection of broker-dealers through which the Funds execute portfolio transactions.
During the period between June 1, 2015, and July 31, 2015, FolioMetrix, LLC, was the investment adviser to the Funds. From August 1, 2015, until August 19, 2015, a previous investment advisor served the Funds, Compass Capital Corporation. Compass Capital Corporation sponsored the creation of the current Advisor. The Advisor underwent a change in control in August 2016, at which time a new advisory agreement was approved by the Board and its shareholders.
Manager-of-Managers Order. The Trust and the Advisor have applied for and obtained an exemptive order (the “Order”) from the SEC that would permit the Advisor, with the Trust’s Board of Trustees’ approval, to enter into sub-advisory agreements with one or more sub-advisors without obtaining shareholder approval. The Order permits the Advisor, subject to the approval of the Board of Trustees, to replace sub-advisors or amend sub-advisory agreements, including fees, without shareholder approval whenever the Advisor and the Trustees believe such action will benefit the Fund and its shareholders.
Portfolio Managers.  Investment decisions for each of the Funds are made by the portfolio manager(s) assigned to each individual Fund as follows:
Fund	Portfolio Manager	Advisor/Sub-Advisor
Cavalier Adaptive Income Fund	Matt Boden Chad Stephens Rick Nelson	Buckhead Capital Management, LLC
Cavalier Fundamental Growth Fund	Louis Navellier	Navellier & Associates, Inc.
Cavalier Growth Opportunities Fund	Brian Shevland Lee Calfo	Bluestone Capital Management, LLC
Cavalier Hedged High Income Fund	Scott Wetherington	Advisor
Cavalier Tactical Economic Fund	Scott Wetherington	Advisor

Fund	Portfolio Manager	Advisor/Sub-Advisor
Cavalier Tactical Rotation Fund	Dr. Henry Ma	Julex Capital Management, LLC

Scott Wetherington is a portfolio manager for the Cavalier Hedged High Income Fund and Cavalier Tactical Economic Fund. Scott has served as c hief i nvestment o fficer of Cavalier Investments LLC since 2016. Prior to Cavalier, Scott served as s enior p ortfolio m anager and c hief i nvestment s trategist for Linder Capital Advisors from 2009 to 2016.  Scott also holds the c hartered f inancial a nalyst designation (CFA) and is a member of the Atlanta Society of Finance and Investment Professionals.
A description of the business experience of the other portfolio managers are described below in “Investment Sub-Advisors.” The Fund’s Statement of Additional Information provides information about the portfolio managers’ compensation, other accounts managed by the portfolio manager(s), and the portfolio managers’ ownership of shares of the Fund.
Advisor Compensation.  As full compensation for the investment advisory services provided to the Funds, the Advisor receives monthly compensation based on the Funds’ average daily net assets at the following annual rates:
Fund	Rate
Cavalier Adaptive Income Fund	1.00%
Cavalier Fundamental Growth Fund	1.00%
Cavalier Growth Opportunities Fund	1.00%
Cavalier Hedged High Income Fund	1.00%
Cavalier Tactical Economic Fund	1.00%
Cavalier Tactical Rotation Fund	1.00%
For the fiscal year ended May 31, 2019, the Funds paid the Advisor management fees (after waivers) as a percentage of each Funds’ average daily net assets, as follows:
Fund	Net Advisory Fee Received
Cavalier Adaptive Income Fund	0%
Cavalier Fundamental Growth Fund	0.88%
Cavalier Growth Opportunities Fund	0.73%
Cavalier Hedged High Income Fund	0.60%
Cavalier Tactical Economic Fund	0%
Cavalier Tactical Rotation Fund	0.91%
Disclosure Regarding Approval of Investment Advisory Agreement.  A discussion regarding the Trustees’ basis for approving the investment advisory agreement for the Funds can be found in the Funds’ annual report to shareholders for the period ended May 31, 2019.  You may obtain a copy of the annual and semi-annual report, free of charge, upon request to the Funds.
INVESTMENT SUB-ADVISORS
Each Sub-Advisor serves pursuant to an investment sub-advisory agreement with the Advisor as approved by the Trustees.  The Sub-Advisor, with oversight from the Advisor, makes day-to-day investment decisions for the Fund and selects broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees. As compensation for the sub-advisory services each provides to the Fund, the Advisor pays the Sub-Advisor a portion of the management fees that the Advisor receives from the Fund. Each Sub-Advisor is a registered investment advisor.

For the fiscal year ended May 31, 2019, each Fund paid the respective Sub-Advisor management fees as a percentage of each Fund’s average daily net assets, as follows:
Fund	Rate
Cavalier Adaptive Income Fund	0.05%
Cavalier Fundamental Growth Fund	0.24%
Cavalier Growth Opportunities Fund	0.30%
Cavalier Hedged High Income Fund	0.01%
Cavalier Tactical Economic Fund *	0.01%
Cavalier Tactical Rotation Fund	0.20%
* Bluestone Capital Management, LLC stopped serving as sub-advisor to the Cavalier Tactical Economic Fund effective September 17, 2018.

Cavalier Adaptive Income Fund
The investment sub-advisor for the Cavalier Adaptive Income Fund is Buckhead Capital Management, LLC, located at 3100 Cumberland Boulevard, Suite 1450, Atlanta, GA 30339.
Portfolio Managers.  The Fund’s portfolio managers are Matt Boden, Chad Stephens, and Rick Nelson, who have each provided services to the Fund since July 2017.
Matt Boden has been a portfolio manager with Buckhead since 2015. From 2004 through 2015, Mr. Boden served as a portfolio manager with StableRiver Capital Management where he was responsible for managing $2 billion in fixed income assets for corporate, pension, endowment, foundation, and municipal clients. Before joining StableRiver, he worked for both ValuBond Securities and JP Morgan. Mr. Boden holds a CFA charter and is a member of both the CFA Institute and the Atlanta Society of Finance and Investment Professionals. He earned a B.S. degree in Management Science and Information Systems from Pennsylvania State University and an MBA in Finance from Georgia State.
Chad Stephens has been a portfolio manager with Buckhead since 2016. From 2001 – 2016, Mr. Stephens served as a portfolio manager with StableRiver Capital Management where he specialized in securitized products on a fixed-income team that managed over $9 billion for institutional clients and mutual funds. Prior to joining StableRiver, Mr. Stephens worked for Wachovia Securities in fixed-income trading for seven years. He began his career with South Carolina National Bank as a credit analyst after graduating in 1989 from the College of Charleston with a B.S. in Business.
Rick Nelson has been a portfolio manager with Buckhead since 2015. From 2002 through 2015, he was the chief executive officer (CEO) / chief investment officer (CIO) of StableRiver Asset Management, a fixed income boutique with $9 billion in assets under management. Before becoming the CEO/CIO of StableRiver, Mr. Nelson was a managing director at Trusco Capital Management. He began his career at Wachovia Asset Management, where he rose to the position of senior vice president. Mr. Nelson earned a B.S. degree in Business Management from St. Francis College and his MBA in Finance from Mercer University.

Cavalier Fundamental Growth Fund
The investment sub-advisor for the Cavalier Fundamental Growth Fund is Navellier & Associates, Inc, located at 1 East Liberty, Suite 504, Reno, NV 89501. Mr. Navellier manages the assets of private accounts, mutual funds, and other institutional parties, such as public plans, Taft-Harley plans, corporations, endowments, and foundations.
Portfolio Manager.  Louis Navellier founded Navellier and currently serves as its chief investment officer, chief executive officer, and chairman. He is responsible for the management of individual portfolios, mutual funds, and institutional portfolios. Mr. Navellier has served as the owner and operator of Navellier since 1987. Mr. Navellier began publishing quantitative analysis on growth stocks in 1980 and has been managing private accounts for high-net-worth individuals since 1987. Mr. Navellier received a B.S. in business administration and an M.B.A. in finance from California State University, Hayward. He has provided services to the Fund since October 2013.
Cavalier Growth Opportunities Fund
The investment sub-advisor for the Cavalier Growth Opportunities Fund is Bluestone Capital Management, LLC, located at 37 West Ave, Suite 201, Wayne, PA 19087. Bluestone focuses on loss aversion, with strategies designed to improve the predictability and stability of returns. Bluestone provides a variety of strategies for separate accounts, as well as alternative solutions for individuals and institutional clients.
Portfolio Managers.  The Fund’s portfolio managers are Brian Shevland and Lee Calfo. Messrs. Shevland and Calfo have provided services to the Fund since September 2018.
Brian Shevland co-founded Bluestone and has served as the chief executive officer of Bluestone since 2010. Prior to his time with Bluestone, Mr. Shevland founded and managed Shevland Capital, an investment management business where he focused his efforts on tactical asset allocation strategies based on his theory that diversification alone does not provide significant enough protection against major market downturns. Mr. Shevland graduated with a B.S. in Business from the Honors Scholars Program at the University of North Carolina at Wilmington and studies International Finance at the University of Roehampton in London, England.
Lee Calfo co-founded and has served as a principal of Bluestone since 2010. Prior to his time with Bluestone, Mr. Calfo serviced as chief investment officer of Green Mountain Capital, L.P., and a portfolio manager for 1914 Advisors. Prior to that, he was with Cohen & Company where he served as chief investment officer and portfolio manager of the firm’s equity hedge fund and prior to that served as director of research. In addition, he helped develop and oversee the firms’ bank & trust preferred collateral management program, which grew to over $10 billion in assets and served on its credit committee. Previously he worked at Miller & Jacobs Capital in the capacity of equity research analyst form the financial services-focused Acadia Research Group and Acadia Hedge Fund divisions. Prior to that he was senior analyst with Emerald Asset Management. Mr. Calfo has a B.S. in Finance from Penn State University.
Cavalier Tactical Rotation Fund
The investment sub-advisor for the Cavalier Tactical Rotation Fund is Julex Capital Management, LLC, located at 101 Federal St., Suite #1900, Boston, MA 02110. Julex was founded in 2012 and provides outcome-oriented solutions for institutions and individuals. Julex’s principals are industry veterans with strong academic and practical experiences in portfolio management, asset allocation, risk management, and quantitative research – across the asset management, hedge fund, and insurance industries.

Portfolio Managers.  The Fund’s portfolio manager is Dr. Henry Ma. Dr. Ma has provided services to the Fund since September 2018.
Dr. Ma founded and has served as the president and chief investment officer of Julex since 2010. Prior to founding Julex, he managed a global macro hedge fund with Geode Capital Management. Earlier, he served as director of quantitative research and financial engineering with Loomis Sales Co., and director of quantitative research and risk management with Fortis Investments. Dr. Ma also worked as senior vice president and director of fixed income strategies at Sun Life Financial, where he helped manage $30 billion in fixed income assets. His investment career began with John Hancock Financial Services as a senior associate investment officer. Dr. Ma is a published author and an industry speaker on the topics of quantitative investing, risk management and structured finance. He earned a Bachelor’s and a Master’s in Economics and Management from Peking University and a Ph.D. in Economics from Boston University.
Disclosure Regarding Approval of Sub-Advisory Agreements.  A discussion regarding the Trustees’ basis for approving the sub-advisory agreement for the Cavalier Adaptive Income Fund and Cavalier Fundamental Growth Fund can be found in the Funds’ annual report to shareholders for the period ended May 31, 2018.  A discussion regarding the Trustees’ basis for approving the sub-advisory agreement for the Cavalier Growth Opportunities Fund and Cavalier Tactical Rotation Fund is available in the Funds’ semi-annual report to shareholders for the period ended November 30, 2018.  You may obtain a copy of the annual and semi-annual report, free of charge, upon request to the Funds.
DISTRIBUTOR
Capital Investment Group, Inc. (“Distributor”), is the principal underwriter and distributor of each Fund’s shares and serves as each Fund’s exclusive agent for the distribution of such Fund’s shares. The Distributor may sell each Fund’s shares to or through qualified securities dealers or others.
Rule 12b-1 Distribution Plan. Each Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (“Distribution Plan”) that allows each Fund to pay distribution and/or service fees in connection with the distribution of its Class A and Class C shares and for services provided to shareholders. Under the Funds’ Distribution Plan related to the Class A Shares, each Fund may pay an annual fee of up to 0.25% of the average daily net assets of the respective Fund’s Class A Shares for shareholder services and distribution related expenses. Under the Funds’ Distribution Plan related to the Class C Shares, each Fund may pay an annual rate of up to 1.00% of the average daily net assets of the respective Fund’s Class C Shares. Because the 12b-1 fees are paid out of the Funds’ assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges.
ADDITIONAL INFORMATION ON EXPENSES
Expense Limitation Agreement.  In the interest of limiting expenses of the Fund, the Advisor has entered into an expense limitation agreement with the Trust, pursuant to which the Advisor has agreed to waive or reduce its fees and to a ssume other expenses so that the total annual operating expenses of each Fund (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) to not more than the amounts set forth in the table below of the average daily net assets of the Institutional, Class A, and Class C shares of the Fund, respectively. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The expense limitation agreement runs through September 30, 2020 and may be terminated by the Board at any time. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the expense limitation agreement.

Operating Expense Limit
Fund	Institutional	Class A	Class C
Cavalier Adaptive Income Fund	1.25%	1.50%	2.25%
Cavalier Fundamental Growth Fund	1.25%	1.50%	2.25%
Cavalier Growth Opportunities Fund	1.25%	1.50%	2.25%
Cavalier Hedged High Income Fund	1.25%	1.50%	2.25%
Cavalier Tactical Economic Fund	1.25%	1.50%	2.25%
Cavalier Tactical Rotation Fund	1.25%	1.50%	2.25%

Other Expenses.  The Funds are obligated to pay brokerage fees and commissions, taxes, borrowing costs (such as interest or dividend expenses on securities sold short), acquired fund fees and expenses, and distribution and/or service (12b-1) fees. The Funds will be separately responsible for any indemnification payments, damages awarded in litigation or settlements made, or extraordinary expenses.  All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust (if any), on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.  The Funds do not anticipate any such expenses to be allocated to the Funds in the current fiscal year.
Acquired Fund Fees and Expenses.  In the summary section of the prospectus entitled “Fees and Expenses of the Fund,” the “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies.  “Acquired Fund Fees and Expenses” do not affect a Fund’s actual operating costs and, therefore, are not included in the Fund’s financial statements, which provide a clearer picture of a Fund’s actual operating costs.  The “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” under “Fees and Expenses of the Fund” will not match the Fund’s gross and net expense ratios reported in the Financial Highlights from the Fund’s financial statements.  The ratios reported in the Financial Highlights reflect the operating expenses of the Funds without “Acquired Fund Fees and Expenses.”

INVESTING IN THE FUNDS
PURCHASE OPTIONS
Through this prospectus, the Funds offer three different classes of shares. Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares in the Funds. Each class represents interests in the same portfolio of investments and has the same rights, but each class differs with respect to sales loads, minimum investments, and ongoing expenses, allowing you to choose the class that best suits your needs.  You should consider the amount you want to invest, how long you plan to invest, and whether you plan to make additional investments.
Each investor’s considerations are different. You should speak with your financial representative or broker-dealer to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Funds.
Institutional Class Shares
•	No front-end sales charge.
•	No distribution or service plan (Rule 12b-1) fees.
•	No contingent deferred sales charge on shares redeemed.
•	$1,000 minimum initial investment.
•	No purchase maximum per transaction.
•	No conversion.
Class A Shares
•	A 4.50% front-end sales charge.
•	Distribution and service plan (Rule 12b-1) fees of 0.25%.
•	No contingent deferred sales charge on shares redeemed.
•	$1,000 minimum initial investment.
Class C Shares
•	No front-end sales charge.
•	Distribution and service plan (Rule 12b-1) fees of 1.00%.
•	A 1.00% contingent deferred sales charge on shares redeemed within one year of purchase.
•	$1,000 minimum initial investment.
•	Purchase maximum per transaction of $500,000.
•	Automatic conversion to Institutional Class Shares seven years after purchase.
When you purchase shares of a Fund, you must choose a share class.  If none is chosen, your investment will be made in Institutional Class Shares.

Information regarding the Funds’ sales charges, as well as information regarding reduced sales charges and waived sales charges, and the terms and conditions for the purchase, pricing, and redemption of Fund shares is not available on the Funds’ website since the Funds’ website contains limited information.  Further information is available free of charge by calling the Funds at 1-800-773-3863.

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries
The availability of certain sales charge waivers and discounts may depend whether you purchase your shares directly from the Funds or through a financial intermediary.
Intermediaries may impose different sales charges other than those listed below for Class A shares and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”. Appendix A is incorporated by reference into (or legally considered part of) this prospectus.
In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.
INSTITUTIONAL CLASS SHARES
Institutional Class Shares are sold and redeemed at net asset value.  Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares in the Funds.  The minimum initial investment is $1,000 The minimum additional investment is $50. The Funds may, in the Advisor’s sole discretion, accept certain accounts with less than the minimum investment.
CLASS A SHARES
Class A Shares are sold subject to a maximum sales charge of 4.50% so that the term “offering price” includes the front-end sales load. Shares are redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other broker-dealer authorized to sell shares of the Funds. The minimum initial investment is $1,000. The minimum additional investment is $50. Each Fund may, in the Advisor’s sole discretion, accept certain accounts with less than the minimum investment.
Sales Charges. The public offering price of Class A Shares of the Funds is the net asset value per share plus a sales charge. The Distributor receives this sales charge and may re-allow it in the form of dealer discounts and brokerage commissions as follows:
Amount Of Transaction At Public Offering Price	Sales Charge As % Of Public Offering Price	Sales Charge As % Of Net Amount Invested	Dealer Reallowance As % Of Public Offering Price
Less than $50,000	4.50%	4.71%	4.00%
$50,000 to $100,000	4.00%	4.17%	3.50%
$100,000 to $250,000	3.00%	3.09%	2.50%
$250,000 to $500,000	2.50%	2.56%	2.00%
$500,000 and above	1.00%	1.01%	0.50%

Reduced Sales Charges. Consistent with the policies of this prospectus, certain investors may be eligible to pay a lower sales charge. Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances:
Rights of Accumulation. The sales charge applicable to a current purchase of Class A shares of the Funds is determined by adding the purchase price of Class A shares to be purchased to the aggregate value (at current offering price) of Class A shares of the Funds previously purchased and then owned, provided the Distributor is notified by such person or his or her broker-dealer each time a purchase is made that would so qualify.
Letter of Intent. Sales charges may also be reduced through an agreement to purchase a specified quantity of shares over a designated thirteen-month period by completing the “Letter of Intent” section of the Fund’s Shares Application. Information about the “Letter of Intent” procedure is contained in the Statement of Additional Information.
In order to obtain a reduced sales charge, it may be necessary at the time of purchase for an investor to inform the Funds, the Distributor, or their broker-dealer of the existence of other accounts or purchases which are eligible to be aggregated in order to obtain a reduced sales charge.  An investor may be required to provide the Funds, the Distributor, or their broker-dealer certain information to verify eligibility for a reduced sales charge. This information may include, to the extent applicable, the following: (i) information or records regarding a Fund’s shares eligible to be aggregated that are in all accounts held directly with the Funds by the investor; (ii) information or records regarding a Fund’s shares eligible to be aggregated that are in accounts held with broker-dealers by the investor; and (iii) information or records regarding a Fund’s shares eligible to be aggregated that are in accounts held with the Funds or with any broker-dealers by related parties of the investor, such as members of the same family or certain qualified groups.  See the Statement of Additional Information for additional information on reduced sales charges.
Class A Sales Charge Waivers: The Funds may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Funds’ Advisor or its affiliates; (2) officers and present or former Trustees of the Trust; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Funds’ Advisor or its affiliates and certain employee benefit plans for employees of the Funds’ investment; (4) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients where there is an agreement in place with respect to such purchases; (5) registered representatives of broker-dealers who have entered into selling agreements with the Fund’s Advisor for their own accounts; and (6) participants in no-transaction-fee programs of broker dealers that that have entered into an agreement with respect to such purchases.
For more information regarding which intermediaries may have agreements with the Funds or distributor and their policies and procedures with respect to purchases at NAV, see Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”. In addition, certain intermediaries may also provide for different sales charge discounts, which are also described in Appendix A to this prospectus.

CLASS C SHARES
Class C Shares are sold at net asset value. Because Class C shares pay a higher 12b-1 fee than Class A shares, Class C shares have higher ongoing expenses than Class A shares. Shares may be purchased by any account managed by the Advisor and any broker-dealer authorized to sell shares in the Funds. The minimum initial investment is $1,000.  The minimum additional investment is $50. The Funds may, in the Advisor’s sole discretion, accept certain accounts with less than the minimum investment.  The maximum purchase per transaction is $500,000.
Contingent Deferred Sales Charges.  If you redeem your Class C Shares within the first year of purchase, you may be subject to a contingent deferred sales charge.  The contingent deferred sales charge is imposed on the redemption proceeds according to the following schedule:
Year of Redemption After Purchase	Contingent Deferred Sales Charge
First	1.00%
Second and Following	None
The contingent deferred sales charge is calculated as a percentage of the net asset value of the Class C Shares at the time of purchase or redemption by first determining whichever value is lower and then multiplying that value by 1%.  The contingent deferred sales charge will be paid to the Distributor for providing distribution-related services with respect to the sale of Class C Shares of the Funds. The Distributor, as paying agent for the Funds, may pay all or a portion of the contingent deferred sales charge to the broker-dealers, banks, insurance companies, and other financial intermediaries that make Class C Shares available in exchange for their services.  The Distributor may also retain a portion of the contingent deferred sales charge.
To determine if the contingent deferred sales charge applies to a redemption, the Funds redeem shares in the following order: (i) shares acquired by reinvestment of dividends and capital gains distributions; and then (ii) shares held for the longest period.  Shares acquired through the reinvestment of dividends or distribution of capital gains will not be subject to a contingent deferred sales charge.
The contingent deferred sales charge imposed on Class C Shares redeemed within the first year of purchase may be waived in certain circumstances.  See “Redeeming Your Shares – Contingent Deferred Sales Charge Waivers” below.
If you hold Class C Shares for seven years, they will automatically convert to Institutional Class Shares.  Institutional Class Shares are not subject to the distribution and service plan (Rule 12b-1) fees of 1.00%.  Purchases of Class C Shares made on any day during a calendar month will age, for the purpose of conversion, one year at the close of business on the last day of that month in the following calendar year, and each subsequent year.

PURCHASE AND REDEMPTION PRICE
Determining the Fund’s Net Asset Value.  The price at which you purchase or redeem shares is based on the next calculation of net asset value (“NAV”) after an order is received by a Fund or it’s designated agent in good form.  An order is considered to be in good form if it includes all necessary information and documentation related to a purchase or redemption request and, if applicable, payment in full of the purchase amount.  A Fund’s NAV per share for each class of shares is calculated by dividing the value of that Fund’s total assets attributable to that class, less liabilities (including Fund expenses, which are accrued daily) attributable to that class, by the total number of outstanding shares of the Fund attributable to that class.  To the extent that the Funds hold portfolio securities that are listed on foreign exchanges that trade on weekends or other days when the Funds do not price shares, the NAV of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.  The NAV per share for each class of shares is normally determined at 4:00 p.m. Eastern time, the time regular trading closes on the New York Stock Exchange. The Funds do not calculate NAV on business holidays when the New York Stock Exchange is closed.
The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Board.  In determining the value of a Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Funds normally use third party pricing services to obtain market quotations.  Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value in good faith by either a valuation committee or the Advisor in accordance with procedures established by, and under the supervision of, the Board. Fair value pricing may be used in situations where (i) an exchange-traded portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to a Fund’s NAV calculation.
Pursuant to policies adopted by the Board, the Advisor consults with the Funds’ Administrator on a regular basis regarding the need for fair value pricing.  The Advisor is responsible for notifying the Board (or the Funds’ valuation committee) when it believes that fair value pricing is required for a particular security. The Funds’ policies regarding fair value pricing are intended to result in a calculation of each Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures and the fair value price may differ from the price at which the security may ultimately be traded or sold.  If such fair value price differs from the price that would have been determined using the Funds’ normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the security were priced using the Funds’ normal pricing procedures.  The performance of a Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Funds’ normal pricing procedures. To the extent the Funds invest in other open-end investment companies that are registered under the 1940 Act, the Funds’ net asset value calculations are based upon the net asset value reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Other Matters.  Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for each Fund.
BUYING OR SELLING SHARES
THROUGH A FINANCIAL INTERMEDIARY
Certain financial intermediaries have agreements with the Funds that allow them to enter purchase or redemption orders on behalf of clients and customers. These orders will be priced based on the NAV next computed after the orders are received by the financial intermediary, subject to the order being in good form.  Orders received in good form by the financial intermediary before 4:00 p.m. Eastern Time will receive a share price based on that day’s NAV and orders received after 4:00 p.m. Eastern Time will receive a price based on the next day’s NAV.  You should look to the financial intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Funds.
PURCHASING SHARES
Purchases of Fund shares can be made from the Funds by mail, facsimile, telephone, or bank wire. In addition, brokers that are authorized designees of the Funds may receive purchase and redemption orders on behalf of the Funds. These designated brokers are also authorized to designate other financial intermediaries to receive orders on behalf of the Funds.  Such orders will be deemed to have been received by the Funds when an authorized designee, or broker-authorized designee, receives the order, subject to the order being in good form.  The orders will be priced at the NAV next computed after the orders are received by the authorized broker, or broker-authorized designee.  Orders received in good form before 4:00 p.m. Eastern Time will receive a share price based on that day’s NAV and orders received after 4:00 p.m. Eastern Time will receive a price based on the next day’s NAV.  Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.
The Funds reserve the right to (i) refuse any request to purchase shares for any reason and (ii) suspend the offering of shares at any time.  An investor that has placed a purchase order will be notified as soon as possible in such circumstances.
Regular Mail Orders.  Payment for shares by mail must be made by check from a U.S. financial institution and payable in U.S. dollars.  Cash, money orders, and traveler’s checks will not be accepted by the Funds.  If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Funds and their Administrator and transfer agent.  The Funds will charge a $35 fee and may redeem shares of the Funds owned by the purchaser or another identically registered account in another series of the Trust to recover any such losses.  For regular mail orders, please complete the Fund Shares Application and mail it, along with your check made payable to the applicable Fund, to:

Cavalier Funds
 [Fund Name and Share Class]
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365
The application must contain your social security number or taxpayer identification number.  If you have applied for a number prior to completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for your number.  Taxes are not withheld from distributions to U.S. investors if certain requirements of the Internal Revenue Service are met regarding the Social Security Number and Taxpayer Identification Number.
Bank Wire Purchases.  Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Funds at 1-800-773-3863 for wire instructions and to advise the Funds of the investment, dollar amount, and the account identification number.
Additional Investments.  You may also add to your account by mail or wire at any time by purchasing shares based on the then-current net asset value. The minimum additional investment is $50.  Before adding funds by bank wire, please call the Funds at 1-800-773-3863 for wire instructions and to advise the Funds of the investment, dollar amount, and the account identification number.  Mail orders should include, if possible, the “Invest by Mail” stub that is attached to your confirmation statement.  Otherwise, please identify your account in a letter accompanying your purchase payment.
Automatic Investment Plan.  The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, a Fund will automatically charge the shareholder’s checking account for the amount specified ($50 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Funds.
Exchange Feature.  You may exchange shares of the Funds for shares of the same class of any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside.  Shares may be exchanged for shares of the same class of any other series of the Trust at the net asset value.  Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.
The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.
Share Certificates.  The Funds normally does not issue share certificates.  Evidence of ownership of shares is provided through entry in a Fund’s share registry.  Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.
Important Information about Procedures for Opening a New Account.  Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act of 2001), the Funds are required to obtain, verify, and record information to enable the Funds to form a reasonable belief as to the identity of each customer who opens an account.  Consequently, when an investor opens an account, the Funds will ask for the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Funds to identify the investor.  The Funds may also ask to see the driver’s license or other identifying documents of the investor.  An investor’s account application will not be considered “complete” and, therefore, an account will not be opened, and the investor’s money will not be invested until the Funds receive this required information.  In addition, if after opening the investor’s account the Funds are unable to verify the investor’s identity after reasonable efforts, as determined by the Funds in their sole discretion, the Funds may (i) restrict further investments until the investor’s identity is verified; and (ii) close the investor’s account without notice and return the investor’s redemption proceeds to the investor.  Such redemptions will not be subject to an otherwise applicable contingent deferred sales charge.  If the Funds close an investor’s account because the Funds could not verify the investor’s identity, the Funds will value the account in accordance with the next NAV calculated after the investor’s account is closed.  In that case, the investor’s redemption proceeds may be worth more or less than the investor’s original investment.  The Funds will not be responsible for any losses incurred due to the Funds’ inability to verify the identity of any investor opening an account.

REDEEMING SHARES
The Funds typically expect that it will take up to 7 days following the receipt of your redemption request to pay out redemption proceeds; however, the Funds typically expect that the payment of redemption proceeds will be initiated the next business day following the receipt of your redemption request regardless of the method of payment. The Funds may delay forwarding a redemption check for recently purchased shares while the Funds determine whether the purchase payment will be honored.  Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the NAV next determined after receipt of the request for redemption will be used in processing the redemption request. The Funds expect to pay redemptions from cash, cash equivalents, proceeds from the sale of additional Fund shares, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions. The Funds may also suspend redemptions, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed, trading is restricted by the SEC, or the SEC declares that an emergency exists. Redemptions may be suspended during other periods permitted by the SEC for the protection of the Fund’s shareholders. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

Regular Mail Redemptions.  Regular mail redemption requests should be addressed to:
Cavalier Funds
 [Fund Name and Share Class]
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365

Regular mail redemption requests should include the following:
(1)
Your letter of instruction specifying the account number, class of shares, and number of shares (or the dollar amount) to be redeemed.  This request must be signed by all registered shareholders in the exact names in which they are registered;

(2)	Any required signature guarantees (see “Signature Guarantees” below); and
(3)	Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit-sharing plans, and other entities.
Telephone and Bank Wire Redemptions.  Unless you decline the telephone transaction privileges on your account application, you may redeem shares of a Fund by telephone.  You may also redeem shares by bank wire under certain limited conditions.  The Funds will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.
The Funds may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 919-882-9281).  The confirmation instructions must include the following:
(1)	Name of Fund and class of shares;
(2)	Shareholder name and account number;
(3)	Number of shares or dollar amount to be redeemed;
(4)	Instructions for transmittal of redemption proceeds to the shareholder; and
(5)	Shareholder signature as it appears on the application on file with the Fund.
Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum).  Redemption proceeds cannot be wired on days in which your financial institution is not open for business.  You can change your redemption instructions anytime you wish by sending a letter with your new redemption instructions to the Funds. See “Signature Guarantees” below.
The Funds, in their discretion, may choose to pass through to redeeming shareholders any charges imposed by the Funds’ custodian for wire redemptions. If this cost is passed through to redeeming shareholders by a Fund, the charge will be deducted automatically from your account by redemption of shares in your account.  Your bank or brokerage firm may also impose a charge for processing the wire.  If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by regular mail to the designated account.
You may redeem shares, subject to the procedures outlined above, by calling the Funds at 1-800-773-3863.  Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Funds.  Telephone redemption privileges authorize the Funds to act on telephone instructions from any person representing him or herself to be the investor and reasonably believed by the Funds to be genuine. The Funds will employ reasonable procedures, which may include requiring a form of personal identification, to confirm that instructions are genuine. The Funds will not be liable for any losses due to fraudulent or unauthorized instructions. The Funds will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan.  A shareholder who owns Fund shares of a particular class valued at $5,000 or more at the current offering price may establish a systematic withdrawal plan (“Systematic Withdrawal Plan”) to receive a monthly or quarterly check in a stated amount (not less than $50).  Each month or quarter, as specified, the applicable Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of a Fund or paid in cash.  Contingent deferred sales charges will not apply to shares redeemed under this plan.  Call or write the Funds for an application form.
Minimum Account Size.  The Trustees reserve the right to redeem involuntarily any account having a NAV of less than $250 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30 days’ prior written notice.  If the shareholder brings his account NAV up to at least $250 during the notice period, the account will not be redeemed.  Redemptions due to account size will not be subject to an otherwise applicable contingent deferred sales charge. Redemptions from retirement accounts may be subject to federal income tax.  Shareholders may also be charged a fee by their broker or agent if shares are redeemed or transferred through their broker or agent.
Redemptions in Kind.  The Funds do not intend, under normal circumstances, to redeem shares by payment in kind.  It is possible, however, that conditions may arise in the future that would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such cases, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Funds.  The securities will be chosen by the Funds, may be either a pro rata payment of each of the securities held by the Funds or a representative sample of securities, and will be valued at the same value assigned to them in computing a Fund’s NAV per share.  Shareholders receiving them bear the market risks associated with the securities until they have been converted into cash, as well as taxable capital gains when the securities are converted to cash and may incur brokerage costs when these securities are sold.  An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Funds must pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) 1% of a Fund’s NAV at the beginning of such period.  Redemption requests in excess of this limit may be satisfied in cash or in kind at each Fund’s election.
Signature Guarantees.  To protect your account and the Funds from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account.  Signature guarantees are generally required for: (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to a financial institution; and (iv) redemption requests in excess of $50,000.  Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Contingent Deferred Sales Charge Waivers.  The contingent deferred sales charge imposed on Class C Shares may be waived in the following circumstances:
•	Permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased.
•	Tax-free returns of excess contributions to IRAs.
•
Redemption upon the death or permanent disability of the shareholder if made within one year of the death or the initial determination of permanent disability.  The waiver is available only for shares held at the time of death or initial determination of permanent disability.

•	Redemptions of Class C Shares pursuant to a systematic withdrawal plan.
•	Mandatory distributions from a tax-deferred retirement plan or IRA.
If you wish to request that a contingent deferred sales charge be waived for one of the reasons stated above, contact your broker-dealer, bank, insurance company, or other financial intermediary, or the Funds.  Such waiver requests must be made at the time of redemption.
Reinstatement Privilege.  If you sell Class C Shares of the Funds, you may reinvest some or all of the proceeds in Class C Shares within 90 days without a contingent deferred sales charge.  Reinstated Class C Shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge.  This privilege can only be used once per calendar year.  If you want to use the reinstatement privilege, contact your financial representative or broker-dealer.
FREQUENT PURCHASES AND REDEMPTIONS
Frequent purchases and redemptions of Fund shares by a shareholder, known as frequent trading, present a number of risks to a Fund’s other shareholders. These risks include dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of a Fund’s portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for some of the portfolio securities, as well as overall adverse market, economic, political, or other conditions that may affect the sale price of portfolio securities, a Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Frequent trading may also increase portfolio turnover, which may in turn result in increased capital gains taxes for shareholders.
The Board has adopted a policy that is intended to discourage frequent trading by shareholders.  The Funds do not accommodate frequent trading.  Under the adopted policy, the Funds’ transfer agent provides a daily record of shareholder trades to the Advisor. The Funds’ transfer agent also monitors and tests shareholder purchase and redemption orders for frequent trading. The Advisor has the discretion to limit investments, by refusing further purchase and exchange orders, from a shareholder that the Advisor believes has a pattern of trades not in the best interests of the other shareholders. In addition to this discretionary policy, a Fund will also limit investments from any shareholder account that, on two or more occasions during a 60-calendar day period, purchases and redeems shares over a period of less than 10 days having a redemption amount within 10% of the purchase amount and greater than $10,000.  In the event such a purchase and redemption pattern occurs, the shareholder account and any other account with the same taxpayer identification number will be precluded from investing in such Fund for at least 30 calendar days after the second redemption transaction.

The Funds and Advisor intend to apply this policy uniformly, except that the Funds may not be able to identify or determine that a specific purchase or redemption is part of a pattern of frequent trading or that a specific shareholder is engaged in frequent trading, particularly with respect to transactions made through omnibus accounts or accounts opened through financial intermediaries such as broker-dealers and banks. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership and to purchase, redeem, and exchange Fund shares without the identity of the individual shareholders being immediately known to the Funds. Like omnibus accounts, accounts opened through financial intermediaries normally permit shareholders to purchase, redeem, and exchange Fund shares without the identity of the shareholder being immediately known to the Funds.  Consequently, the ability of the Funds to monitor and detect frequent trading through omnibus and intermediary accounts is limited, and there is no guarantee that the Funds can identify shareholders who might be engaging in frequent trading through these accounts or curtail such trading.
In addition, this policy will not apply if the Advisor determines that a purchase and redemption pattern does not constitute frequent trading, such as inadvertent errors that result in frequent purchases and redemptions.  Inadvertent errors shall include purchases and/or redemptions made unintentionally or by mistake (e.g., where a shareholder unintentionally or mistakenly invests in a Fund and redeems immediately after recognizing the error).  The shareholder shall have the burden of proving to the sole satisfaction of the Advisor that a purchase and redemption pattern was the result of an inadvertent error.  In such a case, the Advisor may choose to allow further purchase and exchange orders from such shareholder.
SHAREHOLDER STATEMENTS AND REPORTS
To keep you informed about your investments, the Fund will send you various account statements and reports, including:
•	Confirmation statements that verify your buy or sell transactions (except in the case of automatic purchases or redemptions from bank accounts. Please review your confirmation statements for accuracy.
•	Quarter-end and year-end shareholder account statements.
•	Reports for the Funds, which includes portfolio manager commentary, performance,
•	Shareholder tax forms.
With eDelivery, you can receive your tax forms, account statements, Fund reports, and prospectuses online rather than by regular mail. Taking advantage of this free service not only decreases the clutter in your mailbox, it also reduces your Fund fees by lowering printing and postage costs. To receive materials electronically, contact your financial intermediary (such as a broker-dealer or bank), or, if you are a direct investor, please contact us at 1-800-773-3863 or visit https://www.nottinghamco.com/fundpages/Cavalier to sign up for eDelivery.

OTHER IMPORTANT INFORMATION
DIVIDENDS, DISTRIBUTIONS, AND TAXES
The following information is meant as a general summary for U.S. taxpayers.  Additional tax information appears in the Funds’ Statement of Additional Information.  Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences to them of investing in the Funds.
The Funds will distribute most of their income and realized gains to its shareholders every year.  Income dividends paid by the Fund derived from net investment income, if any, and capital gains distributions, if any, will generally be paid annually.  Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Funds will not be taxed on amounts they distribute, shareholders will generally be taxed on distributions paid by the Funds, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.
In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares.  An exchange of shares may be treated as a sale and any gain may be subject to tax.
As with all mutual funds, the Funds will be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends or of gross proceeds realized upon sale paid to shareholders who: (i) have failed to provide a correct taxpayer identification number in the manner required; (ii) are subject to back-up withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends; or (iii) have failed to certify to the Funds that they are not subject to backup withholding when required to do so. Back-up withholding is not an additional tax.  Any amounts withheld from payments to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.
Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.
FINANCIAL HIGHLIGHTS
The Financial Highlights tables are intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions).  The financial data in the table below has been audited by BBD, LLP, an independent registered accounting firm, whose report, along with the Funds’ financial statements, are incorporated by reference into the Statement of Additional Information and are included in the annual report, which are both available upon request. Further information about the performance of the Funds is contained in the Annual and Semi-Annual Reports of the Funds, copies of which may also be obtained at no charge by calling the Funds at 1-800-773-3863.

Because the Class A shares of the Cavalier Adaptive Income Fund and Cavalier Hedged High Income Fund have not yet commenced operations , there is no financial information for them in this prospectus.

CAVALIER ADAPTIVE INCOME FUND
Institutional Class Shares
(For a Share Outstanding Throughout the Year)
	Year ended May 31, 201 9	Year ended May 31, 2018	Year ended May 31, 2017	Year ended May 31, 2016	Year ended May 31, 2015
Net Asset Value, Beginning of Year	$10.12	$10.42	$9.98	$9.98	$10.15
Income (Loss) from Investment Operations Net investment income (c) Net realized and unrealized gain (loss) on investments Total from Investment Operations	0.43 0.17 0.60	0.38 (0.18) 0.20	0.38 0.46 0.84	0.10 (0.00)(g)(h) 0.10	0.17 (0.17) --
Less Distributions from: Net investment income Net realized gains Return of capital Total Distributions	(0.43) -- -- (0.43)	(0.33) -- (0.17) (0.50)	(0.40) -- -- (0.40)	(0.10) -- -- (0.10)	(0.16) (0.01) -- (0.17)
Net Asset Value, End of Year	$10.29	$10.12	$10.42	$9.98	$9.98
Total Return (a)	6.07%	1.93%	8.54%	1.02%	(0.04)%
Net Assets, End of Year (in thousands)	$14,767	$4,822	$4,498	$7,063	$19,813
Ratios of: Gross Expenses to Average Net Assets Net Expenses to Average Net Assets(b) Net Investment Income to Average Net Assets(b)(d)	2.88% 1.25% 4.19%	4.03% 1.25% 3.75%	3.90% 1.29% 3.68%	2.04% 0.94%(f) 0.98%(f)	1.72% 0.88%(e) 1.72%(e)
Portfolio Turnover Rate	27.78%	99.44%	110.84%	246.74%	106.26%
(a)  Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)  Does not include expenses of the investment companies in which the Fund invests.
(c)  Calculated using the average shares method.
(d)  Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(e)  Includes reimbursement of acquired fund fees.
(f)  Includes reimbursement of acquired fund fees and expenses for the period from June 1, 2015, through December 17, 2015.  The Fund’s expense limitation agreement was updated to exclude acquired fund fees and expenses from the waiver effective December 18, 2015.
(g)  Less than $0.01 per share.
(h)  The amount of net realized and unrealized gain (loss) on investments per share for the year ended May 31, 2016, does not accord with the amount in the Statement of Operations due to the timing of purchases and sales of shares in relation to fluctuating market values.

CAVALIER ADAPTIVE INCOME FUND
Class C Shares
(For a Share Outstanding Throughout the Year)
	Year ended May 31, 201 9	Year ended May 31, 2018	Year ended May 31, 2017 (h)	Year ended May 31, 2016 (h)	Year ended May 31, 2015 (h)
Net Asset Value, Beginning of Year	$9.75	$10.07	$9.67	$9.70	$9.87
Income (Loss) from Investment Operations Net investment income (loss) (c) Net realized and unrealized gain (loss) on investments Total from Investment Operations	0.31 0.17 0.48	0.25 (0.16) (0.09)	0.29 0.42 0.71	(0.01) 0.01(g) (0.00)	0.08 (0.17) (0.09)
Less Distributions from: Net investment income Net realized gains Return of capital Total Distributions	(0.32) -- -- (0.32)	(0.24) -- (0.17) (0.41)	(0.31) -- -- (0.31)	(0.03) -- -- (0.03)	(0.07) (0.01) -- (0.08)
Net Asset Value, End of Year	$9.91	$9.75	$10.07	$9.67	$9.70
Total Return (a)	4.97%	0.94%	7.46%	0.05%	(0.97)%
Net Assets, End of Year (in thousands)	$4,002	$2,749	$2,204	$1,422	$756
Ratios of: Gross Expenses to Average Net Assets(b) Net Expenses to Average Net Assets(b) Net Investment Income (Loss) to Average Net Assets(b)(d)	3.84% 2.25% 3.17%	5.07% 2.25% 2.54%	5.27% 2.28% 2.96%	3.17% 2.12%(f) (0.14)%(f)	2.72% 1.88%(e) 0.79%(e)
Portfolio Turnover Rate	27.78%	99.44%	110.84%	246.74%	106.26%
(a)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)  Does not include expenses of the investment companies in which the Fund invests.
(c) Calculated using the average shares method.
(d) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(e) Includes reimbursement of acquired fund fees.
(f) Includes reimbursement of acquired fund fees and expenses for the period from June 1, 2015, through December 17, 2015.  The Fund’s expense limitation agreement was updated to exclude acquired fund fees and expenses from the waiver effective December 18, 2015.
(g) The amount of net realized and unrealized gain (loss) on investments per share for the year ended May 31, 2016, does not accord with the amount in the Statement of Operations due to the timing of purchases and sales of shares in relation to fluctuating market values.
(h) As of February 24, 2017, the “Advisor Class” shares were renamed to the “Class C” shares. There were no other changes to this class of shares.

 CAVALIER FUNDAMENTAL GROWTH FUND
Institutional Class Shares
(For a Share Outstanding Throughout the Year)
	Year ended May 31 , 201 9	Year ended May 31, 2018	Year ended May 31, 2017	Year ended May 31, 2016	Year ended May 31, 2015
Net Asset Value, Beginning of Year	$16.06	$13.69	$11.58	$12.77	$11.09
Income (Loss) from Investment Operations Net investment income (loss)( c ) Net realized and unrealized gain (loss) on investments Total from Investment Operations	(0.01) (2.43) (2.44)	(0.06) 3.05 2.99	0.03 2.10 2.13	0.01 (1.19) (1.18)	0.03 1.65 1.68
Less Distributions from: Net investment income Net realized gains Total Distributions	-- (1.01) (1.01)	-- (0.62) (0.62)	(0.02) -- (0.02)	(0.01) -- (0.01)	-- -- --
Net Asset Value, End of Year	$12.61	$16.06	$13.69	$11.58	$12.77
Total Return ( a )	(13.63)%	22.23%	18.42%	(9.21)%	15.15%
Net Assets, End of Year (in thousands)	$80,299	$102,233	$63,142	$45,453	$53,713
Ratios of: Gross Expenses to Average Net Assets( b ) Net Expenses to Average Net Assets( b ) Net Investment Income (Loss) to Average Net Assets ( b )	1.39% 1.25% (0.07)%	1.39% 1.25% (0.39)%	1.55% 1.18% 0.29%	1.51% 1.11%(e) 0.05%(e)	1.55% 1.13%(d) 0.23%(d)
Portfolio Turnover Rate	122.27%	124.11%	135.58%	172.08%	95.22%
  ( a ) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
( b ) Does not include expenses of the investment companies in which the Fund invests.
( c ) Calculated using the average shares method.
(d) Includes reimbursement of acquired fund fees.
( e ) Includes reimbursement of acquired fund fees and expenses for the period from June 1, 2015, through December 17, 2015.  The Fund’s expense limitation agreement was updated to exclude acquired fund fees and expenses from the waiver effective December 18, 2015.

CAVALIER FUNDAMENTAL GROWTH FUND
Class C Shares
(For a Share Outstanding Throughout the Year)
	Year ended May 31, 201 9	Year ended May 31, 2018	Year ended May 31, 2017 (f)	Year ended May 31, 2016 (f)	Year ended May 31, 2015 (f)
Net Asset Value, Beginning of Year	$15.51	$13.38	$11.42	$12.72	$11.16
Income (Loss) from Investment Operations Net investment loss ( c ) Net realized and unrealized gain (loss) on investments Total from Investment Operations	(0.15) (2.34) (2.49)	(0.20) 2.95 2.75	(0.06) 2.04 1.98	(0.11) (1.18) (1.29)	(0.11) 1.67 1.56
Less Distributions from: Net investment income Net realized gains Total Distributions	-- (1.01) (1.01)	-- (0.62) (0.62)	(0.02) -- (0.02)	(0.01) -- (0.01)	-- -- --
Net Asset Value, End of Year	$12.01	$15.51	$13.38	$11.42	$12.72
Total Return ( a )	(14.47)%	20.92%	17.37%	(10.11)%	13.98%
Net Assets, End of Year (in thousands)	$2,641	$3,028	$2,423	$7,582	$6,840
Ratios of: Gross Expenses to Average Net Assets( b ) Net Expenses to Average Net Assets ( b ) Net Investment Loss to Average Net Assets ( b )( g )	2.39% 2.25% (1.07)%	2.39% 2.25% (1.39)%	2.49% 2.13% (0.51)%	2.51% 2.11%(e) (0.96)%(e)	2.55% 2.13%(d) (0.93)%(d)
Portfolio Turnover Rate	122.27%	124.11%	135.58%	172.08%	95.22%
  ( a ) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
( b ) Does not include expenses of the investment companies in which the Fund invests.
( c ) Calculated using the average shares method.
 (d) Includes reimbursement of acquired fund fees.
( e ) Includes reimbursement of acquired fund fees and expenses for the period from June 1, 2015, through December 17, 2015.  The Fund’s expense limitation agreement was updated to exclude acquired fund fees and expenses from the waiver effective December 18, 2015.
( f)   As of February 24, 2017, the “Advisor Class” shares were renamed to the “Class C” shares. There were no other changes to this class of shares.
(g) Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

CAVALIER FUNDAMENTAL GROWTH FUND
Class A Shares

 (For a Share Outstanding during the period or fiscal year ended)
	Year ended May 31, 2019	Period ended May 31, 2018 (j)
Net Asset Value, Beginning of Period	$10.25	$10.00

Income (Loss) from Investment Operations Net investment loss (e) Net realized and unrealized gain on investments Total from Investment Operations	(0.03) (1.65) (1.68)	(0.00)(h) 0.25 0.25
Less Distributions from: Net investment income Net realized gains Total Distributions	- (1.01) (1.01)	-- -- --
Net Asset Value, End of Period	$7.56	$10.25
Total Return (c)(g)	(13.95)%	2.50% (b)
Net Assets, End of Period (in thousands)	$607	$478
Ratios of: Gross Expenses to Average Net Assets (d) Net Expenses to Average Net Assets (d) Net Investment Loss to Average Net Assets (d)(f)	1.64% 1.50% (0.30)%	1.72%(a) 1.47%(a) (0.20)%(a)
Portfolio Turnover Rate	122.27%	124.11%(b)(i)
(a) Annualized.
(b) Not annualized.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d) Does not include expenses of the investment companies in which the Fund invests.
(e) Calculated using the average shares method.
(f) Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(g) Does not include impact of sales charge, if any.
(h) Less than $0.01 per share.
(i) Portfolio turnover rate is calculated based on the entire Fund, not the Class A Shares.
(j) For the period from March 13, 2018 (Date of Initial Public Investment) through May 31, 2018.

CAVALIER GROWTH OPPORTUNITIES FUND
Institutional Class Shares
(For a Share Outstanding Throughout the Year)
	Year ended May 31, 201 9	Year ended May 31, 2018	Year ended May 31, 2017	Year ended May 31, 2016	Year ended May 31, 2015
Net Asset Value, Beginning of Year	$17.45	$14.56	$11.81	$13.13	$12.93
Income (Loss) from Investment Operations Net investment income (loss) (d) Net realized and unrealized gain (loss) on Investments Total from Investment Operations	0.01 (0.93) (0.92)	(0.08) 2.99 2.91	0.05 2.73 2.78	0.05 (1.22) (1.17)	0.05 0.65 0.70
Less Distributions from: Net investment income Net realized gains Total Distributions	(0.82) (0.16) (0.98)	(0.02) -- (0.02)	(0.03) -- (0.03)	-- (0.15) (0.15)	(0.06) (0.44) (0.50)
Net Asset Value, End of Year	$15.55	$17.45	$14.56	$11.81	$13.13
Total Return (a)	(4.37)%	19.98%	23.53%	(8.92)%	5.63%
Net Assets, End of Year (in thousands)	$53,013	$37,778	$22,149	$8,113	$41,049
Ratios of: Gross Expenses to Average Net Assets(b) Net Expenses to Average Net Assets(b) Net Investment Income (Loss) to Average Net Assets (b)(c)	1.57% 1.27% 0.08%	1.81% 1.35% (0.52)%	2.56% 1.24% 0.39%	1.22% 0.91%(f) 0.41%(f)	1.25% 0.93%(e ) 0.41%(e )
Portfolio Turnover Rate	268.30%	491.30%	439.72%	284.69%	50.59%
(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b) Does not include expenses of the investment companies in which the Fund invests.
(c) Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d) Calculated using the average shares method.
(e) Includes reimbursement of acquired fund fees.
(f) Includes reimbursement of acquired fund fees and expenses for the period from June 1, 2015, through December 17, 2015.  The Fund’s expense limitation agreement was updated to exclude acquired fund fees and expenses from the waiver effective December 18, 2015.

CAVALIER GROWTH OPPORTUNITIES FUND
Class C Shares
(For a Share Outstanding Throughout the Year)
	Year ended May 31, 201 9	Year ended May 31, 2018	Year ended May 31, 2017 (g)	Year ended May 31, 2016 (g)	Year ended May 31, 2015 (g)
Net Asset Value, Beginning of Year	$16.81	$14.22	$11.61	$13.04	$12.97
Income (Loss) from Investment Operations Net investment loss (d) Net realized and unrealized gain (loss) on Investments Total from Investment Operations	(0.15) (0.89) (1.04)	(0.28) 2.89 2.61	(0.01) 2.65 2.64	(0.07) (1.21) (1.28)	(0.13) 0.70 0.57
Less Distributions from: Net investment income Net realized gains Total Distributions	(0.82) (0.16) (0.98)	(0.02) -- (0.02)	(0.03) -- (0.03)	-- (0.15) (0.15)	(0.06) (0.44) (0.50)
Net Asset Value, End of Year	$14.79	$16.81	$14.22	$11.61	$13.04
Total Return (a)	(5.28)%	18.35%	22.73%	(9.84)%	4.64%
Net Assets, End of Year (in thousands)	$1,013	$1,079	$871	$6,160	$7,229
Ratios of: Gross Expenses to Average Net Assets(b) Net Expenses to Average Net Assets(b) Net Investment Income (Loss) to Average Net Assets(b)(c)	2.57% 2.27% (0.94)%	2.81% 2.35% (1.80)%	2.91% 2.14% (0.09)%	2.22% 1.84%(f) (0.56)%(f)	2.25% 1.93%(e) (1.00)%( e )
Portfolio Turnover Rate	268.30%	491.30%	439.72%	284.69%	50.59%
(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b) Does not include expenses of the investment companies in which the Fund invests.
(c) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d) Calculated using the average shares method.
(e) Includes reimbursement of acquired fund fees.
(f) Includes reimbursement of acquired fund fees and expenses for the period from June 1, 2015, through December 17, 2015.  The Fund’s expense limitation agreement was updated to exclude acquired fund fees and expenses from the waiver effective December 18, 2015.
(g) As of February 24, 2017, the “Advisor Class” shares were renamed to the “Class C” shares, There were no other changes to this class of shares.

CAVALIER GROWTH OPPORTUNITIES FUND
Class A Shares

 (For a Share Outstanding during the Fiscal Year or Period Ended)
	Year ended May 31, 2019	Period ended May 31, 2018 (h)
Net Asset Value, Beginning of Period	$10.15	$10.00
Income (Loss) from Investment Operations Net investment loss (e) Net realized and unrealized gain (loss) on investments Total from Investment Operations	(0.03) (0.58) (0.61)	(0.02) 0.17 0.15
Less Distributions from: Net investment income Net realized gains Total Distributions	(0.82) (0.16) (0.98)	-- -- --
Net Asset Value, End of Period	$8.56	$10.15
Total Return (f)	(4.45)%	1.50% (b)
Net Assets, End of Period (in thousands)	$367	$10
Ratios of: Gross Expenses to Average Net Assets (c) Net Expenses to Average Net Assets (c) Net Investment Loss to Average Net Assets (c)(d)	1.82% 1.52% (0.28)%	2.00%(a) 1.60%(a) (1.59)%(a)
Portfolio Turnover Rate	268.30%	491.30%(b)(g)
(a) Annualized.
(b) Not annualized.
(c) Does not include expenses of the investment companies in which the Fund invests.
(d) Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(e) Calculated using the average shares method.
(f) Does not include impact of sales charge, if any.
(g) Portfolio turnover rate is calculated based on the entire Fund, not the Class A Shares.
 (h) For a share outstanding during the period from April 16, 2018 (Date of Initial Public Investment) through May 31, 2018.

CAVALIER HEDGED HIGH INCOME FUND
Institutional Class Shares
(For a Share Outstanding Throughout the Year)
	Year ended May 31, 201 9	Year ended May 31, 2018	Year ended May 31, 2017	Year ended May 31, 2016	Year ended May 31, 2015
Net Asset Value, Beginning of Year	$9.82	$10.20	$9.25	$9.63	$10.74
Income (Loss) from Investment Operations Net investment income (d) Net realized and unrealized gain (loss) on investments Total from Investment Operations	0.39 (0.10) 0.29	0.42 (0.37) 0.05	0.27 0.88 1.15	0.27 (0.41) (0.14)	0.38 (0.93) (0.55)
Less Distributions from: Net investment income Net realized gains Total Distributions	(0.45) -- (0.45)	(0.43) -- (0.43)	(0.20) -- (0.20)	(0.20) (0.04) (0.24)	(0.34) (0.22) (0.56)
Net Asset Value, End of Year	$9.66	$9.82	$10.20	$9.25	$9.63
Total Return (a)	3.02%	0.52%	12.45%	(1.40)%	(2.19)%
Net Assets, End of Year (in thousands)	$24,440	$33,016	$4,789	$7,392	$32,214
Ratios of: Gross Expenses to Average Net Assets(b) Net Expenses to Average Net Assets(b) Net Investment Income to Average Net Assets (b)(c)	1.65% 1.25% 3.99%	2.88% 1.25% 4.18%	4.06% 1.40% 2.77%	2.00% 1.01%(f) 2.89%(f)	1.23% 0.90%(e) 5.40%(e)
Portfolio Turnover Rate	81.99%	13.23%	184.78%	327.01%	64.51%
(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value s for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b) Does not include expenses of the investment companies in which the Fund invests.
(c) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d) Calculated using the average shares method.
(e) Includes reimbursement of acquired fund fees.
(f) Includes reimbursement of acquired fund fees and expenses for the period from June 1, 2015, through December 17, 2015.  The Fund’s expense limitation agreement was updated to exclude acquired fund fees and expenses from the waiver effective December 18, 2015.

CAVALIER HEDGED HIGH INCOME FUND
Class C Shares
(For a Share Outstanding Throughout the Year)
	Year ended May 31, 201 9	Year ended May 31, 2018	Year ended May 31, 2017 (g)	Year ended May 31, 2016 (g)	Year ended May 31, 2015 (g)
Net Asset Value, Beginning of Year	$9.71	$10.09	$9.22	$9.67	$10.76
Income (Loss) from Investment Operations Net investment income (d) Net realized and unrealized gain (loss) on investments Total from Investment Operations	0.29 (0.10) 0.19	0.35 (0.40) (0.05)	0.19 0.86 1.05	0.01 (0.26) (0.25)	0.49 (0.82) (0.33)
Less Distributions from: Net investment income Net realized gains Total Distributions	(0.33) -- (0.33)	(0.33) -- (0.33)	(0.18) -- (0.18)	(0.16) (0.04) (0.20)	(0.42) (0.34) (0.76)
Net Asset Value, End of Year	$9.57	$9.71	$10.09	$9.22	$9.67
Total Return (a)	1.99%	(0.50)%	11.38%	(2.53)%	(3.01)%
Net Assets, End of Year (in thousands)	$670	$1,263	$1,515	$850	$576
Ratios of: Gross Expenses to Average Net Assets(b) Net Expenses to Average Net Assets(b) Net Investment Income to Average Net Assets(b)(c)	2.65% 2.25% 3.01%	4.54% 2.25% 3.52%	5.48% 2.37% 1.93%	3.00% 2.21%(f) 0.08%(f)	2.23% 1.90%(e) 4.40%(e)
Portfolio Turnover Rate	81.99%	13.23%	184.78%	327.01%	64.51%
(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b) Does not include expenses of the investment companies in which the Fund invests.
(c) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d) Calculated using the average shares method.
(e) Includes reimbursement of acquired fund fees.
(f) Includes reimbursement of acquired fund fees and expenses for the period from June 1, 2015, through December 17, 2015.  The Fund’s expense limitation agreement was updated to exclude acquired fund fees and expenses from the waiver effective December 18, 2015.
(g) As of February 24, 2017, the “Advisor Class” shares were renamed the “Class C” shares. There were no other changes to this class of shares.

CAVALIER TACTICAL ECONOMIC FUND
Institutional Class Shares
(For a Share Outstanding Throughout the Year)
	Year ended May 31, 201 9	Year ended May 31, 2018	Year ended May 31, 2017	Year ended May 31, 2016	Year ended May 31, 2015
Net Asset Value, Beginning of Year	$13.79	$12.30	$11.00	$12.09	$12.09
Income (Loss) from Investment Operations Net investment income (loss) (c) Net realized and unrealized gain (loss) on investments Total from Investment Operations	0.09 (0.29) (0.20)	0.02 1.68 1.70	(0.01) 1.31 1.30	(0.00)(f) (0.71) (0.71)	0.10 0.35 0.45
Less Distributions from: Net investment income Net realized gains Total Distributions	(0.04) (1.71) (1.75)	-- (0.21) (0.21)	-- -- --	-- (0.38) (0.38)	(0.11) (0.34) (0.45)
Net Asset Value, End of Year	$11.84	$13.79	$12.30	$11.00	$12.09
Total Return (g)	(0.55)%	13.87%	11.82%	(5.89)%	3.91%
Net Assets, End of Year (in thousands)	$14,781	$9,562	$9,178	$3,920	$11,650
Ratios of: Gross Expenses to Average Net Assets (a) Net Expenses to Average Net Assets (a) Net Investment Income (Loss) to Average Net Assets (a)(b)	2.65% 1.25% 0.70%	3.08% 1.25% 0.18%	4.87% 1.41% (0.09)	3.92% 1.20%(e) (0.02)%(e)	2.12% 0.94%(d) 0.81%(d)
Portfolio Turnover Rate	159.92%	163.22%	190.49%	173.62%	69.31%
(a) Does not include expenses of the investment companies in which the Fund invests.
(b) Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c) Calculated using the average shares method.
(d) Includes reimbursement of acquired fund fees.
(e) Includes reimbursement of acquired fund fees and expenses for the period from June 1, 2015, through December 17, 2015.  The Fund’s expense limitation agreement was updated to exclude acquired fund fees and expenses from the waiver effective December 18, 2015.
(f) Less than $0.01 per share.
(g) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting and the returns based upon those net asset values may differ from the net asset values and returns for shareholder redemptions.

CAVALIER TACTICAL ECONOMIC FUND
Class C Shares
(For a Share Outstanding Throughout the Year)
	Year ended May 31, 201 9	Year ended May 31, 2018	Year ended May 31, 2017 (f)	Year ended May 31, 2016 (f)	Year ended May 31, 2015 (f)
Net Asset Value, Beginning of Year	$13.18	$11.88	$10.73	$11.91	$12.04
Income (Loss) from Investment Operations Net investment income (loss) (c) Net realized and unrealized gain (loss) on investments Total from Investment Operations	(0.03) (0.28) (0.31)	(0.10) 1.61 1.51	(0.12) 1.27 1.15	(0.12) (0.68) (0.80)	0.01 0.31 0.32
Less Distributions from: Net investment income Net realized gains Total Distributions	(0.04) (1.71) (1.75)	-- (0.21) (0.21)	-- -- --	-- (0.38) (0.38)	(0.11) (0.34) (0.45)
Net Asset Value, End of Year	$11.12	$13.18	$11.88	$10.73	$11.91
Total Return (g)	(1.47)%	12.75%	10.72%	(6.75)%	2.82%
Net Assets, End of Year (in thousands)	$813	$737	$643	$381	$264
Ratios of: Gross Expenses to Average Net Assets(a) Net Expenses to Average Net Assets(a) Net Investment Income (Loss) to Average Net Assets(a)(b)	3.67% 2.25% (0.25)%	4.09% 2.25% (0.82)%	5.85% 2.44% (1.06)%	5.25% 2.27%(e) (1.05)%(e)	3.12% 1.94%(d) 0.04%(d)
Portfolio Turnover Rate	159.92%	163.22%	190.49%	173.62%	69.31%
(a) Does not include expenses of the investment companies in which the Fund invests.
(b) Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c) Calculated using the average shares method.
(d) Includes reimbursement of acquired fund fees.
(e) Includes reimbursement of acquired fund fees and expenses for the period from June 1, 2015, through December 17, 2015.  The Fund’s expense limitation agreement was updated to exclude acquired fund fees and expenses from the waiver effective December 18, 2015.
(f) As of February 24, 2017, the “Advisor Class” shares were renamed to the “Class C” shares. There were no other changes to this class of shares.
(g) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting and the returns based upon those net asset values may differ from the net asset values and returns for shareholder redemptions.

CAVALIER TACTICAL ECONOMIC FUND
Class A Shares
(For a Share Outstanding for the Period from October 18, 2018 (Date of Initial Public Investment) through May 31, 2019)

Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations Net investment income (c) Net realized and unrealized loss on investments Total from Investment Operations	0.02 (0.16) (0.14)
Less Distributions from: Net investment income Net realized gains Total Distributions	(0.04) (1.71) (1.75)
Net Asset Value, End of Period	$8.11
Total Return (e) (g)	(0.18)%
Net Assets, End of Period (in thousands)	$16
Ratios of: Gross Expenses to Average Net Assets(a)(d) Net Expenses to Average Net Assets(a)(d) Net Investment Income (Loss) to Average Net Assets(a)(b)(d)	2.96% 1.50% 0.43%
Portfolio Turnover Rate (e)(f)	159.92%
(a) Does not include expenses of the investment companies in which the Fund invests.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c) Calculated using the average shares method.
(d) Annualized.
(e) Not annualized.
(f) Portfolio turnover rate is calculated based on the entire Fund, not the Class A Shares.
(g) Does not include impact of sales charge.

CAVALIER TACTICAL ROTATION FUND

Institutional Class Shares
(For a Share Outstanding Throughout the Year)
	Year ended May 31, 201 9	Year ended May 31, 2018	Year ended May 31, 2017	Year ended May 31, 2016	Year ended May 31, 2015
Net Asset Value, Beginning of Year	$13.76	$12.78	$11.26	$12.23	$11.74
Income (Loss) from Investment Operations Net investment income (loss) (d) Net realized and unrealized gain (loss) on investments Total from Investment Operations	0.13 (0.75) (0.62)	0.09 0.97 1.06	0.08 1.44 1.52	(0.00)(g) (0.66) (0.66)	0.04 1.02 1.06
Less Distributions from: Net investment income Net realized gains Total Distributions	(0.10) (1.43) (1.53)	(0.08) -- (0.08)	-- -- --	-- (0.31) (0.31)	(0.06) (0.51) (0.57)
Net Asset Value, End of Year	$11.61	$13.76	$12.78	$11.26	$12.23
Total Return (a)	(3.38)%	8.28%	13.50%	(5.41)%	9.29%
Net Assets, End of Year (in thousands)	$71,697	$129,034	$89,872	$81,866	$92,098
Ratios of: Gross Expenses to Average Net Assets(b) Net Expenses to Average Net Assets(b) Net Investment Income (Loss) to Average Net Assets (b) (c)	1.34% 1.25% 1.03%	1.30% 1.25% 0.66%	1.41% 1.40% 0.64%	1.42% 1.26%(f) (0.03)%(f)	1.41% 1.20%(e) 0.36%(e)
Portfolio Turnover Rate	379.14%	80.28%	166.56%	633.50%	323.99%
(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b) Does not include expenses of the investment companies in which the Fund invests.
(c) Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d) Calculated using the average shares method.
(e) Includes reimbursement of acquired fund fees.
(f) Includes reimbursement of acquired fund fees and expenses for the period from June 1, 2015, through December 17, 2015.  The Fund’s expense limitation agreement was updated to exclude acquired fund fees and expenses from the waiver effective December 18, 2015.
(g) Less than $0.01 per share.

CAVALIER TACTICAL ROTATION FUND
Class C Shares
(For a Share Outstanding Throughout the Year)
	Year ended May 31, 201 9	Year ended May 31, 2018	Year ended May 31, 2017 (g)	Year ended May 31, 2016 (g)	Year ended May 31, 2015 (g)
Net Asset Value, Beginning of Year	$13.16	$12.36	$10.99	$12.06	$11.69
Income (Loss) from Investment Operations Net investment loss (d) Net realized and unrealized gain (loss) on investments Total from Investment Operations	(0.01) (0.71) (0.72)	(0.04) 0.92 0.88	(0.02) 1.39 1.37	(0.11) (0.65) (0.76)	(0.11) 1.04 0.93
Less Distributions from: Net investment income Net realized gains Total Distributions	(0.10) (1.43) (1.53)	(0.08) -- (0.08)	-- -- --	-- (0.31) (0.31)	(0.05) (0.51) (0.56)
Net Asset Value, End of Year	$10.91	$13.16	$12.36	$10.99	$12.06
Total Return (a)	(4.35)%	7.10%	12.47%	(6.33)%	8.24%
Net Assets, End of Year (in thousands)	$2,066	$2,713	$2,076	$7,823	$9,955
Ratios of: Gross Expenses to Average Net Assets(b) Net Expenses to Average Net Assets(b) Net Investment Loss to Average Net Assets(b)(c)	2.34% 2.25% (0.10)%	2.30% 2.25% (0.32)%	2.41% 2.40% (0.14)%	2.41% 2.25%(f) (0.99)%(f)	2.41% 2.20%(e) (0.95)%(e)
Portfolio Turnover Rate	379.14%	80.28%	166.56%	633.50%	323.99%
(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b) Does not include expenses of the investment companies in which the Fund invests.
(c) Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d) Calculated using the average shares method.
(e) Includes reimbursement of acquired fund fees.
(f) Includes reimbursement of acquired fund fees and expenses for the period from June 1, 2015, through December 17, 2015.  The Fund’s expense limitation agreement was updated to exclude acquired fund fees and expenses from the waiver effective December 18, 2015.
 (g) As of February 24, 2017, the “Advisor Class” Shares were renamed to the “Class C” Shares.  There were no other changes to this class of shares.

CAVALIER TACTICAL ROTATION FUND

Class A Shares

 (For a Share Outstanding During the Fiscal Year or Period Ended )
	Year ended May 31, 2019	Period ended May 31, 2018 (i)
Net Asset Value, Beginning of Period	$10.49	$10.00
Income (Loss) from Investment Operations Net investment loss (f) Net realized and unrealized gain (loss) on investments Total from Investment Operations	0.05 (0.59) (0.54)	(0.02) 0.51 0.49
Less Distributions from: Net investment income Net realized gains Total Distributions	(0.10) (1.43) (1.53)	-- -- --
Net Asset Value, End of Period	$8.42	$10.49
Total Return (c)(g)	(3.69)%	4.90% (b)
Net Assets, End of Period (in thousands)	$215	$47
Ratios of: Gross Expenses to Average Net Assets (d) Net Expenses to Average Net Assets (d) Net Investment Loss to Average Net Assets (d)(e)	1.59% 1.50% 0.55%	1.61%(a) 1.50%(a) (1.49)%(a)
Portfolio Turnover Rate	379.14%	80.28%(b)(h)
(a) Annualized.
(b) Not annualized.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d) Does not include expenses of the investment companies in which the Fund invests.
(e) Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(f) Calculated using the average shares method.
(g) Does not include impact of sales charge, if any.
(h) Portfolio turnover rate is calculated based on the entire Fund, not the Class A Shares.
(i) For a share outstanding during the period from April 2, 2018 (Date of Initial Public Investment) through May 31, 2018.

ADDITIONAL INFORMATION

Cavalier Funds
INSTITUTIONAL CLASS SHARES
CLASS C SHARES
CLASS A SHARES

More information about the Funds can be found in the Statement of Additional Information, which is incorporated by reference into this prospectus. Additional information about the Funds’ investments is available in the annual and semi-annual reports to shareholders.  The annual reports include discussions of market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.
The Funds’ Statement of Additional Information and the annual and semi-annual reports are available, free of charge, on the website listed below and upon request by contacting the Funds (you may also request other information about the Funds or make shareholder inquiries) as follows:
By telephone:	1-800-773-3863
By mail:	Cavalier Funds c/o Nottingham Shareholder Services 116 South Franklin Street Post Office Box 4365 Rocky Mount, North Carolina 27803-0365
By e-mail:	shareholders@ncfunds.com
On the Internet:	www.ncfunds.com
Information about the Funds (including the Statement of Additional Information) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-551-8090.  Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.
Investment Company Act File Number 811-22298

APPENDIX A
INTERMEDIARY-SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS
The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which the shareholder purchases or holds Fund shares.
Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers.
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account , or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Statement of Additional Information.
Front-end Sales Load Waivers on Class A Shares Available at Raymond James
•	Shares purchased in an investment advisory program.
•	Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions.
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C Shares available at Raymond James
•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.
Front-end Load Discounts Available at Raymond James: Breakpoints , Right of Accumulation , and/or Letters of Intent
•	Breakpoints as described in this prospectus.
•
Rights of accumulation, which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

The information disclosed in the appendix is part of, and incorporated in, the prospectus

STATEMENT OF ADDITIONAL INFORMATION
Cavalier Funds

Cavalier Investments, LLC 12600 Deerfield Parkway, Suite 100 Alpharetta, GA 30005
Cavalier Adaptive Income Fund Institutional Class Shares CADTX Class C Shares CADAX Class A Shares CAADX	Cavalier Fundamental Growth Fund Institutional Class Shares CAFGX Class C Shares CFGAX Class A Shares CFDAX
Cavalier Growth Opportunities Fund Institutional Class Shares CATEX Class C Shares CATDX Class A Shares CAGOX	Cavalier Hedged High Income Fund Institutional Class Shares CHIIX Class C Shares CAHIX Class A Shares CHHAX
Cavalier Tactical Economic Fund Institutional Class Shares CMSFX Class C Shares CMSYX Class A Shares CAVMX	Cavalier Tactical Rotation Fund Institutional Class Shares CTROX Class C Shares CATOX Class A Shares CAVTX

October 1, 2019

Each a series of the
Starboard Investment Trust
116 South Franklin Street
Rocky Mount, North Carolina 27804
Telephone 1-800-773-3863

This Statement of Additional Information is meant to be read in conjunction with the prospectus for the Cavalier Funds, dated October 1, 201 9 , and is incorporated by reference in its entirety into the prospectus.  Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Cavalier Funds should be made solely upon the information contained herein. Copies of the P rospectus, annual report, and/or semi-annual report may be obtained at no charge by writing or calling the Funds at the address or phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the P rospectus.

TABLE OF CONTENTS
Page
GENERAL INFORMATION	2
ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES	2
INVESTMENT LIMITATIONS	14
PORTFOLIO TRANSACTIONS	1 6
DESCRIPTION OF THE TRUST	18
MANAGEMENT AND OTHER SERVICE PROVIDERS	19
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	38
SPECIAL SHAREHOLDER SERVICES	40
DISCLOSURE OF PORTFOLIO HOLDINGS	42
NET ASSET VALUE	43
ADDITIONAL TAX INFORMATION	44
FINANCIAL STATEMENTS	47
APPENDIX A – DESCRIPTION OF RATINGS	48
APPENDIX B – PROXY VOTING POLICIES	51

GENERAL INFORMATION
Starboard Investment Trust (“Trust”) was organized on May 13, 2009, as a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company.  The Cavalier Adaptive Income Fund, Cavalier Fundamental Growth Fund, Cavalier Growth Opportunities Fund, Cavalier Hedged High Income Fund, Cavalier Tactical Economic Fund, and Cavalier Tactical Rotation Fund (each a “Fund” and collectively, “Funds”) are separate, diversified series of the Trust.  Prior to September 5, 2018, the Cavalier Tactical Economic Fund was known as the Cavalier Multi Strategy Fund. Prior to April 11, 2018, the Cavalier Tactical Economic Fund was known as the Cavalier Multi Strategist Fund. Prior to February 6, 2018, the Cavalier Growth Opportunities Fund was known as the Cavalier Global Opportunities Fund. Prior to August 3, 2016, the Cavalier Adaptive Income Fund was known as the Cavalier Stable Income Fund. Prior to August 4, 2015, the Funds were known as the Rx Funds and each Fund’s name included “Rx” in the title rather than “Cavalier.” In addition, the Cavalier Tactical Economic Fund was known as the Rx Premier Managers Fund. Prior to May 3, 2013, the Funds (except the Cavalier Fundamental Growth Fund) were known as the FMX Funds and each Fund’s name included “ISM” in the title rather than “Rx.”  In addition, the Cavalier Growth Opportunities Fund was known as the ISM Strategic Equity Fund, the Cavalier Tactical Rotation Fund was known as the ISM Global Alpha Tactical Fund, and the Cavalier Tactical Economic Fund was known as was known as the ISM Premier Asset Management Fund.  Prior to September 18, 2012, the Cavalier Adaptive Income Fund was known as the FMX Total Return Fund. As of August 20, 2015, the Funds’ investment advisor is Cavalier Investments, LLC (the “Advisor” or “Cavalier Investments”). During the period between August 1, 2015, and August 19, 2015, the Funds’ investment advisor was Compass Capital Corporation. Prior to August 1, 2015, the Funds’ investment advisor was FolioMetrix, LLC.
The Fund’s investment advisor is Cavalier Investments, LLC (the “Advisor” or “Cavalier Investments”). For some of the Funds, the day to day management of the portfolio is done by a sub-advisor. Bluestone Capital Management, LLC, is the sub-advisor for the Cavalier Growth Opportunities Fund, Buckhead Capital Management, LLC, is the sub-advisor for the Cavalier Adaptive Income Fund, Julex Capital Management, LLC, is the sub-advisor for the Cavalier Tactical Rotation Fund, and Navellier & Associates, Inc., is the sub-advisor for the Cavalier Fundamental Growth Fund (each a “Sub-Advisor” and collectively, the “Sub-Advisors,” where appropriate).
This Statement of Additional Information (“SAI”) describes the financial history, management and operation of the Funds, as well as each Fund’s investment objective and policies. It should be read in conjunction with each Fund’s current prospectus, dated the same date as this SAI, as supplemented from time to time (the “Prospectus”).
Investments in the Funds are not:
•	Deposits or obligations of any bank;
•	Guaranteed or endorsed by any bank; or
•	Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other federal agency.
ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES
The Prospectus describes each Fund’s investment objective and principal investment strateg ies , as well as the principal investment risks of each Fund.  All investments in securities and other financial instruments involve a risk of financial loss.  No assurance can be given that a Fund’s investment program will be successful.  Investors should carefully review the descriptions of a Fund’s investments and their risks described in the Fund’s Prospectus and this SAI.
The following descriptions and policies supplement the descriptions in the Prospectus, and include descriptions of certain types of investments that may be made by a Fund but are not principal investment strategies of the Fund.  Any investment type not also described in the Prospectus is not a principal investment strategy of the applicable Fund nor a principal investment risk of such Fund. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for securities in which a Fund may invest.  Appendix B contains copies of the Advisor’s Proxy Voting Policy and Procedures, and the Proxy Voting Policy and Procedures of each Sub-Advisor who votes proxies.
Common Stocks.  The equity portion of a Fund’s portfolio may include common stocks traded on domestic securities exchanges.  Prices of common stocks in which that Fund invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all common stocks, which could also result in losses for the Fund.  Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of common stocks will decline.
2

Investment Companies.  Investments in securities of other investment companies involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying fund. The Funds expect to rely on Rule 12d1-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), when purchasing shares of a money market fund. Under Rule 12d1-1, a Fund may generally invest without limitation in money market funds as long as a Fund pay no sales charge, as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”), or service fee, as defined in Rule 2830(b)(9) of the Conduct Rules of FINRA, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund; or the Advisor waives its management fee in an amount necessary to offset any sales charge or service fee.  A Fund will also purchase shares of other investment companies that are not money market funds.  Pursuant to Section 12(d)(1)(A) of the 1940 Act s, the Funds will be prevented from: (i) purchasing more than 3% of an investment company's outstanding shares; (ii) investing more than 5% of a Fund's assets in any single such investment company; and (iii) investing more than 10% of a Fund's assets in investment companies overall; unless: ( a ) the underlying investment company and/or the applicable Fund has received an order for exemptive relief from such limitations from the SEC; and ( b ) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order.  In addition, the respective Fund is subject to Section 12(d)(1)(C), which provides that the Fund may not acquire shares of a closed-end fund if, immediately after such acquisition, the Fund and other investment companies having the same adviser as the Fund would hold more than 10% of the closed-end fund’s total outstanding voting stock. However, Section 12(d)(1)(F) of the 1940 Act provides that the limitations of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the respective Fund if immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the respective Fund and all affiliated persons of the fund. Investments by the Funds in other investment companies entail a number of risks unique to a fund of funds structure. These risks include the following:
Multiple Layers of Fees.  By investing in other investment companies indirectly through the Funds, prospective investors will directly bear the fees and expenses of the Funds’ Advisor and indirectly bear the fees and expenses of other investment companies and other investment companies’ managers as well.  As such, this multiple or duplicative layer of fees will increase the cost of investments in the Funds.
Lack of Transparency.  The Advisor will not be able to monitor the investment activities of the other investment companies on a continuous basis and the other investment companies may use investment strategies that differ from its past practices and are not fully disclosed to the Advisor and that involve risks that are not anticipated by the Advisor.  The Funds have no control over the risks taken by the underlying investment companies in which they invest.
Valuation of Investment Companies.  Although the Advisor will attempt to review the valuation procedures used by other investment companies’ managers, the Advisor will have little or no means of independently verifying valuations of the Funds’ investments in investment companies and valuations of the underlying securities held by other investment companies.  As such, the Advisor will rely significantly on valuations of other investment companies and the securities underlying other investment companies that are reported by other investment companies’ managers. In the event that such valuations prove to be inaccurate, the net asset value (“NAV”) of the Funds could be adversely impacted and an investor could incur a loss of investment in the Funds.
Illiquidity of Investments by and In Other Investment Companies.  The market prices, if any, for securities that are not registered, are subject to legal or other restrictions on transfer, or for which no liquid market exists tend to be volatile and restricted securities may sell at prices that are lower than similar securities that are not subject to legal restrictions on resale.  Further, the Funds may not be able to redeem their interests in other investment companies’ securities that they have purchased in a timely manner. If adverse market conditions were to develop during any period in which the Funds are unable to redeem interests in other investment companies, the Funds may suffer losses as a result of this illiquidity.  As such, the lack of liquidity and volatility of restricted securities held by other investment companies could adversely affect the value of the other investment companies.  Any such losses could adversely affect the value of the Funds’ investments and an investor could incur a loss of investment in the Funds.
3

Lack of Control.  Although the Funds and the Advisor will evaluate regularly each portfolio fund (“Portfolio Fund”) to determine whether such Portfolio Fund’s investment program is consistent with each respective Fund’s investment objective, the Advisor will not have any control over the investments made by a Portfolio Fund.  Even though each Portfolio Fund is subject to certain constraints, the investment advisor to each such Portfolio Fund may change aspects of their investment strategies at any time.  The Advisor will not have the ability to control or influence the composition of the investment portfolio of any Portfolio Fund.
Lack of Diversification.  There is no requirement that the underlying investments held by other investment companies be diversified. As such, other investment companies’ managers may target or concentrate other investment companies’ investments in specific markets, sectors, or types of securities. As a result, investments made by other investment companies are subject to greater volatility as a result of this concentration than if the other investment companies had non-concentrated and diversified portfolios of investments. Thus, the Funds’ portfolios (and by extension the value of an investment in the Funds) may therefore be subject to greater risk than the portfolio of a similar fund with investments in diversified investment companies.
Use of Leverage.  The other investment companies may utilize leverage (i.e., borrowing) to acquire their underlying portfolio investments. When other investment companies borrow money or otherwise leverage their portfolio of investments, doing so may exaggerate changes in the NAV of the shares of the other investment companies and in the return on the other investment companies’ investments. Borrowing will also cost other investment companies interest expense and other fees. As such, the value of the Funds’ investments in other investment companies may be more volatile and all other risks (including the risk of loss of an investment in other investment companies) tend to be compounded or magnified.  As a result, any losses suffered by other investment companies as a result of their use of leverage could adversely affect the value of the Funds’ investments and an investor could incur a loss of investment in the Funds.
Exchange Traded Funds.  ETFs are traded on a securities exchange based on their market value.  An investment in an ETF presents the same risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded).  In addition, all ETFs will have costs and expenses that will be passed on to the Funds, which will in turn increase the Funds’ expenses. ETFs are also subject to the following risks that often do not apply to conventional investment companies: (i) the market price of the ETF’s shares may trade at a discount to the ETF’s NAV, and as a result, ETFs may experience more price volatility than other types of portfolio investments which could negatively impact the Funds’ NAVs; (ii) an active trading market for an ETF’s shares may not develop or be maintained at a sufficient volume; (iii) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (iv) ETF shares may be delisted from the exchange on which they trade, or “circuit breakers” (which are tied to large decreases in stock prices used by the exchange) may temporarily halt trading in the ETF’s stock.  ETFs are also subject to the risks of the underlying securities the ETF holds.  Finally, there may be legal limitations and other conditions imposed by SEC rules on the amount of the ETF shares that the Funds may acquire.
Equity Securities.  The equity portion of a Fund’s portfolio may be comprised of common stocks traded on domestic securities exchanges or on the over-the-counter market.  In addition to common stocks, the equity portion of each Fund’s portfolio may also include preferred stocks, convertible preferred stocks, convertible bonds and warrants.  Prices of equity securities in which the Funds invest may fluctuate in response to many factors, including the activities of the individual companies issuing the equity securities, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Funds to potential losses.  In addition, regardless of any one company’s prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Funds. Market declines may continue for an indefinite period and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.
Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures or is redeemed, or the conversion privilege is exercised. As a result of the conversion feature, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form.  Warrants entitle the holder to purchase equity securities at specific prices for a certain period of time. The prices do not necessarily move parallel to the prices of the underlying securities and the warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.
Foreign Investment Risk.  Foreign securities and foreign currency contracts involve investment risks different from those associated with domestic securities. Changes in foreign economies and political climates are more likely to affect the Funds than a mutual fund that invests exclusively in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities.  The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are often higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.
4

Uncertainties surrounding the sovereign debt of a number of European Union (EU) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world's securities markets likely will be significantly disrupted. In June 2016, the United Kingdom approved a referendum to leave the EU, commonly referred to as "Brexit." There is significant market uncertainty regarding Brexit's ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. Political and military events, including the military crises in Ukraine and the Middle East, and nationalist unrest in Europe, also may cause market disruptions.
Fixed-Income Securities.  Zero-coupon bonds are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a period of time. Fixed-income securities purchased by the Funds or other investment companies in which the Funds invest may consist of obligations of any rating. Fixed-income securities in the lowest investment grade categories have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories.  High yield bonds are typically rated below “Baa” by Moody’s Investors Service, Inc. (“Moody’s”), or below “BBB” by S&P Global Ratings (“S&P”) or below investment grade by other recognized rating agencies.  The Funds may invest directly in unrated securities or indirectly through other investment companies that invest in unrated securities. Such bonds are subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds for a variety of reasons, including:
Sensitivity to Interest Rate and Economic Change.  The economy and interest rates affect high yield securities differently than other securities. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults, an underlying mutual fund may incur additional expenses to seek recovery.  In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and a Fund’s asset values.
Payment Expectations.  High yield bonds present certain risks based on payment expectations.  For example, high yield bonds may contain redemption and call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund or an investment company in which a Fund invests, as applicable, would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market, as will the value of the other investment companies’ assets.  If a Fund or an investment company in which a Fund invests, as applicable, experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the rate of return.
Liquidity and Valuation.  To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and this may impact the ability of the Funds, or the investment companies in which the Funds, invest to accurately value high yield bonds and may hinder their ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.
Credit Ratings.  Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds.  Also, because credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, a Fund, or an investment company in which a Fund invests must monitor the issuers of high yield bonds in their portfolios to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds’ liquidity so a Fund or an investment company in which the Fund invests, as applicable, can meet redemption requests.
5

High-yield securities are deemed speculative with respect to the issuer’s capacity to pay interest and repay principal over a long period of time. Special tax considerations are associated with investing in high-yield securities structured as zero coupon or “pay-in-kind” securities.  The Funds, or the investment companies in which the Funds invest, will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.  The payment of principal and interest on most fixed-income securities purchased by the Fund, or an investment company in which a Fund invests, will depend upon the ability of the issuers to meet their obligations.  An issuer’s obligations under its fixed-income securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, including the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its fixed-income securities may be materially adversely affected by litigation or other conditions.
The ratings of S&P, Moody’s, and other nationally recognized rating agencies represent their opinions as to the quality of fixed-income securities.  It should be emphasized, however, that ratings are general and are not absolute standards of quality, and fixed-income securities with the same maturity, interest rate, and rating may have different yields while fixed-income securities of the same maturity and interest rate with different ratings may have the same yield.  For a more detailed description of ratings, please see Appendix A.
Money Market Instruments.  Money market instruments include U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements). Money market instruments also may include b anker’s a cceptances and c ertificates of d eposit of domestic branches of U.S. banks, c ommercial p aper, and v ariable a mount d emand m aster n otes (“Master Notes”).  Banker’s a cceptances are time drafts drawn on and “accepted” by a bank.  When a bank “accepts” such a time draft, it assumes liability for its payment. When the Funds or an investment company acquires a b anker’s a cceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The b anker’s a cceptance carries the full faith and credit of such bank. A c ertificate of e eposit (“CD”) is an unsecured, interest bearing debt obligation of a bank. Commercial p aper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial p aper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest.
U.S. Government Securities and U.S. Government Agency Securities.  U.S. Government securities and U.S. Government Agency securities include (i) U.S. Treasury notes, U.S. Treasury bonds, U.S. Treasury bills, and other U.S. Government obligations; (ii) obligations of the Government National Mortgage Association (GNMA) and other U.S. Government sponsored entities that are guaranteed by the U.S. Government; and (iii) obligations of the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Housing Administration (FHA), Federal Farm Credit Bank (FFCB), Federal Home Loan Bank (FHLB), Student Loan Marketing Association (SLMA), The Tennessee Valley Authority (TVA), and other U.S. Government authorities, agencies, and instrumentalities. While obligations of some U.S. Government agencies and sponsored entities are supported by the full faith and credit of the U.S. Government (e.g. GNMA), others are not.  No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future since it is not obligated to do so by law.  The guarantee of the U.S. Government does not extend to the yield or value of the Funds’ shares.
Municipal Securities. Municipal securities share the attributes of debt obligations in general, but are generally issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities. The municipal securities include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds formerly issued pursuant to federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the user (and/or any guarantor).
6

Municipal securities are subject to credit and market risk. Prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues, and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws, including the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected, or their obligations may be found to be invalid or unenforceable.
Debentures.  A debenture is long-term, unsecured debt instrument backed only by the integrity of the borrower, not by collateral, and documented by an indenture. Governments often issue debentures, in part because they cannot guarantee debt with assets (government assets are public property).  The principal risk with this type of investment is that the issuer will default or go into bankruptcy.  As an unsecured creditor, in the event of default or bankruptcy, the holder of a debenture does not have a claim against any specific assets of the issuing firm, so the investor will only be paid from the issuer’s assets after the secured creditors have been paid. While the Funds will not invest directly in debentures as a principal investment strategy, the Funds may invest in all types of debentures, including corporate and government debentures, directly or indirectly through investments in shares of other investment companies.
Mortgage-Backed and Asset-Backed Securities.  Mortgage-backed securities are mortgage related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent ownership in pools of mortgage loans assembled for sale to investors by various government agencies and government-related organizations, as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. These securities differ from conventional bonds in that the principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, the Funds or investment companies in which the Funds invest, as applicable, will receive scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor.
Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales contracts or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property.  Regular payments received on asset-backed securities include both interest and principal.  Asset-backed securities typically have no U.S. Government backing, though they are usually guaranteed up to a certain amount and time period by a letter of credit issued by a financial institution.  If the letter of credit is exhausted and the full amounts due on the underlying loans are not received because of unanticipated costs, depreciation, damage, or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities.  Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.
If the Fund or an investment company in which a Fund invests purchases a mortgage-backed or other asset-backed security at a premium, the premium may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received.  When the interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore it is not possible to predict accurately the security’s return.  In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities may become restricted.
7

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, are not subject to the Funds’ industry concentration restrictions because securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities are excluded from the restriction. Privately-issued mortgage-backed securities are, however, subject to the Funds’ industry concentration restrictions.
Real Estate Securities.  The Funds or investment companies in which the Funds invest may invest in real estate investment trusts (“REITs”) and real estate operating companies, as well as other types of real estate securities including publicly traded common stock, preferred stock, limited partnerships (including real estate master limited partnerships), rights or warrants to purchase common stock or convertible securities of corporations engaged in real estate development.  A REIT is a pooled investment vehicle that is organized as a corporation or business trust which invests in income producing real estate or real estate loans or interests. Therefore, an investment in REITs or other real estate securities is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others:  possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the REIT’s investments are concentrated geographically, by property type, or in certain other respects, the REIT may be subject to certain of the foregoing risks to a greater extent.  Equity REITs invest the majority of their assets directly in real property and derive income from the collection of rents.  Equity REITs may be affected by changes in the value of the underlying property owned by the REITs.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, and self-liquidation.  REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the “1940 Act”).
REITs (especially mortgage REITs) are also subject to interest rate risks.  When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise.  Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.  Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.
Derivative Instruments.  Options, futures, and other forms of financial derivatives specifically described below, the investments involve risks different from direct investments in the underlying securities. While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. Unanticipated changes in interest rates, securities prices, or currency exchange rates may result in a poorer overall performance of a F und than if they had not entered into any derivatives transactions. Derivatives may magnify a F und’s gains or losses, causing it to make or lose substantially more than it invested.
A F und may invest in derivative instruments for both speculative and hedging purposes.  These investments can be made as a substitute for taking a direct position in the underlying asset or as part of a strategy that is intended to reduce the exposure of a F und to various risks.  To the extent that a F und invests directly in financial derivatives,  a F und will comply with the applicable requirements of the 1940 Act and the guidance of no-action letters issued by the SEC, including SEC Release 10666, that require a F und to segregate assets or otherwise “cover” its positions in a manner that limits a F und’s risk of loss.
8

When used for hedging purposes, increases in the value of the securities a F und holds or intend s to acquire should offset any losses incurred with a derivative.  Purchasing derivatives for purposes other than hedging could expose a F und to greater risks.
A F und’s ability to hedge securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a F und is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Advisor will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a F und’s prediction of interest and currency rates, market value, volatility, or other economic factors is incorrect, a F und may lose money, or may not make as much money as it expected.
Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative.  Listed below are some of the factors that may cause such a divergence:
•	current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;
•
a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

•	differences between the derivatives, including different margin requirements, different liquidity of such markets, and the participation of speculators in such markets.
Derivatives based upon a narrow index of securities may present greater risk than derivatives based on a broad index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.
While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a F und . A currency hedge should protect a yen-denominated security from a decline in the yen but will not protect a F und against a price decline resulting from deterioration in the issuer’s creditworthiness.  Because the value of a F und’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Funds’ investments precisely over time.
Before a futures contract or option is exercised or expires, a F und can terminate it only by entering into a closing purchase or sale transaction.  Moreover, a F und may close out a futures contract only on the exchange the contract was initially traded.  Even when there appears to be an active market for options and futures , there is no guarantee that such a liquid market will exist.  If there is no secondary market for the contract, or the market is illiquid, a F und may not be able to close out a position.  In an illiquid market, a F und may:
•	have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;
•	have to purchase or sell the instrument underlying the contract;
•	not be able to hedge its investments; and
•	not be able to realize profits or limit its losses.
Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions:
•	an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives, or all derivatives, which sometimes occurs because of increased market volatility;
•	unusual or unforeseen circumstances may interrupt normal operations of an exchange;
•	the facilities of the exchange may not be adequate to handle current trading volume;
•	equipment failures, government intervention, insolvency of a brokerage firm or clearing house, or other occurrences may disrupt normal trading activity; or
•	investors may lose interest in a particular derivative or category of derivatives.
If a F und incorrectly predicts securities market and interest rate trends, such F und may lose money by investing in derivatives . For example, if a F und were to write a call option based on the expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a F und were to write a put option based on the expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.
9

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Funds and they may lose more than it originally invested in the derivative.
If the price of a futures contract changes adversely, a F und may have to sell securities at a time when it is disadvantageous to do so to meet their minimum daily margin requirement. A F und may lose margin deposits if a broker with whom they have an open futures contract or related option becomes insolvent or declares bankruptcy.
The prices of derivatives are volatile (i.e., they may change rapidly, substantially, and unpredictably) and are influenced by a variety of factors, including:
•	actual and anticipated changes in interest rates;
•	fiscal and monetary policies; and
•	national and international political events.
Most exchanges limit the amount by which the price of a derivative can change during a single trading day.  Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day.  Once the price of a derivative reaches this value, a F und may not trade that derivative at a price beyond that limit.  The daily limit governs only price movements during a given day and does not limit potential gains or losses.  Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.
Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a F und from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.
The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, the Commodities Futures Trading Commission (“CFTC”), and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits, and the suspension of trading.
The regulation of swaps and futures transactions in the U.S., the European Union, and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies.
Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared, and additional types of swaps may be required to be centrally cleared in the future. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since each Fund is not a member of clearing houses and only clearing members can participate directly in the clearing house, a Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.
In addition, U.S. regulators, the European Union, and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared over-the-counter (“OTC”) derivatives transactions. It is expected that these regulations will have a material impact on a Fund’s use of uncleared derivatives. These rules will impose minimum margin requirements on derivatives transactions between a Fund and its swap counterparties and may increase the amount of margin a Fund is required to provide. They will impose regulatory requirements on the timing of transferring margin, which may accelerate a Fund’s current margin process. They will also effectively require changes to typical derivatives margin documentation. Such requirements could increase the amount of margin a Fund needs to provide in connection with uncleared derivatives transactions and, therefore, make such transactions more expensive.
10

The SEC has also issued a proposed rule under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. The ultimate impact, if any, of possible regulation remains unclear, but the proposed rule, if adopted, could, among other things, restrict a Fund’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions such that the Fund may be unable to implement its investment strategy. These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to a Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to a Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. The implementation of the clearing requirement has increased the costs of derivatives transactions for a Fund, since the Fund has to pay fees to its clearing members and is typically required to post more margin for cleared derivatives than it has historically posted for bilateral derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. These regulations are new and evolving, so their potential impact on a Fund and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new mechanisms will achieve that result.
Short Sales.  A short sale is a transaction in which a party sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. When a party makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security.  The party is required to make a margin deposit in connection with such short sales; the party may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.  If the price of the security sold short increases between the time of the short sale and the time the party covers the short position, the party will incur a loss; conversely, if the price declines, the party will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above.
Options.  The purchase and writing of options involves certain risks.  During the option period, a call writer that holds the underlying security has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the entire investment in the option will be lost.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.  There can be no assurance that a liquid market will exist when an option position is closed out.  Furthermore, if trading restrictions or suspensions are imposed on the options market, it may not be possible to close out a position.
A Fund may write a call or put option only if the option is “covered” by holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option.  A written call option creates a potential obligation to sell the underlying security.  In order to make sure that this obligation can be met, a Fund could: (i) hold the security underlying the written option; (ii) hold an offsetting call option (one with a strike price that is the same or lower than the strike price of the written option); or (iii) segregate cash and liquid securities (which can be cash, U.S. Government securities, and other liquid debt or equity securities) that when added to collateral on deposit equals the market value of the underlying security. A written put option creates a potential obligation to buy the underlying security.  In order to make sure that this obligation can be met, a Fund could: (i) hold an offsetting put option (one with a strike price that is the same or higher than the strike price of the written option); or (ii) segregate cash and liquid securities that when added to collateral on deposit equals the strike price of the option.
Options offer large amounts of leverage, which will result in a Fund’s NAV being more sensitive to changes in the value of the related instrument. A Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.
11

A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.
If a Fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a counterparty or secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.
Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or instrument. Options purchased by a Fund that expire unexercised have no value, and the Fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.
Futures Contracts.  A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future.  Futures contracts are designated by boards of trade which have been designated “contracts markets” by the Commodities Futures Trading Commission (CFTC). No purchase price is paid or received when the contract is entered into.  Instead, the Funds, or investment companies in which the Funds invest, upon entering into a futures contract (and to maintain the open positions in futures contracts), would be required to deposit with their custodian in a segregated account in the name of the futures broker an amount of cash, U.S. Government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.”  The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.  Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.
If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) such that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract such that the margin deposit exceeds the required margin, the broker will pay the excess to the Funds or investment companies in which the Funds invest. These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”  The Funds are expected to earn interest income on initial and variation margin deposits.
The Funds and investment companies in which the Funds invest will incur brokerage fees when they purchase and sell futures contracts.  Positions taken in the futures markets are not normally held until delivery or cash settlement is required but are instead liquidated through offsetting transactions that may result in a gain or a loss.  While futures positions taken by the Funds and investment companies in which the Funds invest will usually be liquidated in this manner, the Funds and investment companies in which the Funds invest may instead make or take delivery of underlying securities whenever it appears economically advantageous to do so.  A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.
12

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC.  Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit).  However, segregation of assets is not required if a Fund “covers” a long position.  For a short position in futures or forward contracts held by a Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established).
Swaps.  A swap is an agreement between two parties (known as counterparties) where one stream of payments is exchanged for another.  The parties agree to exchange to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (the notional value of the agreement) with the payments calculated with reference to a specified asset, reference rate, or index. Swaps allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.  For purposes of calculating the NAV, the Funds will price swaps at their market value based on prices supplied by an independent pricing service, if available, or quotations obtained from broker-dealers.
The Funds may use swaps for both speculative and hedging purposes.  Swaps can be used as part of a strategy that is intended to reduce a Fund’s exposure to various risks or as a substitute for taking a direct position in the underlying asset.  The Funds may use swaps to limit or manage exposure to fluctuations in interest rates, currency exchange rates, or potential defaults by credit issuers.  The Funds may also attempt to enhance returns by investing in total return swaps.  A total return swap provides a Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate.  If the underlying asset declines in value over the term of the swap, the Fund would be required to pay the dollar value of that decline to the counterparty.  For example, the Fund may agree to pay a counterparty the total return earned or realized on the notional amount of a particular stock and any dividends declared with respect to that stock. In return, the Fund would make payments based on the notional amount calculated at the specified rate and would be required to pay amounts resulting from a decline in the value of the stock.
Most swaps provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a Fund’s current obligations (or rights) under a swap will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by the Fund and the counterparty. During the term of a swap, the Fund is usually required to pledge to the counterparty, from time to time, an amount of cash or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments.
Since a swaps transaction can result in a loss greater than the amount invested, the Funds will comply with guidance from the staff of the SEC regarding asset coverage requirements, including Investment Company Act Release No. 10666 (Apr. 18, 1979), that require a Fund to segregate assets or otherwise “cover” its positions in a manner that limits the Fund’s risk of loss.  In particular, each Fund will ensure that its potential obligations with respect to the swap will be met by segregating liquid assets (which can be cash, U.S. Government securities, and other liquid debt or equity securities) on the Fund’s books or in a segregated account at the Fund’s custodian.  For swaps that call for periodic netting between the Fund and its counterparty, the segregated amount is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of swaps, the segregated amount is the notional value of the contract.
The use of swaps subjects the Funds to the risk of default by the counterparty.  A loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction, although bankruptcy and insolvency laws could affect a Fund’s rights as a creditor.   Additionally, the use of credit default swaps can result in losses if the Advisor does not correctly evaluate the creditworthiness of the issuer on which the credit default swap is based.
13

Because swaps are two-party contracts, they may subject the Funds to liquidity risk. If a swap is particularly large or if the relevant market is illiquid, a Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swaps they trade. Participants could refuse to quote prices for swaps or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell.
Swaps are highly specialized instruments, and their use involves investment techniques and risks different from those associated with other traditional investments. The use of swaps requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.  Whether the Funds will be successful in using swaps to achieve its investment goals depends on the ability of the Advisor to correctly forecast future market trends or the values of assets, reference rates, indexes, or other economic factors when establishing swap positions.
Liquidity Impact of Margin and Segregation Requirements.  Although the Funds will segregate cash and liquid assets in an amount sufficient to cover its open obligations with respect to written options and short sales, the segregated assets will be available to the Funds immediately upon closing out the positions, while settlement of securities transactions could take several days. However, because the Funds’ cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the position remains open, the Funds’ returns could be diminished due to the opportunity losses of foregoing other potential investments.
Portfolio Turnover.  Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year’s time.  Higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes.  The Funds may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions.  Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Funds.  High rates of portfolio turnover could lower performance of the Funds due to increased costs and may also result in the realization of capital gains.  If the Funds realize capital gains when they sell portfolio investments, they must generally distribute those gains to shareholders, increasing their taxable distributions.
Temporary Defensive Positions.  The Funds may, from time to time, take temporary defensive positions that are inconsistent with the Funds’ principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions.  During such an unusual set of circumstances, the Funds may hold up to 100% of their portfolios in cash or cash equivalent positions (e.g., money market securities, U.S. Government securities, and/or similar securities).  When the Funds take a temporary defensive position, the Funds may not be able to achieve their investment objectives.
INVESTMENT LIMITATIONS
Fundamental Investment Restrictions. The following investment restrictions have been adopted by the Trust with respect to each Fund. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the 1940 Act to mean that the restriction cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund.  A “majority” for this purpose means the lesser of (i) 67% of a Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of its outstanding shares.
As a matter of fundamental policy, each Fund may not:
(1)	Issue senior securities, except as permitted by the 1940 Act;
(2)
Borrow money, except to the extent permitted under the 1940 Act (including, without limitation, borrowing to meet redemptions).  For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

(3)
Pledge, mortgage, or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

14

(4)	Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, each Fund may be deemed to be an underwriter under certain federal securities laws;
(5)
Purchase or sell real estate or direct interests in real estate; provided, however, that each Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs, mortgage-backed securities, and privately-held real estate funds);

(6)	Invest in commodities, except that each Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;
(7)	Make investments for the purpose of exercising control or management over a portfolio company;
(8)
Make loans, provided that each Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, and repurchase agreements shall not be deemed to be the making of a loan;

(9)
With respect to 75% of its total assets: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund’s total assets would be invested in that issuer’s securities.  This limitation does not apply to investments in (i) cash and cash items; (ii) securities of other registered investment companies; and (iii) obligations of the United States Government, its agencies, or instrumentalities; or

(10)
Concentrate its investments. Each Fund’s concentration policy limits the aggregate value of holdings of a single industry or group of industries (except U.S. Government and cash items) to less than 25% of each Fund’s total assets.

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligations.
The Funds are allowed to pledge, mortgage, or hypothecate assets up to the amounts allowable under the 1940 Act, which presently allows an investment company to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).
For purposes of each Fund’s concentration policy, if the Fund invests in one or more investment companies, the Fund will examine the holdings of such investment companies to ensure that the Fund is not indirectly concentrating its investments in a particular industry.  In determining the exposure of each Fund to a particular industry for purposes of the fundamental investment restriction on concentration, the Funds currently use Standard & Poor’s Global Industry Classification Standard (GICS) in order to classify industries.
With respect to the fundamental investment restrictions above (other than those involving senior securities and borrowings), if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase).
With respect to the Funds that principally invest in unaffiliated investment companies, neither the Funds nor the Advisor will have control or influence over the activities of the unaffiliated investment companies.  While other investment companies are subject to certain constraints of the 1940 Act, the investment limitations of the other investment companies in which each Fund invests may differ from those of the Fund.
Non-Fundamental Policies. The following investment policies are not fundamental and may be changed without shareholder approval.
The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale or other illiquid securities.
15

PORTFOLIO TRANSACTIONS
Subject to the general supervision of the Board of Trustees (the “Board” or the “Trustees”), the Advisor makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds.  The Advisor shall manage the Funds’ portfolios in accordance with the terms of the investment advisory agreement by and between the Advisor and the Trust on behalf of the Funds (the “Investment Advisory Agreement”), which is described in detail under “Management and Other Service Providers – Investment Advisor.”  The Advisor serves as investment advisor for a number of client accounts, including the Funds.  Investment decisions for each Fund are made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor.
Brokerage Selection. The Funds have adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers. The Advisor may not give consideration to sales of shares of the Funds as a factor in selecting broker-dealers to execute portfolio securities transactions.  The Advisor may, however, place portfolio transactions with broker-dealers that promote or sell the Funds’ shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.  In selecting brokers to be used in portfolio transactions, the Advisor’s general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution.  With respect to execution, the Advisor considers a number of discretionary factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, the Advisor’s past experience with similar trades, and other factors that may be unique to a particular order.  Recognizing the value of these discretionary factors, the Advisor may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.
Under Section 28(e) of the Securities Exchange Act of 1934 and the Investment Advisory Agreement, the Advisor is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received by the Advisor may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, and political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Advisor to determine and track investment results; and trading systems that allow the Advisor to interface electronically with brokerage firms, custodians, and other providers. Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs, and access to computer databases.  In some instances, research products or services received by the Advisor may also be used by the Advisor for functions that are not research related (i.e. not related to the making of investment decisions). Where a research product or service has a mixed use, the Advisor will make a reasonable allocation according to the use and will pay for the non-research function in cash using its own funds.
The research and investment information services described above make available to the Advisor for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Advisor in connection with advisory clients other than the Funds and not all such services may be useful to the Advisor in connection with the Funds. Although such information may be a useful supplement to the Advisor’s own investment information in rendering services to the Funds, the value of such research and services is not expected to reduce materially the expenses of the Advisor in the performance of its services under the Investment Advisory Agreement and will not reduce the management fees payable to the Advisor by the Funds.
The Funds may invest in securities traded in the over-the-counter market.  In these cases, the Funds may initiate trades through brokers on an agency basis and pay a commission in connection with the transaction. The Funds may also effect these transactions by dealing directly with the dealers who make a market in the securities involved, in which case the costs of such transactions would involve dealer spreads rather than brokerage commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with those other than a primary market maker.
16

The Funds may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group.  The Funds will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Funds’ interest.
The following shows the aggregate amount of brokerage commissions paid each Fund during its three most recent fiscal years, as applicable.
Fund	2019	2018	2017
Cavalier Adaptive Income Fund	$0	$2,566	$5,699
Cavalier Fundamental Growth Fund	$120,320	$134,444	$95,396
Cavalier Growth Opportunities Fund	$36,466	$3,110	$1,327
Cavalier Hedged High Income Fund	$11,636	$3,413	$4,455
Cavalier Tactical Economic Fund	$4,785	$5,363	$4,652
Cavalier Tactical Rotation Fund	$159,170	$1,994	$17,369
The increase in brokerage commissions in Cavalier Growth Opportunities Fund, Cavalier Hedged High Income Fund, and Cavalier Tactical Rotation Fund for the fiscal year ended May 31, 2019 from the prior fiscal year was due to increased trading activity in each Fund. The decrease in brokerage commissions in Cavalier Adaptive Income Fund, Cavalier Fundamental Growth Fund, and Cavalier Tactical Economic Fund for the fiscal year ended May 31, 2019 from the prior fiscal year was due to a decrease in trading activity.
The increase in brokerage commissions in Cavalier Fundamental Growth Fund and Cavalier Growth Opportunities Fund for the fiscal year ended May 31, 2018 from the prior fiscal year was due to increased trading activity and an increase in the net assets of each Fund. The decrease in brokerage commissions in Cavalier Adaptive Income Fund, and Cavalier Tactical Rotation Fund for the fiscal year ended May 31, 2018 from the prior fiscal year was due to a decrease in trading activity.
Aggregated Trades. While investment decisions for the Funds are made independently of the Advisor’s other client accounts, the Advisor’s other client accounts may invest in the same securities as the Funds. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund.
Portfolio Turnover.  The annualized portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Funds may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemption of shares and by requirements that enable the Funds to receive favorable tax treatment.  Portfolio turnover will not be a limiting factor in making Fund decisions, and the Funds may engage in short-term trading to achieve its investment objectives.  High rates of portfolio turnover could lower performance of the Funds due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.
The portfolio turnover rate for each Fund over the last two fiscal years is set forth below.
Fund	2019	2018
Cavalier Adaptive Income Fund	27.78%	99.44%
Cavalier Fundamental Growth Fund	122.27%	124.11%
Cavalier Growth Opportunities Fund	268.30%	491.30%
Cavalier Hedged High Income Fund	81.99%	13.23%
17

Fund	2019	2018
Cavalier Tactical Economic Fund	159.92%	163.22%
Cavalier Tactical Rotation Fund	379.14%	80.28%

The portfolio turnover rates for the Cavalier Adaptive Income Fund, and Cavalier Growth Opportunities Fund were lower for the fiscal year ended May 31, 2019 from the prior fiscal year primarily due to fairly stable assets under management combined with less trading by sub-advisors.  The portfolio turnover rate for the Cavalier Tactical Rotation Fund was higher for the fiscal year ended May 31, 2019 from the prior fiscal year primarily due to decrease in assets for the fund and increase in trading by sub-advisors .
DESCRIPTION OF THE TRUST
The Trust, which is a statutory trust organized under Delaware law on May 13, 2009, is an open-end management investment company.  The Trust’s Declaration of Trust (“Trust Instrument”) authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series.  The Trust currently consists of 16 series. The shares of some series are divided into classes, which are described in the Prospectus of each such series. Additional series and/or classes may be created from time to time.  The number of shares of each series in the Trust shall be unlimited.  When issued for payment as described in the Prospectus and this SAI, shares of the Funds will be fully paid and non‑assessable and shall have no preemptive rights.  The Trust normally does not issue share certificates.
In the event of a liquidation or dissolution of the Trust or an individual series, such as a Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series.  Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds, or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.
Shareholders of all of the series of the Trust, including the Funds, will vote together and not separately on a series‑by‑series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. The Trust has adopted a Rule 18f-3 Multi-class Plan for certain series that contain the general characteristics of and conditions under which such series may offer multiple classes of shares.  Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.  Rights of shareholders can only be modified by a majority vote.
When used in the Prospectus or this SAI, a “majority” of shareholders means the vote of the lesser of (i) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Trust or the applicable series or class.
Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held.  Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees.
The Trustees will hold office indefinitely, except that: (i) any Trustee may resign or retire, and (ii) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust.  In case a vacancy on the Board shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act.  Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Trust does not expect to have an annual meeting of share-holders.
18

The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.
MANAGEMENT AND OTHER SERVICE PROVIDERS
The Trustees are responsible for the management and supervision of the Funds. The Trustees approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds, review performance of the Advisor and the Funds, and oversee activities of the Funds. This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust and Funds, respectively, as well as the entities that provide services to the Funds.
Trustees and Officers.  Following are the Trustees and officers of the Trust, their age and address, their present position with the Trust or the Funds, and their principal occupation during the past five years. The Trustees in the following table who are not “interested” persons of the Trust within the meaning of the 1940 Act (“Independent Trustees”) are indicted as such. The address of each Trustee and officer of the Trust, unless otherwise indicated, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.
Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
James H. Speed, Jr. Date of Birth: 06/1953	Independent Trustee, Chairman	Trustee since 7/09, Chair since 5/12	Previously President and CEO of NC Mutual Insurance Company (insurance company) from 2003 to 2015.	1 6
Independent Trustee of the Brown Capital Management Mutual Funds for all its series, Hillman Capital Management Investment Trust for all its series, Centaur Mutual Funds Trust for all its series, Chesapeake Investment Trust for all its series, Leeward Investment Trust for all its series, and WST Investment Trust for all its series (all registered investment companies). Member of Board of Directors of M&F Bancorp. Member of Board of Directors of Investors Title Company. Previously, Board of Directors of NC Mutual Life Insurance Company.

Theo H. Pitt, Jr. Date of Birth: 04/1936	Independent Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999; Partner, Pikar Properties (real estate) since 2001.	1 6
Independent Trustee of World Funds Trust for all its series, Chesapeake Investment Trust for all its series, DGHM Investment Trust for all its series, Leeward Investment Trust for all its series and Hillman Capital Management Investment Trust for all its series (all registered investment companies).

Michael G. Mosley Date of Birth: 01/1953	Independent Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004.	1 6	None.
J. Buckley Strandberg Date of Birth: 03/1960	Independent Trustee	Since 7/09	President of Standard Insurance and Realty since 1982.	1 6	None.

19

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Other Officers
Katherine M. Honey Date of Birth: 09/1973	President and Principal Executive Officer	Since 05/15	EVP of The Nottingham Company since 2008.	n/a	n/a
Ashley E. Harris Date of Birth: 03/1984	Treasurer, Assistant Secretary and Principal Financial Officer	Since 05/15	Fund Accounting Manager and Financial Reporting, The Nottingham Company since 2008.	n/a	n/a
Stacey Gillespie Date of Birth: 05/1974	Chief Compliance Officer	Since 03/16
Compliance Director, Cipperman Compliance Services, LLC (09/15-present). Formerly, Chief Compliance Officer of Boenning & Scattergood, Inc. (2013-2015) and Director of Investment Compliance at Boenning & Scattergood, Inc. (2007-2013).
				n/a	n/a
The Board met six times during the fiscal year ended May 31, 201 9 .
Board Structure.  The Trust’s Board includes four Independent Trustees. Mr. Speed, Jr. serves as the Independent Chairman of the Board.  The Board has established several standing committees: the Audit Committee, Nominating Committee, Fair Valuation Committee, Governance Committee, and Qualified Legal Compliance Committee.  These standing committees are comprised entirely of the Independent Trustees. Other information about these standing committees is set forth below. The Board has determined that the Board’s structure is appropriate given the characteristics, size, and operations of the Trust.  The Board also believes that its leadership structure, including its committees, helps facilitate effective oversight of Trust management.  The Board reviews its structure annually.
With respect to risk oversight, the Board considers risk management issues as part of its general oversight responsibilities throughout the year.  The Board holds four regular board meetings each year during which the Board receives risk management reports and/or assessments from Trust management, the Fund’s advisor, administrator, transfer agent, and distributor, and receives an annual report from the Trust’s Chief Compliance Officer (“CCO”).  The Audit Committee also meets with the Trust’s independent registered public accounting firm on an annual basis, to discuss among other things, the internal control structure of the Trust’s financial reporting function. When appropriate, the Board may hold special meetings or communicate directly with Trust management, the CCO, the Trust’s third-party service providers, legal counsel, or independent public accountants to address matters arising between regular board meeting or needing special attention. In addition, the Board has adopted policies and procedures for the Trust to help detect and prevent and, if necessary, correct violations of federal securities laws.
Qualification of Trustees.  The Board believes that each Trustee’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees on the Board lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that its Trustees’ ability to review, critically evaluate, question, and discuss information provided to them, to interact effectively with the Advisor, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of its duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members, as applicable, in reaching its conclusion: (i) such person’s business and professional experience and accomplishments, including prior experience in the financial services and investment management fields or on other boards; (ii) such person’s ability to work effectively with the other members of the Board; (iii) how the individual’s skills, experiences, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board; (iv) such person’s character and integrity; (v) such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and (vi) as to each Trustee his status as an Independent Trustee.
20

In addition, the following specific experience, qualifications, attributes and/or skills were considered in respect of the listed Trustee. Mr. Mosley has had business experience as an owner of a real estate company.  Mr. Pitt has experience as an investor, including his role as trustee of several other investment companies and business experience as senior partner of a financial consulting company, as a partner of a real estate partnership and as an account administrator for a money management firm. Mr. Speed also has experience as an investor as trustee of several other investment companies and business experience as president and CEO of an insurance company and as president of a company in the business of consulting and private investing. Mr. Strandberg also has investment experience as a former trustee of another investment company and business experience as president of an insurance and property management company.
The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust.
Trustee Standing Committees.  The Trustees have established the following standing committees:
Audit Committee.  All of the Independent Trustees are members of the Audit Committee. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent auditors on behalf of all the Trustees.  The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met nine times during the fiscal year ended May 31, 2019.
Nominating Committee.  All of the Independent Trustees are members of the Nominating Committee.  The Nominating Committee nominates, selects, and appoints independent trustees to fill vacancies on the Board and to stand for election at meetings of the shareholders of the Trust.  The Nominating Committee meets only as necessary and did not meet during the fiscal year ended May 31, 2019. The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.
Fair Valuation Committee.  An Independent Trustee and a representative of the advisor are members of the Fair Valuation Committee. The Fair Valuation Committee has the authority to determine the fair value of specific securities under the methods established by the adopted Guidelines for Valuing Portfolio Securities. The Fair Valuation Committee meets only as necessary. The Fair Valuation Committee met 29 times during the fiscal year ended May 31, 2019.
Governance Committee. The Independent Trustees are the current members of the Governance Committee. The Governance Committee assists the Board in adopting fund governance practices and meeting certain fund governance standards.  The Governance Committee operates pursuant to a Governance Committee Charter and normally meets annually, but may also meet as often as necessary to carry out its purpose. The Governance Committee met once during the fiscal year ended May 31, 2019.
Qualified Legal Compliance Committee.  The Independent Trustees are the current members of the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, Trustees, or agents.  The Qualified Legal Compliance Committee meets only as necessary and did not meet during the fiscal year ended May 31, 2019.
Beneficial Equity Ownership Information.  The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund complex, as of valuation date of December 31, 2018, and stated as one of the following ranges:  A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.
21

Name of Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee in Family of Investment Companies
James H. Speed, Jr.	Cavalier Adaptive Income Fund	A
	Cavalier Fundamental Growth Fund	A
	Cavalier Growth Opportunities Fund	A
	Cavalier Hedged High Income Fund	A
	Cavalier Tactical Economic Fund	A
	Cavalier Tactical Rotation Fund	A
A
Theo H. Pitt, Jr.	Cavalier Adaptive Income Fund	A
	Cavalier Fundamental Growth Fund	A
	Cavalier Growth Opportunities Fund	A
	Cavalier Hedged High Income Fund	A
	Cavalier Tactical Economic Fund	A
	Cavalier Tactical Rotation Fund	A
A
Michael G. Mosley	Cavalier Adaptive Income Fund	A
	Cavalier Fundamental Growth Fund	A
	Cavalier Growth Opportunities Fund	A
	Cavalier Hedged High Income Fund	A
	Cavalier Tactical Economic Fund	A
	Cavalier Tactical Rotation Fund	A
A
J. Buckley Strandberg	Cavalier Adaptive Income Fund	A
	Cavalier Fundamental Growth Fund	A
	Cavalier Growth Opportunities Fund	A
	Cavalier Hedged High Income Fund	A
	Cavalier Tactical Economic Fund	A
	Cavalier Tactical Rotation Fund	A
A

Ownership of Securities of Advisor, Distributor, or Related Entities.  As of December 31, 2018, none of the Independent Trustees and/or their immediate family members own securities of the Advisor, Capital Investment Group, Inc. (the “ Distributor ” ), or any entity controlling, controlled by, or under common control with the Advisor or Distributor.
Compensation.  Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust.  Independent Trustees receive $2,000 per series of the Trust each year, but may receive up to an additional $500 per Fund per special meeting in the event that special meetings are held. This amount may be paid pro rata in the event that a Fund closes during the fiscal year.  The Trust reimburses each Trustee and officers of the Trust for his or her travel and other expenses relating to attendance at such meetings. The following compensation is based on figures for the fiscal year ended May 31, 2019.  Each of the Trustees serves as a Trustee to all series of the Trust, including the Funds.
22

Name of Trustee	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annua Benefits Upon Retirement	Total Compensation from Funds and Fund Complex Paid to Trustees
Independent Trustees
Michael G. Mosley	$2, 500	None	None	$ 38,750
Theo H. Pitt, Jr.	$2, 500	None	None	$ 38,750
James H. Speed, Jr.	$2, 500	None	None	$ 38,750
J. Buckley Strandberg	$2, 500	None	None	$ 38,750
Codes of Ethics.  The Trust, Advisor, and Distributor each have adopted a code of ethics, as required under Rule 17j-1 of the 1940 Act, which is designed to prevent affiliated persons of the Trust, Advisor, and Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which securities may also be held by persons subject to each such code of ethics).  There can be no assurance that the codes will be effective in preventing such activities.  The codes permit employees and officers of the Trust, Advisor, and Distributor to invest in securities held by the Funds, subject to certain restrictions and pre-approval requirements.  In addition, the Advisor’s code requires that portfolio managers and other investment personnel of the Advisor report their personal securities transactions and holdings, which are reviewed for compliance with the Trust’s and Advisor’s code of ethics.
Anti-Money Laundering Program.  The Trust has adopted an anti-money laundering program, as required by applicable law, that is designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. The Trust’s CCO is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of the Funds’ service providers are also responsible for monitoring the program. The anti-money laundering program is subject to the continuing oversight of the Trustees.
Proxy Voting Policies.  The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor or Sub-Advisor the authority to vote proxies for the Funds, subject to oversight by the Trustees.  Copies of the Advisor’s Proxy Voting Policy and Procedures, and the Proxy Voting Policy and Procedures of each Sub-Advisor who votes proxies are included as Appendix B to this SAI.  No later than August 31st of each year, the Funds will file Form N-PX stating how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th.  Information regarding how the Funds voted proxies as set forth in its most recent filing of Form N-PX will be available (i) without charge, upon request, by calling the Funds at 1-800-773-3863 and (ii) on the SEC’s website at http://www.sec.gov.
Principal Holders of Voting Securities.  As of August 31, 2019, the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) less than 1% of the then outstanding share of each class of the Funds.  On the same date, the following shareholders owned beneficially or of record more than 5% of the outstanding shares of beneficial interest of each class of the Funds. Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of Shareholders. Except as provided below, no person is known by the Trust to be the record or beneficial owner of more than 5% of the outstanding shares of any class of the Funds as of August 31, 2019. There are no Class A Shares of the Cavalier Adaptive Income Fund  or Cavalier Hedged High Income Fund   outstanding as of the date of this SAI.

Cavalier Adaptive Income Fund Institutional Class Shares
Name and Address of Owner	Amount of Ownership	Nature of Ownership	Percent
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	1,154,770.706 Shares	Record[1]	27.64%

23

Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399	695,640.214 Shares	Record[1]	16.65%
National Financial Services 499 Washington Boulevard Jersey City, NJ 07310	249,102.088 Shares	Record[1]	5.96%
Cavalier Adaptive Income Fund Class C Shares
Name and Address of Owner	Amount of Ownership	Nature of Ownership	Percent
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399	396,324.298 Shares	Record[1]	93.45%

Cavalier Fundamental Growth Fund Institutional Class Shares
Name and Address of Owner	Amount of Ownership	Nature of Ownership	Percent
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	1,893,201.157 Shares	Record[1]	30.72%
LPL Financial 4707 Executive Drive San Diego, CA 92121	1,445,367.794 Shares	Record[1]	23.45%
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399	1,010,251.126 Shares	Record[1]	16.39%
Wells Fargo Clearing Services Wendy Navellier 2801 Market Street Saint Louis, MO 63103	527,418.306 Shares	Beneficial	8.56%
Cavalier Fundamental Growth Fund Class C Shares
Name and Address of Owner	Amount of Ownership	Nature of Ownership	Percent
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399	62,049.689 Shares	Record[1]	29.02%
LPL Financial 4707 Executive Drive San Diego, CA 92121	47,660.575 Shares	Record[1]	22.29%
UBS WM USA 1000 Harbor Blvd Weehawken, NJ 07086	26,311.819 Shares	Record[1]	12.30%
RBC Capital Markets, LLC 60 South Sixth Street Minneapolis, MN 55402	14,655.700 Shares	Record[1]	6.85%

24

Cavalier Fundamental Growth Fund Class A Shares
Name and Address of Owner	Amount of Ownership	Nature of Ownership	Percent
RBC Capital Markets, LLC 60 South Sixth Street Minneapolis, MN 55402	29,587.402 Shares	Record[1]	39.40%
Corr Clearing, LLC Michael E. Rachlin 1200 Landmark Center, Suite 800 Omaha, NE 68102	11,059.087 Shares	Beneficial	14.73%
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399	9,156.631 Shares	Record[1]	12.19%
Corr Clearing, LLC Lallita Issurdatt 1200 Landmark Center, Suite 800 Omaha, NE 68102	5,431.216 Shares	Beneficial	7.23%
Corr Clearing, LLC Dennis W. Glenn 1200 Landmark Center, Suite 800 Omaha, NE 68102	4,200.000 Shares	Beneficial	5.59%

Cavalier Growth Opportunities Fund Institutional Class Shares
Name and Address of Owner	Amount of Ownership	Nature of Ownership	Percent
LPL Financial 4707 Executive Drive San Diego, CA 92121	1,073,411.402 Shares	Record[1]	27.71%
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	864,515.238 Shares	Record[1]	22.32%
RBC Capital Markets, LLC 60 South Sixth Street Minneapolis, MN 55402	470,440.698 Shares	Record[1]	12.14%
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399	309,164.361 Shares	Record[1]	7.98%
Cavalier Growth Opportunities Fund Class C Shares
Name and Address of Owner	Amount of Ownership	Nature of Ownership	Percent
LPL Financial 4707 Executive Drive San Diego, CA 92121	32,769.178 Shares	Record[1]	46.78%
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399	23,714.777 Shares	Record[1]	33.85%

25

Cavalier Growth Opportunities Fund Class A Shares
Name and Address of Owner	Amount of Ownership	Nature of Ownership	Percent
LPL Financial 4707 Executive Drive San Diego, CA 92121	22,814.271 Shares	Record[1]	62.10%
RBC Capital Markets, LLC 60 South Sixth Street Minneapolis, MN 55402	12,607.744 Shares	Record[1]	34.32%

Cavalier Hedged High Income Fund Institutional Class Shares
Name and Address of Owner	Amount of Ownership	Nature of Ownership	Percent
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399	454,236.575 Shares	Record[1]	19.19%
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	175,432.639 Shares	Record[1]	7.41%
Cavalier Hedged High Income Fund Class C Shares
Name and Address of Owner	Amount of Ownership	Nature of Ownership	Percent
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399	39,653.987 Shares	Record[1]	59.32%
James M. McCormick 825 Wildlife Lane Estes Park, CO 80517	5,902.357 Shares	Beneficial	8.83%
Dean R. Diehl 6848 Woodmeadow Drive Toledo, OH 43617	3,816.386	Beneficial	5.71%

Cavalier Tactical Economic Fund Institutional Class Shares
Name and Address of Owner	Amount of Ownership	Nature of Ownership	Percent
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399	441,632.399 Shares	Record[1]	36.28%
LPL Financial 4707 Executive Drive San Diego, CA 92121	298,610.632 Shares	Record[1]	24.53%

26

Cavalier Tactical Economic Fund Class C Shares
Name and Address of Owner	Amount of Ownership	Nature of Ownership	Percent
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399	41,902.404 Shares	Record[1]	57.76%
Patricia J. Nathanson 104 Treetop Place Holland, OH 43528	5,182.019 Shares	Beneficial	7.15%

Cavalier Tactical Economic Fund Class A Shares
Name and Address of Owner	Amount of Ownership	Nature of Ownership	Percent
Corr Clearing, LLC Hansen Family Trust 1200 Landmark Center, Suite 800 Omaha, NE 68102	1,998.467 Shares	Record[1]	66.66%
Rudolph Paul Dubs & Alice Dubs 82433 Lord Lane Ashby, NE 69333	999.586 Shares	Beneficial	33.34%
Cavalier Tactical Rotation Fund Institutional Class Shares
Name and Address of Owner	Amount of Ownership	Nature of Ownership	Percent
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399	1,811,165.870 Shares	Record[1]	53.04%
LPL Financial 4707 Executive Drive San Diego, CA 92121	473,825.939 Shares	Record[1]	13.88%
E*Trade Savings Bank Trust Company of America PO Box 6503 Englewood, CO 801556503	220,360.654 Shares	Record[1]	6.45%
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	217,960.879 Shares	Record[1]	6.38%
Cavalier Tactical Rotation Fund Class C Shares
Name and Address of Owner	Amount of Ownership	Nature of Ownership	Percent
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399	100,284.992 Shares	Record[1]	60.49%

27

RBC Capital Markets, LLC 60 South Sixth Street Minneapolis, MN 55402	13,869.453 Shares	Record[1]	8.37%
LPL Financial 4707 Executive Drive San Diego, CA 92121	12,689.794 Shares	Record[1]	7.85%
Cavalier Tactical Rotation Fund Class A Shares
Name and Address of Owner	Amount of Ownership	Nature of Ownership	Percent
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399	9,603.280 Shares	Record[1]	45.32%
RBC Capital Markets, LLC 60 South Sixth Street Minneapolis, MN 55402	8,006.352 Shares	Record[1]	37.78%
Corr Clearing, LLC Hansen Family Trust 1200 Landmark Center, Suite 800 Omaha, NE 68102	1,646.630 Shares	Beneficial	7.77%
1 The Fund believes that such entity does not have a beneficial ownership interest in such shares.
Investment Advisor.  The Advisor, Cavalier Investments, LLC, located at 12600 Deerfield Parkway, Suite 100, Alpharetta, Georgia 30005 is controlled by Cavalier 16, Inc., a company controlled by Gregory Rutherford. The Advisor supervises the Funds’ investments pursuant to an Investment Advisory Agreement. The Investment Advisory Agreement is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the Funds’ outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons of any such party. The Investment Advisory Agreement is terminable without penalty by the Trust upon 60 calendar days’ written notice by the Trustees or by vote of a majority of the outstanding voting securities or upon 60 calendar days’ written notice by the respective Advisor.  The Investment Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.
Under the Investment Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from its reckless disregard of its duties and obligations under the Investment Advisory Agreement.
As full compensation for the investment advisory services provided to the Funds, the Advisor receives monthly compensation based on each Fund’s average daily net assets calculated at the annual rates shown below.
Expense Limitation Agreement.  In the interest of limiting expenses of the Funds, the Advisor has entered into an Expense Limitation Agreement with the Funds under which it has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in an amount that limits the Funds’ annual operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) to not more than certain percentages of the average daily net assets of the Funds as outlined in the chart below of the average daily net assets of the Institutional, Class A, and Class C shares of the Fund, respectively. Net annual operating expenses for the Funds may exceed these limits to the extent that they incur expenses enumerated above as exclusions. The Expense Limitation Agreements run through September 30, 2020 and may be terminated by the Board at any time. It is expected that the Expense Limitation Agreements will continue from year-to-year thereafter, provided such continuance is specifically approved by a majority of the Trustees who (i) are not “interested persons” of the Trust or any other party to the Expense Limitation Agreement, as such term is defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreement. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.
28

The following chart shows the current advisory fee rate and operating expense limit for each Fund as of the date of this SAI:
Operating Expense Limit
Fund	Advisory Fee Rate	Institutional	Class A	Class C
Cavalier Adaptive Income Fund	1.00%	1.25%	1.50%	2.25%
Cavalier Fundamental Growth Fund	1.00%	1.25%	1.50%	2.25%
Cavalier Growth Opportunities Fund	1.00%	1.25%	1.50%	2.25%
Cavalier Hedged High Income Fund	1.00%	1.25%	1.50%	2.25%
Cavalier Tactical Economic Fund	1.00%	1.25%	1.50%	2.25%
Cavalier Tactical Rotation Fund	1.00%	1.25%	1.50%	2.25%
The following chart shows the total dollar amounts that each Fund paid to Cavalier Investments, LLC, during the fiscal years ended May 31, 2019, May 31, 2018 and May 31, 2017.
Net Amount Paid for the fiscal years ended May 31, (Paid to Cavalier Investments)
Fund	2019	2018	2017
Cavalier Adaptive Income Fund	$0	$0	$0
Cavalier Fundamental Growth Fund	$849,422	$712,969	$353,882
Cavalier Growth Opportunities Fund	$379,758	$196,997*	$0*
Cavalier Hedged High Income Fund	$189,665	$0	$0
Cavalier Tactical Economic Fund	$0	$0	$0
Cavalier Tactical Rotation Fund	$1,055,215	$1,050,709	$859,136
*The advisory fee rate during the fiscal year was 1.10%. The expense cap during the fiscal year was 1.35%.

Investment Sub-Advisors.
Information about each Sub-Advisor and its duties as Sub-Advisors to the Cavalier Funds is contained in the Prospectus.  Each Sub-Advisor assists the Advisor in supervising the Funds’ investments pursuant to an Investment Sub-Advisory Agreement. The Investment Sub-Advisory Agreements are effective for an initial two-year period and will be renewed for a period of one year only so long as such renewal and continuance is specifically approved at least annually by the Trustees, provided the continuance is also approved by a majority of the Trustees who are neither parties to the Investment Sub-Advisory Agreements nor interested persons of any such party, or by vote of a majority of the Funds’ outstanding voting securities. The Investment Sub-Advisory Agreements will be terminable without penalty on 60-days’ notice by the Trustees, by the Advisor or Sub-Advisor, or by vote of a majority of the outstanding voting securities of the applicable Fund. The Investment Sub-Advisory Agreements provide that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.
Under the Investment Sub-Advisory Agreements, the Sub-Advisors are not liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Sub-Advisory Agreements, except: a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of a Sub-Advisor in the performance of its duties; or a loss resulting from a Sub-Advisor’s reckless disregard of its duties and obligations under the Agreement.
29

The current sub-advisor for each Fund as of the date of this SAI is listed below. The Cavalier Tactical Economic Fund and the Cavalier Hedged High Income Fund do not have sub-advisors.
Fund	Sub-Advisor
Cavalier Adaptive Income Fund	Buckhead Capital Management, LLC
Cavalier Fundamental Growth Fund	Navellier & Associates, Inc.
Cavalier Growth Opportunities Fund	Bluestone Capital Management, LLC
Cavalier Tactical Rotation Fund	Julex Capital Management, LLC

The Funds do not pay a direct fee to the Sub-Advisors. The following charts show the aggregate fees paid to the Sub-Advisors by the Advisor over the past three fiscal years:
For the Fiscal Year ended May 31, 2019
Sub-Advisor	Compensation from Adaptive Income	Compensation from Fundamental Growth	Compensation from Growth Opportunities	Compensation from Hedged High Income	Compensation from Tactical Economic	Compensation from Tactical Rotation	Total Compensation received
Beaumont Capital Management, LLC	--	--	$27,392 [2]	--	--	$123,231 [1]	$150,623
Bluestone Capital Management, LLC	--	--	$39,434 [4]	--	$0 [3]	--	$39,434
Buckhead Capital Management, LLC	$5,266	--	--	--	--	--	$5,266
Julex Capital Management, LLC	--	--	--	--	--	$110,545 [5]	$110,545
Navellier & Associates, Inc.	--	$234,896	--	--	--	--	$234896
1 Beaumont Capital Management, LLC, stopped serving as sub-advisor to the Cavalier Tactical Rotation Fund effective July 10, 2018.
2 Beaumont Capital Management, LLC, stopped serving as sub-advisor to the Cavalier Growth Opportunities Fund effective September 8, 2018.
3 Bluestone Capital Management, LLC, stopped serving as sub-advisor to the Cavalier Tactical Economic Fund effective September 17, 2018.
4 Bluestone Capital Management, LLC, began serving as sub-advisor to the Cavalier Growth Opportunities Fund September 6, 2018.
5 Julex Capital Management, LLC, began serving as sub-advisor to the Cavalier Tactical Rotation Fund effective September 24, 2018.
For Fiscal Year Ended May 31, 2018
Sub-Advisor	Compensation from Adaptive Income	Compensation from Fundamental Growth	Compensation from Growth Opportunities	Compensation from Hedged High Income	Compensation from Tactical Economic	Compensation from Tactical Rotation	Total Compensation received
Beaumont Capital Management, LLC	--	--	$42,258[2]	--	--	$340,419[1]	$382,677
Bluestone Capital Management, LLC	--	--	N/A [4]	--	$0 [3]	--	$0
Buckhead Capital Management, LLC	$2,793	--	--	--	--	--	$2,793

30

For Fiscal Year Ended May 31, 2018
Sub-Advisor	Compensation from Adaptive Income	Compensation from Fundamental Growth	Compensation from Growth Opportunities	Compensation from Hedged High Income	Compensation from Tactical Economic	Compensation from Tactical Rotation	Total Compensation received
Carden Capital LLC	--	--	--	$725[5]	$1,133[5]	--	$1,858
Julex Capital Management, LLC	--	--	--	--	$0[6]	N/A7	$0
Navellier & Associates, Inc.	--	$144,116	--	--	--	--	$144,116

1 Beaumont Capital Management, LLC, stopped serving as sub-advisor to the Cavalier Tactical Rotation Fund effective July 10, 2018.
2 Beaumont Capital Management, LLC, stopped serving as sub-advisor to the Cavalier Growth Opportunities Fund effective September 8, 2018.
3 Bluestone Capital Management, LLC, stopped serving as sub-advisor to the Cavalier Tactical Economic Fund effective September 17, 2018.
4 Bluestone Capital Management, LLC, began serving as sub-advisor to the Cavalier Growth Opportunities Fund September 6, 2018.
5 Carden Capital, LLC, stopped serving as sub-advisor to the Cavalier Hedged High Income Fund and the Cavalier Tactical Economic Fund effective March 9, 2018.
6 Julex Capital Management, LLC, stopped serving as sub-advisor to the Cavalier Tactical Economic Fund on March 9, 2018.
7 Julex Capital Management, LLC, began serving as sub-advisor to the Cavalier Tactical Rotation Fund effective September 24, 2018.

For Fiscal Year Ended May 31, 2017
Sub-Advisor	Compensation from Adaptive Income	Compensation from Fundamental Growth	Compensation from Growth Opportunities	Compensation from Hedged High Income	Compensation from Tactical Economic	Compensation from Tactical Rotation	Total Compensation received
Beaumont Capital Management, LLC	--	--	$8,743	--	--	$130,096	$138,839
Bluestone Capital Management, LLC	--	--	--	--	$0	--	$0
Carden Capital LLC	--	--	--	$717	$664	--	$1,381
Efficient Market Advisors, LLC	$0[1]	--	--	--	--	--	$0
Julex Capital Management, LLC	--	--	--	--	$0	--	$0
Navellier & Associates, Inc.	--	$42,364	--	--	--	--	$42,364
Parasol Investment Management, LLC	--	--	--	--	$0[2]	--	$0

1 Efficient Market Advisors, LLC, stopped serving as sub-advisor to the Cavalier Adaptive Income Fund on February 28, 2017.
2 Parasol Investment Management, LLC, stopped serving as sub-advisor to the Cavalier Tactical Economic Fund on March 31, 2017.

31

Compensation.  The portfolio managers’ compensation varies with the general success of the Advisor or Sub-Advisor, respectively, as a firm. Messrs. Boden, Nelson, and Stephens  receive a fixed annual salary plus an annual bonus based on the overall financial performance of Buckhead Capital Management, LLC, as compensation. Messrs. Calfo and Shevland receive retained earnings of Bluestone Capital Management, LLC, as compensation. Dr. Ma receives a fixed annual salary plus an annual bonus based on Julex Capital Management, LLC’s overall assets under management and firm profits. Mr. Navellier earns a fixed annual salary plus Navellier & Associates, Inc.’s profits. Mr. Wetherington receives a fixed annual salary plus a quarterly bonus based on the Advisor’s assets under management.  The portfolio managers’ compensation is not directly linked to the Funds’ performance, although positive performance and growth in managed assets are factors that may contribute to the Advisor’s or a Sub-Advisor’s distributable profits and assets under management.
Ownership of Fund Shares.  The following table shows the amount of each Fund’s equity securities beneficially owned by the portfolio manager as of May 31, 2019 (unless otherwise indicated) and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.
Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund
Matt Boden	Cavalier Adaptive Income Fund	E
Lee Calfo	Cavalier Growth Opportunities Fund	B
Dr. Henry Ma	Cavalier Tactical Rotation Fund	A
Louis Navellier	Cavalier Fundamental Growth Fund	G
Rick Nelson	Cavalier Adaptive Income Fund	D
Brian Shevland	Cavalier Growth Opportunities Fund	D
Chad Stephens	Cavalier Adaptive Income Fund	A
Scott Wetherington	Cavalier Hedged High Income Fund	A
	Cavalier Tactical Economic Fund	A
Other Accounts.  In addition to the Funds, some of the portfolio managers are responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of the end of the Funds’ fiscal year ended May 31, 2019 (unless otherwise indicated).
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
All Accounts
Matt Boden	0	$0	0	$0	33	$767,170,319
Lee Calfo	0	$0	1	$48,100,000	1,460	$2,487,000,000
Dr. Henry Ma	1	$113,940,454	0	$0	6,407	$1,156,586,068
Louis Navellier	0	$0	0	$0	2,295	$697,064,312
Rick Nelson	0	$0	0	$0	33	$767,170,319
Brian Shevland	0	$0	2	$52,300,000	1,460	$2,487,000,000
Chad Stephens	0	$0	0	$0	33	$767,170,319
Scott Wetherington	0	$0	0	$0	42	$10,205,965

32

Accounts with Performance-Based Advisory Fee
Matt Boden	0	$0	0	$0	4	$25,468,738
Lee Calfo	0	$0	1	$48,100,000	0	$0
Dr. Henry Ma	0	$0	0	$0	0	$0
Louis Navellier	0	$0	0	$0	0	$0
Rick Nelson	0	$0	0	$0	4	$25,468,738
Brian Shevland	0	$0	2	$52,300,000	0	$0
Chad Stephens	0	$0	0	$0	4	$25,468,738
Scott Wetherington	0	$0	0	$0	0	$0
Conflicts of Interests.  The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. The other accounts consist of separately managed private clients (“Other Accounts”).  The Other Accounts might have similar investment objectives as the Funds, be compared to the same index as the Funds, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Funds.
Knowledge of the Timing and Size of Fund Trades:  A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Funds. The portfolio manager knows the size and timing of trades for the Funds and the Other Accounts, and may be able to predict the market impact of Fund trades. It is theoretically possible that the portfolio manager could use this information to the advantage of Other Accounts it manages and to the possible detriment of the Funds, or vice versa.
Investment Opportunities:  The Advisor provides investment supervisory services for a number of investment products that have varying investment guidelines. The portfolio manager works across different investment products.  Differences in the compensation structures of the Advisor’s investment products may give rise to a conflict of interest by creating an incentive for the Advisor to allocate the investment opportunities it believes might be the most profitable to the client accounts where it might benefit the most from the investment gains.
Administrator.  The Trust has entered into a Fund Accounting and Administration Agreement with The Nottingham Company (“Administrator”), located at 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069. The Administrator performs the following services for the Funds: (i) procures on behalf of the Trust, and coordinates with the custodian and monitors the services it provides to the Funds; (ii) coordinates with and monitors any other third parties furnishing services to the Funds; (iii) provides the Funds with necessary office space, telephones, and other communications facilities and personnel competent to perform administrative and clerical functions for the Funds; (iv) assists or supervises the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law; (v) assists in the preparation of all federal, state, and local tax returns and reports of the Funds required by applicable law; (vi) assists in the preparation of and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law; (vii) assists in the preparation of and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (viii) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Funds expenses and instructs the custodian to issue checks in payment thereof; and (ix) takes such other action with respect to the Funds as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Funds.
Compensation of the Administrator, which is based upon an administration fee on the average daily net assets of each Fund, is at the following annual rates: 0.100% of the Funds’ first $250 million, 0.080% on the next $250 million, 0.060% on the next $250 million, 0.050% on the next $250 million, 0.040% on the next $1 billion, and 0.035% on all net assets over $2 billion, with a monthly minimum general administration fee of $2,000.  The Administrator currently receives a monthly fund accounting fee of $2,250 per Fund for accounting and recordkeeping services with an additional fee of $500 per month for each additional class of shares plus an asset-based fee of 0.01% of the net assets of each Fund. The Administrator will also receive the following to procure and pay the custodian for the Funds: 0.02% on the first $200 million of each Funds’ net assets and 0.009% on all assets over $200 million plus transaction fees with a minimum annual fee of $5,000.  The Administrator also charges the Funds for certain costs involved with the daily valuation of investment securities and is reimbursed for out‑of‑pocket expenses.
33

The following shows the total dollar amounts that each Fund paid to the Administrator for the last three fiscal years:
Fund	2019	2018	2017
Cavalier Adaptive Income Fund	$22,960	$23,999	$24,026
Cavalier Fundamental Growth Fund	$96,021	$82,567	$55,225
Cavalier Growth Opportunities Fund	$51,800	$30,639	$24,027
Cavalier Hedged High Income Fund	$31,241	$25,196	$24,027
Cavalier Tactical Economic Fund	$23,002	$23,999	$24,027
Cavalier Tactical Rotation Fund	$114,123	$111,929	$86,416
Distributor.  The Funds will conduct a continuous offering of their securities. Capital Investment Group, Inc. (“Distributor”), located at 100 E. Six Forks Road, Suite 200, Raleigh, North Carolina 27609, acts as the underwriter and Distributor of the Funds’ shares for the purpose of facilitating the registration of shares of the Funds under state securities laws and assisting in sales of Fund shares pursuant to a distribution agreement (“Distribution Agreement”) approved by the Trustees.  In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states that the Funds shall from time to time identify to the Distributor as states in which each Fund wishes to offer its shares for sale, in order that state registrations may be maintained for the Funds.  The Distributor is a broker-dealer registered with the SEC and a member in good standing of the FINRA.  The Distributor is entitled to receive an annual fee of $5,000 per Fund for performing certain recordkeeping, communication, and other administrative services for the Fund.  Such administrative services include the following: (i) maintaining records with respect to submissions to the FINRA, dealer discounts and brokerage fees and commissions, and selling agreements; (ii) maintaining an account with the National Securities Clearing Corporation's Fund/SERV System for the purpose of processing account registrations, maintaining accounts, and communicating transaction data; (iii) preparing reports for the Board as shall be reasonably requested from time to time; and (iv) performing other services for the Trust as agreed to by the Distributor and the Trust from time to time. The Distributor and Trust agree that the services described above are of an administrative nature and such services, as well as the fee provided in connection therewith, are not, nor are they intended to be, payment for marketing and/or distribution services related to, or the promotion of, the sale of the Funds’ shares. The Distribution Agreement may be terminated by either party upon 60-days’ prior written notice to the other party and will terminate automatically in the event of its assignment.  The Distributor serves as exclusive agent for the distribution of the shares of the Funds.
The Distributor for the Fund received the following commissions and other compensation during the fiscal year ended May 31, 2019.
Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Cavalier Adaptive Income Fund	$$0	$0	$0	$5,000
Cavalier Fundamental Growth Fund	$0	$0	$0	$5,000
Cavalier Growth Opportunities Fund	$0	$0	$0	$5,000
Cavalier Hedged High Income Fund	$0	$0	$0	$5,000
Cavalier Tactical Economic Fund	$0	$0	$0	$5,000
Cavalier Tactical Rotation Fund	$0	$0	$0	$5,000

Rule 12b-1 Plan. Each Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).  Pursuant to the Plan, a Fund is authorized to pay the Distributor a fee at an annual rate of 1.00% of the average daily net assets attributable to its Class C Shares and 0.25% of the average daily net assets attributable to its Class A Shares as compensation for the Distributor’s account maintenance services and as compensation for the Distributor’s sales of a Fund.  Such fees are to be paid by each Fund monthly, or at such other intervals, as the Board shall determine. Such fees shall be based upon the average daily net assets of the Fund’s shares during the preceding month, and shall be calculated and accrued daily. A Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of the Trust and the Distributor.
34

Pursuant to the Plan, a Fund may (i) incur certain expenses, including reimbursing the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of a Fund, and/or (ii) pay compensation for providing account maintenance services to Fund shareholders, including arranging for certain dealers or brokers, administrators and others to provide them services.
The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning a Fund; assisting in the establishment and maintenance of accounts or sub-accounts in a Fund and in processing purchase and redemption transactions; making a Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of a Fund as the Distributor or the Trust, on behalf of a Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to a Fund.
The Distributor is required to provide a written report, at least quarterly to the Board of the Trust, specifying in reasonable detail the amounts expended pursuant to the Plan and the purposes for which such expenditures were made.  Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.
The initial term of the Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated at any time by the Trust or the Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Fund.
The Plan may not be amended to increase materially the amount of the compensation to be paid by a Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of the Trust and a majority of the Rule 12b- 1 Trustees by votes cast in person at a meeting called for the purpose of voting on the Plan. During the term of the Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.
Any agreement related to the Plan will be in writing and provide that: (a) it may be terminated by the Trust or a Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of a Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement. Because Class A shares of the Cavalier Adaptive Income Fund and Cavalier Hedged High Income Fund have not yet commenced operations as of the date of this SAI, no payments for the Class A shares of the Cavalier Adaptive Income Fund and Cavalier Hedged High Income Fund have yet been made.
The following shows the total dollar amounts that each Fund paid under the Plan for the Class C shares for the last three fiscal years:
Fund	2019	2018	2017
Cavalier Adaptive Income Fund	$31,868	$23,971	$16,701
Cavalier Fundamental Growth Fund	$29,613	$25,246	$49,014
Cavalier Growth Opportunities Fund	$10,411	$9,706	$36,364
Cavalier Hedged High Income Fund	$9,345	$17,052	$9,564
Cavalier Tactical Economic Fund	$7,714	$6,893	$6,473
Cavalier Tactical Rotation Fund	$23,697	$23,086	$49,678

35

The following shows the total dollar amounts that each Fund paid under the Plan for the Class A shares for the last three fiscal years:
Fund	2019
Cavalier Fundamental Growth Fund	$1,939
Cavalier Growth Opportunities Fund	$482
Cavalier Tactical Economic Fund	$29
Cavalier Tactical Rotation Fund	$391
The following chart describes the dollar amount and the manner in which amounts paid by the Fund under the Plan were spent during the past fiscal year.
Cavalier Adaptive Income Fund	Class C Shares	Class A Shares
Advertising	$0	N/A
Printing and Mailing of Prospectuses to Other than Current Shareholders	$0	N/A
Compensation to Underwriters	$ 231.99	N/A
Compensation to Broker-Dealers	$ 31,720.84	N/A
Compensation to Sales Personnel	$0	N/A
Interest, Carrying, or Other Financing Charges	$0	N/A
Other	$0	N/A
Cavalier Fundamental Growth Fund	Class C Shares	Class A Shares
Advertising	$0	$0
Printing and Mailing of Prospectuses to Other than Current Shareholders	$0	$0
Compensation to Underwriters	$ 9,026.91	$0
Compensation to Broker-Dealers	$ 25,359.23	$1,944.43
Compensation to Sales Personnel	$0	$0
Interest, Carrying, or Other Financing Charges	$0	$0
Other	$0	$0
Cavalier Growth Opportunities Fund	Class C Shares	Class A Shares
Advertising	$0	$0
Printing and Mailing of Prospectuses to Other than Current Shareholders	$0	$0
Compensation to Underwriters	$ 272.45	$0
Compensation to Broker-Dealers	$ 10,630.59	$487.87
Compensation to Sales Personnel	$0	$0
Interest, Carrying, or Other Financing Charges	$0	$0
Other	$0	$0
Cavalier Hedged High Income Fund	Class C Shares	Class A Shares
Advertising	$0	N/A
Printing and Mailing of Prospectuses to Other than Current Shareholders	$0	N/A
Compensation to Underwriters	$ 206.79	N/A
Compensation to Broker-Dealers	$ 9,097.70	N/A
Compensation to Sales Personnel	$0	N/A
Interest, Carrying, or Other Financing Charges	$0	N/A
Other	$0	N/A
Cavalier Tactical Economic Fund	Class C Shares	Class A Shares
Advertising	$0	$0
Printing and Mailing of Prospectuses to Other than Current Shareholders	$0	$0
Compensation to Underwriters	$ 543.66	$0
Compensation to Broker-Dealers	$ 7,207.20	$26.85
Compensation to Sales Personnel	$0	$0
Interest, Carrying, or Other Financing Charges	$0	$0
Other	$0	$0

36

Cavalier Tactical Rotation Fund	Class C Shares	Class A Shares
Advertising	$0	$0
Printing and Mailing of Prospectuses to Other than Current Shareholders	$0	$0
Compensation to Underwriters	$996.61	$0
Compensation to Broker-Dealers	$23,104.82	$393.65
Compensation to Sales Personnel	$0	$0
Interest, Carrying, or Other Financing Charges	$0	$0
Other	$0	$0
Transfer Agent.  The Trust has entered into a Dividend Disbursing and Transfer Agent Agreement with Nottingham Shareholder Services, LLC (“Transfer Agent”), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Funds. The address of the Transfer Agent is 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.
Custodian.  UMB Bank, n.a., located at 1010 Grand Blvd, Kansas City, Missouri 64106, serves as custodian for the Funds’ assets (the “Custodian”). The Custodian acts as the depository for the Funds, safe keeps their portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Funds’ request, and maintains records in connection with its duties as custodian.  For its services, the Custodian is entitled to receive a monthly fee from the Administrator based on the average net assets of each Fund plus additional out-of-pocket and transaction expenses as incurred by the Funds.
Compliance Services Administrator. The Trust has entered into a compliance services arrangement with Cipperman Compliance Services, LLC, located at 500 East Swedesford Road, Suite 104, Wayne, Pennsylvania, 19087. The Trust’s CCO will prepare and update the Trust’s compliance manual and monitor and test compliance with the policies and procedures under the Trust’s compliance manual.
Independent Registered Public Accounting Firm.  The Trustees have selected the firm of BBD, LLP, located at 1835 Market Street, 3rd Floor, Philadelphia, PA 19103, to serve as the independent registered public accounting firm for the Funds for the current fiscal year and to audit the annual financial statements of the Funds, and prepare the Funds’ federal, state, and excise tax returns. The independent registered public accounting firm will audit the financial statements of the Funds at least once each year.  Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account.  A copy of the most recent annual report will accompany the SAI whenever a shareholder or a prospective investor requests it.
Legal Counsel.  Greenberg Traurig LLP serves as legal counsel to the Trust and the Fund.
Additional Payments to Financial Firms.  Each Fund may directly enter into agreements with “financial intermediaries” pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either: (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Distributor, Advisor or their affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Distributor, the Advisor and their affiliates. The payments described above may differ and may vary from amounts paid to the Fund’s transfer agent or other service providers for providing similar services to other accounts. The financial intermediaries are not audited by the Fund, the Advisor or their service providers to determine whether such intermediaries are providing the services for which they are receiving such payments.
The Advisor or affiliates of the Advisor may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of a Fund. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in the prospectus or this SAI. These additional cash payments are generally made to financial intermediaries that provide sub- accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Advisor or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Fund’s shares in communications with a financial intermediary’s customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Fund’s shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Advisor and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.
37

The amount and value of additional cash payments vary for each financial intermediary. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of a Fund’s shares over other classes of a Fund’s shares. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.
Although a Fund may use financial firms that sell its shares to effect portfolio transactions for a Fund, a Fund and the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
Reference is made to “Purchasing Shares” and “Redeeming Shares” in the Prospectus for more information concerning how to purchase and redeem shares. The following information supplements the information regarding share purchases and share redemptions in the Prospectus:
Purchases.  Shares of the Funds are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Distributor, or the Funds directly. Selling dealers have the responsibility of transmitting orders promptly to the Funds.  The purchase price of shares of the Funds is based on the NAV next determined after the order is received, subject to the order being accepted by the Funds in good form.  NAV is normally determined at the time regular trading closes on the New York Stock Exchange on days the New York Stock Exchange is open for regular trading, as described under “Net Asset Value” above.  The NAV per share of the Funds is not calculated on business holidays when the New York Stock Exchange is closed.  An order received prior to the time regular trading closes on the New York Stock Exchange will be executed at the price calculated on the date of receipt and an order received after the time regular trading closes on the New York Stock Exchange will be executed at the price calculated as of that time on the next business day.
The Funds reserve the right in their sole discretion: (i) to suspend the offering of their shares; (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Funds and their shareholders; and (iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.
Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries.  The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Intermediaries may impose different sales charges other than those listed below for Class A shares and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”. Appendix A is incorporated by reference into (or legally considered part of) the P rospectus.
In all instances, it is the shareholder’s responsibility to notify a Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these reductions or waivers.
38

Front-End Sales Charge. The public offering price of Class A Shares of the Funds equals NAV plus a sales charge. The Distributor receives this sales charge as Distributor and may reallow it in the form of dealer discounts and brokerage commissions as described in the table below. No front-end sales charge is imposed with respect to the Institutional Class Shares or the Class C Shares of the Funds.
Amount Of Transaction At Public Offering Price	Sales Charge As % Of Public Offering Price	Sales Charge As % Of Net Amount Invested	Dealer Discounts And Brokerage Commissions As % Of Public Offering Price
Less than $50,000	4.50%	4.71%	4.00%
$50,000 to $100,000	4.00%	4.17%	3.50%
$100,000 to $250,000	3.00%	3.09%	2.50%
$250,000 to $500,000	2.50%	2.56%	2.00%
$500,000 and above	1.00%	1.01%	0.50%

From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers.  Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated, or amended.
The dealer discounts and brokerage commissions schedule above applies to all dealers that have agreements with the Distributor. The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of the Funds.  Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Funds, and/or other dealer-sponsored special events.  In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature.  Dealers may not use sales of the Funds’ shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the FINRA.  None of the aforementioned compensation is paid for by the Funds or their shareholders, although the Distributor may use a portion of the payment it receives under the Plan to pay these expenses.
Reduced Sales Charges.  Certain purchases of shares of the Class A Shares of the Funds may qualify for a lower sales charge.  In order to obtain a reduced sales charge, it may be necessary at the time of purchase for an investor to inform the Funds, the Distributor, or their broker-dealer that the purchase qualifies for a lower sales charge.
Rights of Accumulation.   Pursuant to the right of accumulation, investors are permitted to purchase Class A Shares at the public offering price applicable to the total of (i) the total public offering price of the Class A Shares of the Funds then being purchased plus (ii) an amount equal to the then current NAV of the purchaser’s combined holdings of the Class A shares of the Funds.  To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification, and confirmation of the purchase is subject to such verification.  This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.
Letters of Intent.  Investors may qualify for a lower sales charge for Class A shares by executing a letter of intent.  A letter of intent allows an investor to purchase Class A shares of the Funds over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current NAV of the purchaser's combined holdings of the Class A shares of the Funds.  Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13-month period.  Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.
The letter of intent does not obligate the investor to purchase, or the Funds to sell, the indicated amount.  If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid.  If such difference is not paid by the investor, the Distributor is authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due.  On the initial purchase of shares, if required (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose. The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.
39

A 90-day backdating period can be used to include earlier purchases at the investor’s cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period.  No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent.  Investors must notify the Administrator or the Distributor whenever a purchase is being made pursuant to a letter of intent.
Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Funds’ Shares Application accompanying the Prospectus for the Class A Shares or is otherwise available from the Administrator or the Distributor.  This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.
Redemptions.  The Funds may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed for other than customary weekend and holiday closings, or that trading on the New York Stock Exchange is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Funds to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the SEC may permit.  The Funds may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.  Any redemption may be more or less than the shareholder’s cost depending on the market value of the securities held by the Funds.  No charge is made by the Funds for redemptions other than the possible charge for wiring redemption proceeds. Please contact the financial firm for details.
Involuntary Redemptions.  In addition to the situations described in the Funds’ Prospectus under “Redeeming Fund Shares,” the Funds may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction affected for the benefit of a shareholder which is applicable to Fund shares as provided in the Funds’ Prospectus from time to time or to close a shareholder’s account if the Funds are unable to verify the shareholder’s identity.  Such redemptions will not be subject to an otherwise applicable contingent deferred sales charge.
Other Information.  If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain.  If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.
SPECIAL SHAREHOLDER SERVICES
The Funds offer the following special shareholder services:
Regular Account.  The regular account allows for voluntary investments to be made at any time.  Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions to or withdrawals from their account. When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date.  As stated in the Prospectus, share certificates are normally not issued.
Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($50 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Funds.
40

Purchases In Kind.  The Funds may accept securities in lieu of payment for the purchase of shares in a Fund.  The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Funds, the marketability of such securities, and other factors that the Advisor may deem appropriate.  If accepted, the securities will be valued using the same criteria and methods as described in “Purchase and Redemption Price – Determining the Funds’ Net Asset Value” in the Prospectus.
Systematic Withdrawal Plan.  Shareholders owning shares of a particular class with a value of $5,000 or more may establish a systematic withdrawal plan (“Systematic Withdrawal Plan”) for the applicable class of shares. A shareholder may receive monthly or quarterly payments, in amounts of not less than $50 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month or quarterly) in order to make the payments requested.  The Funds have the capability of electronically depositing the proceeds of the systematic withdrawal directly to the shareholders personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or are available by calling the Funds.  If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed with-in seven days of the valuation date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Redeeming Shares – Signature Guarantees” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indi-cat-ing the names, titles, and required number of signatures auth-orized to act on its behalf.  The application must be signed by a duly authori-zed officer(s) and the corporate seal affixed.  Contingent deferred sales charges will not apply to shares redeemed under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in real-ized long-term or short-term capital gains or losses.  The Syste-matic Withdrawal Plan may be terminated at any time by the Funds upon 60-days’ written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-800-773-3863 or by writing to:
Cavalier Funds
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
Rocky Mount, NC 27803-0365
Redemptions In-Kind. The Funds do not intend, under normal circumstances, to redeem its securities by payment in kind.  It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for a Fund to pay for all redemptions in cash. In such case the Trustees may authorize payment to be made in readily marketable portfolio securities of a Fund. The securities will be chosen by the Fund, may be either a pro rata payment of each of the securities held by the Fund or a representative sample of securities, and will be valued at the same value assigned to them in computing the NAV per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f‑1 of the 1940 Act, wherein each Fund committed to pay redemptions in cash, rather than in kind, to any shareholder of record of a Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund’s NAV at the beginning of such period.
Transfer of Registration.  To transfer shares to another owner, send a written request to the Funds at the address shown above.  Your request should include the following:  (i) the Fund name and existing account registration; (ii) signatures of the registered owners exactly as the signatures appear on the account registration; (iii) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (iv) signature guarantees (See the Prospectus under the heading “Signature Guarantees”); and (v) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Funds.
Employees and Affiliates of the Funds.  The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing its shareholders.  At the discretion of the Advisor, the Funds may allow investments in the Funds with a reduced minimum initial investment from its Trustees, officers, and employees, the Advisor and certain parties related thereto, including clients of the Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them.  In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to sharing a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy), and other Fund literature.
41

Dealers.  The Distributor, at its expense, may provide additional compensation in addition to dealer discounts and brokerage commissions to dealers in connection with sales of shares of the Funds. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Funds, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the FINRA. None of the aforementioned compensation is paid directly by the Funds or their shareholders, although the Distributor may use a portion of the payment it receives under the 12b-1 Plan to pay these expenses.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Trustees have adopted a policy that governs the disclosure of portfolio holdings.  This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Funds and to address possible conflicts of interest.  Under the Funds’ policy, the Funds generally will not disclose the Funds’ portfolio holdings to a third party unless such information is made available to the public.  The policy provides that the Funds may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.
The Funds may make portfolio holdings information available to the public, including the complete portfolio holdings from the previous business day.  Each Fund will generally make this information available to the public on the web pages noted in the following chart:
Cavalier Adaptive Income Fund	http://www.ncfunds.com/holdings/current-801.htm
Cavalier Fundamental Growth Fund	http://www.ncfunds.com/holdings/current-872.htm
Cavalier Growth Opportunities Fund	http://www.ncfunds.com/holdings/current-863.htm
Cavalier Hedged High Income Fund	http://www.ncfunds.com/holdings/current-854.htm
Cavalier Tactical Economic Fund	http://www.ncfunds.com/holdings/current-860.htm
Cavalier Tactical Rotation Fund	http://www.ncfunds.com/holdings/current-851.htm

This information is also generally available on a quarterly basis within 60 days of the Funds’ fiscal quarter end and will remain available until the next fiscal quarter’s portfolio holdings report becomes available.  You may obtain a copy of these quarterly portfolio holdings reports by calling the Funds at 1-800-773-3863. The Funds will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable. The Funds’ Form N-CSR and Form N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.
To the extent that a Fund’s portfolio holdings have previously been disclosed publicly either through a filing made with the SEC on Form N-CSR or Form N-Q, or by being posted to the Funds’ website, such holdings may also be disclosed to any third party that requests them.
Consistent with policies approved by the Board, the officers of the Funds will share non-public portfolio holdings information with the Funds’ service providers that require such information for legitimate business and Fund oversight purposes. Recipients of non-public portfolio holdings information have a duty not to trade on that confidential information.  The Funds have not (and do not intend to) enter into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Funds and their shareholders from providing such information, which include the publication of Fund ratings and rankings.
42

The Advisor, as well as the Custodian, fund accountant and Administrator, and CCO, have full daily access to the Funds’ portfolio holdings. These service providers are subject to obligations requiring them to keep non-public portfolio holdings information confidential.  In some, but not all, cases these confidentiality obligations are established by written agreements. The Board has concluded that the confidentiality obligations in place for these parties are adequate to safeguard the Fund from unauthorized disclosure of non-public portfolio holdings information. In addition, the Advisor has a code of ethics that prohibits covered persons from disclosing or trading based on non-public portfolio holdings information.
The Funds’ Distributor, Transfer Agent, independent public accountants, and legal counsel have access to the Funds’ portfolio holdings on an ad hoc, as needed basis. The Distributor and Transfer Agent are subject to written agreements that establish confidentiality obligations with respect to the Funds’ portfolio holdings. The independent public accountants and legal counsel are subject to professional obligations that require them to keep non-public portfolio holdings information confidential. The Board has concluded that the confidentiality obligations in place for these parties are adequate to safeguard the Funds from unauthorized disclosure of non-public portfolio holdings information.
Allegra Design Marketing Print Mail, PrintGrafix (a division of Sunbelt Graphics Systems, Inc.), PrinterLink Communications Group, Inc., Riverside Printing, Inc., and V.G. Reed & Sons are financial printers the Funds may engage for, among other things, the printing and/or distribution of regulatory and compliance documents. These service providers are subject to written agreements that establish confidentiality obligations with respect to the Funds’ portfolio holdings.
The Funds and their service providers may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations.
The Funds currently do not provide non-public portfolio holdings information to any other third parties. In the future, the Advisor may establish ongoing arrangements with other third parties if the Advisor determines that the Funds have a legitimate business purpose for doing so, determines that the disclosure is in the shareholders' best interest, and the recipient is subject to a duty of confidentiality. These parties could include, by way of example, financial data processing companies that provide automated data scanning and monitoring services for the Funds, research companies that allow the Advisor to perform attribution analysis for the Funds, and the Advisor’s proxy voting agent to assess and vote proxies on behalf of the Funds. The Advisor is responsible for determining which other third parties have a legitimate business purpose for receiving the Funds’ portfolio holdings information.
The Funds’ policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees. Oversight includes: (i) review and approval of the policy on disclosure of portfolio holdings as necessary, including review of the parties receiving non-public portfolio holdings information; (ii) periodic assessment of compliance in connection with a report from the Trust’s CCO, (iii) receipt of reports on any conflicts of interest where disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Funds’ investment advisor, any principal underwriter for the Trust or an affiliated person of the Trust, and (iv) receipt of reports on any known disclosure of the Funds’ portfolio holdings to unauthorized third parties. The Funds and Advisor are obligated to report issues that arise under the policy on disclosure of portfolio holdings to the CCO.  Material compliance matters must be reported to the Board.
NET ASSET VALUE
The NAV and NAV per share of each class of shares of the Funds normally is determined at the time regular trading closes on the New York Stock Exchange (currently 4:00 p.m., New York time, Monday through Friday), except when the New York Stock Exchange closes earlier.  The Funds’ NAV for each class of shares is not calculated on business holidays when the New York Stock Exchange is closed.  The New York Stock Exchange generally recognizes the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  Any other holiday recognized by the New York Stock Exchange will be deemed a business holiday on which the NAV of each class of shares of the Funds will not be calculated.
The NAV per share of each class of shares of the Funds is calculated separately by adding the value of a Fund’s securities and other assets belonging to that Fund and attributable to a class of shares, subtracting the liabilities charged to the Fund and to the class of shares, and dividing the result by the number of outstanding shares of such class of shares. “Assets belonging to” a Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular Fund.  Income, realized and unrealized capital gains and losses, and any expenses of a Fund not allocated to a particular class of shares will be allocated to each class on the basis of the NAV of that class in relation to the NAV of the Fund.  Assets belonging to a Fund are charged with the direct liabilities of that Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative NAVs of all of the Trust’s series at the time of allocation or in accordance with other allocation methods approved by the Trustees.  Certain expenses attributable to a particular class of shares (such as the distribution and service fees) will be charged against that class. Certain other expenses attributable to a particular class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that class if such expenses are actually incurred in a different amount by that class or if the class receives services of a different kind or to a different degree than other classes, and the Trustees approve such allocation.  Subject to the provisions of the Trust Instrument, determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Funds and the classes of the Funds are conclusive.
43

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.  Values are determined according to accepted accounting practices and all laws and regulations that apply.  Using methods approved by the Trustees, the assets of the Funds are valued as follows:
•
Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded by the Funds.

•	Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price.
•	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.
•	Options are valued at the mean of the last quoted bid and ask prices at the time of valuation.
•
Foreign securities listed on foreign exchanges are valued with quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates.

•	Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value.
Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees.  Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.
ADDITIONAL TAX INFORMATION
The following summarizes certain additional tax considerations affecting each Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund, its shareholders, or any special category of shareholders. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial, or administrative action.  In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company, individual retirement account, other tax-exempt entity, dealer in securities, or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax.  Unless otherwise noted, this discussion assumes the common shares are held by U.S. persons and that such shares are held as capital assets.  Investors are advised to consult their tax advisors with specific reference to their own tax situations.
Each series of the Trust, including each Fund, will be treated as a separate corporate entity under the Code, and intends to qualify or remain qualified as a regulated investment company under Subchapter M of the Code.  In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series’ business of investing in such stock, securities, currencies and net income derived from an interest in a qualified publicly traded partnership.  Any income derived by a series from a partnership (other than a qualified publicly traded partnership) or trust is treated as derived with respect to the series’ business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.
44

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year.  In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the fund nor more than 10% of the outstanding voting securities of such issuer.  In addition, not more than 25% of the value of a Fund’s total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; the securities of two or more issuers (other than securities of another regulated investment company) if the issuers are controlled by a Fund and they are, pursuant to Internal Revenue Service Regulations, engaged in the same or similar or related trades or businesses; or the securities of one or more publicly traded partnerships.  Each Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.
Certain qualifying corporate dividends are taxable at long-term capital gains tax rates to individuals. Some, but not all, of the dividends paid by the Funds may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If a Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.
Taxable dividends paid by the Funds to corporate shareholders will be taxed at corporate income tax rates.  Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Funds as qualifying for the DRD.
If a Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether received in cash or reinvested in additional shares. All taxable dividends paid by the Funds other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares.  To the extent the Funds engage in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes. Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward indefinitely and retain the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders. As of May 31, 201 9 , t he Cavalier Adaptive Income Fund has a loss carryforward of $168,790, of which $52,870 is short term in nature and $115,920 is long term in nature.  The Cavalier Growth Opportunities Fund has a loss carryforward of $1,347,866, all of which is short term in nature. The Cavalier Hedged High Income Fund has a loss carryforward of $1,910,290, of which $1,459,098 is short term in nature and $451,192 is long term in nature .  The capital loss carryforwards have no expiration date.
Certain individuals, estates, and trusts must pay a 3.8% Medicare surtax on “net investment income” including, among other things, dividends and proceeds of sale in respect of securities like the shares, subject to certain exceptions.  Prospective investors should consult with their own tax advisors regarding the effect, if any, of this surtax on their ownership and disposition of the shares.
Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.
Each series of the Trust, including each Fund, will designate (i) any dividend of qualified dividend income as qualified dividend income; (ii) any tax-exempt dividend as an exempt-interest dividend; (iii) any distribution of long-term capital gains as a capital gain dividend; and (iv) any dividend eligible for the corporate DRD as such in a written notice mailed to shareholders within 60 days after the close of the series’ taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.
To the extent that a distribution from a Fund is taxable, it is generally included in a shareholder’s gross income for the taxable year in which the shareholder receives the distribution. However, if a Fund declares a dividend in October, November, or December but pay it in January, it will be taxable to shareholders as if they received it in the year it was declared.  Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.
45

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses).  Each series of the Trust, including each Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.
If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders to the extent of the Fund’s current and accumulated earnings and profits, and would be eligible for the DRD for corporations, provided in each case that certain holding period and other requirements are met.
In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for a Fund’s shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.
The Funds must report cost basis information to the Internal Revenue Service on Form 1099-B for any sale of shares purchased in non-retirement accounts.  Registered investment companies must select a default cost basis calculation method and apply that method to reportable sales of shares unless an alternate Internal Revenue Service approved method is specifically elected in writing by the shareholder.  Average cost, which is the mutual fund industry standard, has been selected as the Funds’ default cost basis calculation method.  If a shareholder determines that an Internal Revenue Service approved cost basis calculation method other than the Funds’ default method of average cost is more appropriate, the shareholder must contact the Funds at the time of or in advance of a reportable sale of shares that are to be subject to such alternate election. Internal Revenue Service regulations do not permit the change of a cost basis election on previously executed trades.  Cost basis information will not be reported to the IRS or shareholder upon the sale of any shares not covered by these cost basis reporting requirements.
The Funds will be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends or of gross proceeds realized upon sale paid to shareholders who (i) have failed to provide a correct taxpayer identification number in the manner required; (ii) are subject to back-up withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends; or (iii) have failed to certify to the Funds that they are not subject to backup withholding when required to do so or that they are “exempt recipients.”  Back-up withholding is not an additional tax.  Any amounts withheld from payments to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.
Depending upon the extent of each Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.  In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.
Dividends paid by the Funds to non-U.S. shareholders may be subject to U.S. withholding tax unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Funds certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with the Funds certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder).  The Funds may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.  Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.
46

The Funds will send shareholders information each year on the tax status of dividends and distributions.  A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the NAV of shares below the shareholder’s cost and thus, in effect, result in a return of a part of the shareholder’s investment.

47

FINANCIAL STATEMENTS
The audited financial statements of the Funds for the fiscal year ended May 31, 2019, including the financial highlights appearing in the Annual Report to shareholders, are incorporated by reference and made a part of this document. You may request a copy of the Funds’ annual and semi-annual reports at no charge by calling the Funds at 1-800-773-3863.
48

APPENDIX A – DESCRIPTION OF RATINGS
The Fund may acquire from time to time certain securities that meet the following minimum rating criteria (“Investment-Grade Debt Securities”) (or if not rated, of equivalent quality as determined by the Advisor).  The various ratings used by the nationally recognized securities rating services are described below.
A rating by a rating service represents the service’s opinion as to the credit quality of the security being rated.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.  Consequently, the Advisor believes that the quality of Investment-Grade Debt Securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis.  A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor.  When a security has received a rating from more than one service, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable.  Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.
S&P Global Ratings.  The following summarizes the highest four ratings used by S&P Global Ratings, a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment‑Grade Debt Securities by the Advisor:
AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB –  An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
To provide more detailed indications of credit quality, the AA, A, and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.
Bonds rated BB, B, CCC, CC, and C are not considered by the Advisor to be Investment‑Grade Debt Securities and are regarded as having significant speculative characteristics.  BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
Commercial paper rated A‑1 by S&P Global Ratings indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted A‑1+.  Capacity for timely payment on commercial paper rated A‑2 is satisfactory, but the relative degree of safety is not as high as for issues designated A‑1.
The rating SP‑1 is the highest rating assigned by S&P Global Ratings to short term notes and indicates strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.  The rating SP‑2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.  The rating SP-3 indicates a speculative capacity to pay principal and interest.
Moody’s Investor Service, Inc.  The following summarizes the highest four ratings used by Moody’s Investors Service, Inc. (“Moody’s”), for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Debt Securities by the Advisor:
Aaa – Bond obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa – Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A – Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.
49

Baa – Bond obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Obligations that are rated Ba, B, Caa, Ca, or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Advisor.  Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.  Obligations rated B are considered speculative and are subject to high credit risk.  Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Short-Term Ratings.
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs, or individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.
NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor, or support-provider.
US Municipal Short-Term Debt And Demand Obligation Ratings.
Short-Term Debt Ratings.  There are three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3.  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.
MIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.
MIG 3 – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings.  In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.
When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.
VMIG rating expirations are a function of each issue’s specific structural or credit features.
50

VMIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2 – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3 – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
Fitch Ratings. The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”):
Long-Term Ratings.
AAA – Highest credit quality.  ‘AAA’ ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.
AA – Very high credit quality.  ‘AA’ ratings denote expectations of very low default risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.
A – High credit quality.  ‘A’ ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB – Good credit quality.  ‘BBB’ ratings indicate that expectations of default risk are currently low.  The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
Long-term securities rated below BBB by Fitch are not considered by the Advisor to be Investment-Grade Debt Securities.  Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing.  BB is considered speculative and B is considered highly speculative.  Securities rated CCC, CC, and C are regarded as a high default risk.  A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default.  Securities rated DDD, D, and D indicate a default has occurred.
Short-Term Ratings.
F1 – Highest short-term credit quality.  The rating F1 indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2 – Good short-term credit quality.  The rating F2 indicates good intrinsic capacity for timely payment of financial commitments.
F3 – Fair short-term credit quality.  The rating F3 indicates the intrinsic capacity for timely payment of financial commitments is adequate.
B – Speculative short-term credit quality.  The rating B indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
Short-term rates B, C, and D by Fitch are considered by the Advisor to be below investment-grade securities.  Short-term securities rated B are considered speculative, securities rated C have a high default risk, and securities rated D denote actual or imminent payment default.
(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to long-term ratings “AAA” category, categories below “CCC”, or short-term ratings other than “F1”.  The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.
51

APPENDIX B – PROXY VOTING POLICIES
The following proxy voting policies are provided:
(1)	The Advisors’ Proxy Voting and Disclosure Policy, including a detailed description of the Advisors’ specific proxy voting guidelines.
(2)	The Sub-Advisors’ Proxy Voting and Disclosure Policy.

52

Cavalier Investments, LLC
Proxy Voting Policy

Policy
With respect to accounts over which Cavalier performs proxy voting, it maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about Adviser’s proxy policies and practices. Our policy and practice includes the responsibility to receive and vote Client proxies where authorized and disclose any potential conflicts of interest as well as making information available to Clients about the voting of proxies for their portfolio securities and maintaining relevant and required records. Adviser’s Advisory Agreements evidence whether voting authority has been retained by the Client. Under ERISA, Adviser is responsible to vote proxies for the Client in the absence of specific written acknowledgement by the Client that the authority has been retained or granted elsewhere.
Background & Description
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The purpose of these proxy voting policies and procedures are to set forth the principles, guidelines and procedures by which Cavalier votes the securities owned by its Clients for which Adviser exercises voting authority and discretion (the “Proxies”).
These policies and procedures have been designed to ensure that Proxies are voted in the best interests of our Clients in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act. Investment advisers registered with the SEC, and which exercise voting authority with respect to Client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that Client securities are voted in the best interests of Clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its Clients; (b) to disclose to Clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to Clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its Clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.
Responsibility for voting the Proxies is established by investment management agreements or comparable documents with our Clients, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations.  In addition, our proxy guidelines reflect the fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2. These policies and procedures do not apply to any Client that has retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; Adviser takes no responsibility for the voting of any proxies on behalf of any such Client. For those Clients that have delegated such authority and discretion to Adviser, these policies and procedures apply equally to registered investment companies, institutional and retail accounts. These proxy voting policies and procedures are available to all Clients of Adviser upon request, subject to the provision that these policies and procedures are subject to change at any time without notice.
Responsibility
The Proxy Committee is responsible for the implementation and monitoring of Adviser’s Proxy Voting Policies  and  Procedures,  including  associated  practices,  disclosures  and  recordkeeping, as  well  as oversight of a third party voting agent, if one exists. The Proxy Committee may delegate responsibility for the performance of these activities (provided that it maintains records evidencing individuals to whom authority has been delegated) but oversight and ultimate responsibility remain with the Proxy Committee.
Procedures
Cavalier has delegated to Institutional Shareholder Services Inc. (“ISS”), an independent service provider, the administration of proxy voting for the Funds’ portfolio securities, subject to oversight by the Proxy Voting Committee, which consists of the same members as the Compliance Committee. Cavalier has a adopted the ISS Voting Guidelines (“Guidelines”), and absent a conflict, will vote the proxies consistent with the Guidelines. Once a year, prior to each proxy voting season, Cavalier will review the Guidelines to ensure they wish to vote consistent with the Guidelines.
53

If Cavalier detects a material conflict of interest in connection with a proxy solicitation, it will abide by the following procedures:
x	With respect to clients that are registered investment companies, the Advisor will notify the client of the conflict and will vote the client’s shares in accordance with the client’s instructions; and
x
With respect to other clients, the Advisor will vote the proxy in accordance with the specifics of the Voting Guidelines (if addressed in the Voting Guidelines) or may abstain (if not addressed in the Voting Guidelines).

Cavalier will not neglect its proxy voting responsibilities, but it may abstain from voting if it deems that abstaining is in its Clients’ best interests. For example, Cavalier may be unable to vote securities that have been lent by the custodian. Also, proxy voting in certain countries involves “share blocking,” which limits Cavalier’s ability to sell the affected security during a blocking period that can last for several weeks. Cavalier believes that the potential consequences of being unable to sell a security usually outweigh the benefits of participating in a proxy vote, so Cavalier generally abstains from voting when share blocking is required. A member of the Proxy Committee will prepare and maintain memoranda describing the rationale for any instance in which Cavalier does not vote a Client’s proxy.
Cavalier will ensure that its third-party proxy voting vendor, ISS, is retaining the following information in connection with each proxy vote:
x The Issuer’s name;
x The security’s ticker symbol or CUSIP, as applicable;
x The shareholder meeting date;
x The number of shares that Cavalier voted;
x A brief identification of the matter voted on;
x Whether the matter was proposed by the Issuer or a security-holder;
x Whether Cavalier casts a vote;
x How Cavalier casts its vote (for the proposal, against the proposal, or abstain); and
x Whether Cavalier casts its vote with or against management.

Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures should be promptly reported to the CCO. Similarly, any Client’s attempt to influence proxy voting with respect to other Clients’ securities should be promptly reported to the CCO.
Under the Employee Retirement Income Security Act of 1974 (“ERISA”), investment advisers have special fiduciary responsibilities. Under ERISA, if the authority to manage a plan has been delegated to an investment manager, only the investment manager has the authority to vote proxies on behalf of the plan except, when the plan named fiduciary has reserved to itself or to another named fiduciary (as authorized by the plan document) the right to direct a plan trustee regarding the voting of proxies.
Cavalier will vote proxies on behalf of the Funds that are managed by the firm upon receiving written authorization from the fund board.  In voting on each and every issue, Cavalier  has established a Proxy Voting Committee. This Committee will be responsible for voting proxies in the best interests of the Funds.
54

PROXY VOTING GUIDELINES: GENERAL
Cavalier   believes   the   best   financial   interest   of   its   clients   is   consistent   with   management’s recommendations. Therefore, Cavalier will generally vote consistent with management’s recommendations absent a compelling documented basis to vote otherwise. This will mean voting “for” proposals that are determined to improve the management of a company, increase the rights or preferences of the voted securities, and/or increase the chance that a premium offer would be made for the company or for the voted securities.
Cavalier’s  decision  to  vote  in  support  or  opposition  of  a  proposal  will  be  based  on  the  specific circumstances described in the proxy statement and other available information.
Cavalier will also consider any voting guidelines issued by clients, so long as these guidelines are consistent with Cavalier’s duties under applicable law, including ERISA.
VOTING GUIDELINES: ROUTINE MATTERS
Cavalier expects to vote proxies in favor of routine proposals, unless there is specific information that approval of the proposal would adversely affect the value of the investment or would not be in the best interest of clients.  Such routine matters generally include, among others:  election of directors, appointment of independent auditors, increase in the outstanding common stock or other equity classes, date and place of the annual meeting, ratification of directors’ actions on routine matters, and indemnification of directors and/or officers.
VOTING PROCEDURES: SOCIAL CONSCIENCE/MORAL ISSUES
Cavalier will generally vote against proxies requiring management action on a moral or social issue unless such issue has escalated to the point where the company may be adversely affected by protests, governmental actions, or other serious economic consequences if no action is taken.   Where the economic impact of a proposal is not clear, a vote to “abstain” may be appropriate.
VOTING PROCEDURES: FINANCIAL OR CORPORATE GOVERNANCE QUESTIONS
Financial and corporate governance issues take more time to consider and may be complicated by activities such as hostile takeovers and mergers.  Cavalier will generally vote in favor of the following types of proposals:  incentive compensation plans for certain key employees and directors, mandatory retirement age for directors, confidential voting, cumulative voting, proposals to  lower barriers to shareholder action, proposals to restore shareholder ability to remove directors with or without cause.
Cavalier will generally vote against the following types of financial and corporate governance proposals: board entrenchment proposals and anti-takeover measures, such as “poison pill” and “golden parachute” provisions,  limitations  on  shareholder  ability  to  act,  blank  check  preferred  stock  authorizations, eliminating cumulative voting rights, and proposals to adopt classified boards.
VOTING GUIDELINES: CLIENT GUIDELINES
Some Cavalier clients may have their own set of proxy voting guidelines. These may conflict with the proxy guidelines discussed above or the voting guidelines of another client.  If such a situation arises, Cavalier  will  comply  with  client  guidelines  by  voting  the  proxies  attributable to  that  client  on  a proportionate basis (based on the number of shares held by the client).
CLASS ACTIONS
As a fiduciary, Cavalier always seeks to act in Clients’ best interests with good faith, loyalty, and due care. Cavalier’s standard advisory contract authorizes the Company to direct Client participation in class actions. The Proxy Voting Committee will determine whether Clients will (a) participate in a recovery achieved througha class actions, or (b) opt out of the class action and separately pursue their own remedy. The  Proxy  Voting  Committee oversees  the  completion of  Proof  of  Claim  forms  and  any associated documentation, the submission of such documents to the claim administrator, and the receipt of any recovered monies. The CCO will maintain documentation associated with Clients’ participation in class actions.
Employees must notify the CCO if they are aware of any material conflict of interest associated with Clients’ participation in class actions. The Proxy Voting Committee will evaluate any such conflicts and determine an appropriate course of action for Cavalier.
55

Cavalier generally does not serve as the lead plaintiff in class actions because the costs of such participation typically exceed any extra benefits that accrue to lead plaintiffs.
DISCLOSURES TO CLIENTS
Cavalier includes a description of its policies and procedures regarding proxy voting and class actions in Part 2 of Form ADV, along with a statement that Clients can contact the CCO to obtain a copy of these policies and procedures and information about how Cavalier voted with respect to the Client’s securities.
Any request for information about proxy voting or class actions should be promptly forwarded to the CCO, who will respond to any such requests.
As a matter of policy, Cavalier does not disclose how it expects to vote on upcoming proxies. Additionally, Cavalier does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
Section 12(d)(1)(F) of the Act provides a conditional exemption from the 5% and 10% limits in Section 12(d)(1)(A). Section 12(d)(1)(F) permits an acquiring fund to purchase or otherwise acquire shares of an underlying fund if, immediately after the purchase or acquisition, the acquiring fund and all of its affiliated persons would not own more than 3% of the underlying fund’s total outstanding stock, and if certain sales load restrictions are met. In addition, Section 12(d)(1)(F) provides that the acquiring fund “shall exercise voting rights by proxy or otherwise with respect to any security purchased or acquired pursuant to Section 12(d)(1)(F) in the manner prescribed by Section 12(d)(1)(E).”
In the event that there is a proxy vote with respect to shares of another investment company purchased and held by the Funds under Section 12(d)(1)(F), then the Funds will either (i) vote such shares in the same proportion as the vote of all other holders of such securities; or (ii) contact its shareholders for instructions regarding how to vote the proxy.
ADVISER TO A RIC
Cavalier has agreed to be responsible for voting proxies of issuers of securities held in the Cavalier Funds, a series of funds within the Starboard Investment Trust, in accordance with its proxy voting policies and procedures, outlined above.  The purposes of this procedure is to ensure that the Investment Manager complies with other obligations for disclosure and filing requirements that is required to be performed as the RIC’s Proxy Administrator. Each RIC is required to describe the policies and procedures that each adviser uses to determine how to vote proxies relating to portfolio securities. As such, Cavalier will provide its Proxy Voting Policy, and if requested by the Starboard Investment Trust, a summary of such Proxy Voting Policy for inclusion in the RIC’s Registration Statement, and will promptly provide the Starboard Investment Trust with any material amendments to the Proxy Voting Policy within a reasonable time after such amendment has taken effect.
Annually, through the review of the RIC’s registration statement, Cavalier’s CCO, or his designee, will review the disclosures in the registration statement and identify whether the appendix to the SAI with Cavalier’s Proxy Voting Policy is current.
56

Securities on Loan
The RIC may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the RIC’s Board of Trustees. Voting rights on the loaned securities may pass to the borrower.  However, the RIC’s policy states that the RIC must be entitled to exercise voting rights over the loaned securities in the event of a material event affecting its portfolio securities on loan. Cavalier will determine if a vote is material enough to warrant calling back the security out on loan, and will vote the securities in accordance with its proxy voting policies and procedures.
Quarterly Certification
On a quarterly basis, Cavalier will certify to the RICs’ Board that:
1. Cavalier has followed the Trust’s and the Advisor’s Proxy Voting and Disclosure Policies in voting proxies on behalf of the Funds.
2. If there have been any material issues or other items to report with respect to the Trust’s and Advisor’s Proxy Voting Policies.
57

Bluestone Capital Management, LLC
Proxy Voting Policy
Bluestone Capital Management, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.
Background
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.
Responsibility
Lee Calfo, has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.
Procedure
Bluestone Capital Management has adopted procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:
Voting Procedures
•	All employees will forward any proxy materials received on behalf of clients to Lee Calfo;
•	Lee Calfo, will determine which client accounts hold the security to which the proxy relates;
•
Absent material conflicts, Lee Calfo, will determine how Bluestone Capital Management should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.

Disclosure
•
Bluestone Capital Management will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Bluestone Capital Management voted a client’s proxies, and that clients may request a copy of these policies and procedures.

•
Kenneth Smith, will also send a copy of this summary to all existing clients who have previously received Bluestone Capital Management's Disclosure Document; or Kenneth Smith may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

Client Requests for Information
•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Lee Calfo.
•
In response to any request Lee Calfo will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Bluestone Capital Management voted the client’s proxy with respect to each proposal about which client inquired.

58

Voting Guidelines
•
In the absence of specific voting guidelines from the client, Bluestone Capital Management will vote proxies in the best interests of each particular client. Bluestone Capital Management's policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Bluestone Capital Management's voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

•
As a general policy, Bluestone Capital Management believes that the management of each of the invested companies makes proxy voting recommendations that are in the best interest for the company and its shareholders. Bluestone Capital Management will therefore, as a matter of procedure, vote in a manner that is consistent with management recommendations except in certain specific situations where Bluestone Capital Management determines management recommendation is not consistent with its client’s interests. Any vote cast inconsistent with management recommendations will be specifically documented.

Conflicts of Interest
•
Bluestone Capital Management will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Bluestone Capital Management with the issuer of each security to determine if Bluestone Capital Management or any of its employees has any financial, business or personal relationship with the issuer.

•
If a material conflict of interest exists, Kenneth Smith or Lee Calfo will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

•	Bluestone Capital Management will maintain a record of the voting resolution of any conflict of interest.
Recordkeeping
Bluestone Capital Management retains records in accordance with the SEC’s five-year retention requirement and can be accessed by Bluestone Capital Management at any time.
•	Each proxy statement that Bluestone Capital Management receives;
•	A record of each vote that Bluestone Capital Management casts;
Furthermore, Bluestone Capital Management will retain any records that relate to the following.
•	Any document Bluestone Capital Management created that was material to making a decision how to vote proxies inconsistent with management recommendations.
•	A copy of each written request from a client for information on how Bluestone Capital
Management voted such client’s proxies, and a copy of any written response.
59

Buckhead Capital Management,  LLC
Proxy Voting Policy

Rule 206(4)-6 under the Advisers Act requires registered investment advisers with voting authority over proxies for client’s securities to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, to disclose information to clients about those policies and procedures, and to describe to clients how they may obtain information about how the adviser has voted the clients’ proxies.
Rule 204-2 requires an adviser who votes proxies on behalf of clients to also retain certain records, including:
•	Proxy voting policies and procedures:
•	Proxy statements received regarding clients’ securities (or alternative arrangements permitted by the rule);
•	Records of the votes cast on behalf of clients;
•	Records of client requests for proxy voting information; and
•	Documents prepared that were material to making the voting decision or that memorialized the basis of the decision.

Your Responsibility
Supervised Persons should advise the CCO of any financial (including a material holding in the issuer’s securities in the Supervised Person’s personal accounts), business or personal relationship with the issuer.
CCO Responsibility
The Proxy Committee has the overall responsibility for the implementation of the proxy voting policy, practices, disclosures and record keeping.
Buckhead Capital generally has responsibility for voting proxies for portfolio securities consistent with the best economic interest of Clients.
Procedures
1.	Voting Procedures
•
A Proxy Committee shall be established of two or more individuals. The Proxy Committee shall be responsible for the overall administration of the proxy voting process and the development and amendment of Proxy Voting Guidelines. The Proxy Committee may utilize the services of outside professionals to assist in its analysis of voting issues and the development of the Proxy Voting Guidelines, or in the actual voting of proxies;

•	All employees should forward proxy materials received on behalf of Clients to the Proxy Administrator, appointed by the Proxy Committee;
•	Portfolio management personnel and the Proxy Administrator will determine which Client accounts hold the security to which the proxy relates;
•	Absent materials conflicts, Buckhead Capital should vote the proxy in accordance with Buckhead Capital’s proxy voting guidelines.
•	The Proxy Administrator will receive proxy materials and will complete the proxy and confirm the proxy is voted in a timely and appropriate manner.
•	The Proxy Committee will review proxy votes for conformity with the Proxy Voting Guidelines.
60

In addition to the foregoing, the following shall be strictly adhered to unless prior written approval of the Firm’s Chief Compliance Officer is obtained:
•	Buckhead Capital shall not engage in conduct that involves an attempt to change or influence the control of a public company;
•	Buckhead Capital will not announce its voting intentions and the reasons therefore;
•	Buckhead Capital shall not participate in a proxy solicitation or otherwise seek proxy-voting authority form any other public company shareholder; and
•
All communications with portfolio companies or fellow shareholders shall be for the sole purpose of expressing and discussing Buckhead Capital’s concerns for its advisory clients’ interests and not for an attempt to influence the control of management

It is the Firm’s policy to fully comply with ERISA’s requirements regarding proxy voting. Therefore, with respect to ERISA Clients, the Firm will act prudently and solely in the interest of the participants and beneficiaries of each such account.
Some ERISA Clients may wish to retain responsibility for proxy voting or to assign that responsibility to a different investment manager, In these instances, the ERISA Client must either provide the Firm with a plan document that expressly precludes investment managers from voting proxies or execute an investment management agreement with Buckhead Capital that expressly precludes the Firm from voting proxies. In the absence of such documentation, the Firm has the legal responsibility and the obligation to vote proxies for its ERISA Clients.
Buckhead Capital has some Clients who may elect to vote their own proxies or direct the vote on certain issues for their individual account. In these instances, such Clients’ proxy may be voted in a manner which is not consistent with Buckhead Capital’s proxy voting policy.
2.	Disclosures
Buckhead Capital provides information in its Form ADV Part 2 summarizing its proxy voting policy and procedures, including a statement that Clients may request (1) a copy of such policy and procedures, and (2) information regarding how Buckhead Capital voted a particular Client’s proxies.
3.	Client Requests for Information
•	All Client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the CCO.
•
In response to any request, the CCO will respond to the Client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Buckhead Capital voted the Client’s proxy with respect to each proposal about which the Client inquired.

4.	Voting Guidelines
•	Buckhead Capital will vote proxies in the best interests of Clients. Buckhead Capital’s policy is to vote all proxies from a specific issuer the same way for each Client.
•	Buckhead Capital will generally vote in favor of the election of directors and selection of auditors absent conflicts of interest raised by auditors’ non-audit services.
•	Buckhead Capital will general vote to change the management if there is a clear conflict between the issuer’s management and shareholder’s or bondholder’s interest.

61

•	Buckhead Capital will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.
•
The Firm will pay special attention to proposals with respect to classifies boards, change of state of incorporation, poison pills, and provisions requiring supermajority approval of a merger, executive severance agreements, and provisions limiting shareholders rights.

•
In reviewing proposals, Buckhead Capital will further consider the opinion of management and the effect on management, and the effect on shareholder or bondholder value and the issuer’s business practices.

•
In the situation of an issuer proposing to restructure a particular bond, Buckhead Capital will analyze each such situation individually, and vote on a case-by-case basis in the best interests of applicable Clients.

5.	Conflicts of Interest
•
Buckhead Capital will identify conflicts by reviewing the relationship of the Firm with the issuer of each security to determine if it or any of its Supervised Persons have any material financial, business or personal relations with the issuer.

•
If a material conflict of interest exists, the CCO will determine whether it is appropriate to disclose the conflict to the affected Clients, to give the Clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

•	Buckhead Capital will maintain a record of the voting resolution of any conflict of interest.
6.	Recordkeeping
The Proxy Administrator shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:
•	The proxy policies and procedures and any amendments.
•	A record of each vote that Buckhead Capital casts.
•
Any documentation Buckhead Capital created that was materials to making a decision how to vote proxies or that memorializes that decision including periodic reports to the CCO or Proxy Committee, if applicable.

•	A copy of each written request from a Client for information on how Buckhead Capital voted such Client’s proxies, and a copy of any written response.

62

Julex Capital Management, LLC
Proxy Voting Policy

1. Introduction
As a registered investment adviser, Julex Capital Management, LLC ("Julex" or the "Adviser")  has a fiduciary  duty to act solely in the best interests of its clients. If the client is a registered investment company under the Investment Company Act of 1940 or the client requests Julex to do so in writing, the Adviser will vote proxy materials for its clients.
In cases where the client has delegated proxy voting responsibility and authority to the Adviser, the Adviser has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients.  In pursuing this policy, proxies should be voted in a manner that is intended to maximize value to the client. In situations where Adviser accepts such delegation and agrees to vote proxies, Adviser will do so in accordance with these Policies and Procedures. The Adviser may delegate its responsibilities under these Policies and Procedures to a third party, provided that no such delegation shall relieve the Adviser of its responsibilities hereunder and the Adviser shall retain final authority and fiduciary responsibility for such proxy voting.
2.  General
a. In the event requests for proxies are received with respect to the voting of equity securities on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless the Adviser determines it has a conflict or the Adviser determines there  are other reasons not to vote with management.  On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and shareholder proposals, the Adviser will vote, or abstain from voting if deemed appropriate, on a case by case basis in a manner it believes to be in the best interest of the Company's shareholders.  In the event requests for proxies are received with respect to debt securities, the Adviser will vote on a case by case basis in a manner it believes to be in the best economic interest of the Company's shareholders.
b. The Chief Compliance Officer or his/her  designate is responsible for monitoring Adviser's proxy voting actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers; and  (ii) proxies are voted in a timely manner upon receipt of voting instructions. The Adviser is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies.
c. The Chief Compliance Officer or his/her designate shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships; (ii) other potential material business relationships; and (iii) material personal and family relationships.
d. All decisions regarding proxy voting shall be determined by the Investment Committee of the Adviser and shall be executed by the Chief Compliance Officer or his/her designate.  Every effort shall be made to consult with the portfolio manager and/or analyst covering the security.
e. The Adviser may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting {e.g., when securities are subject to loan or to share blocking restrictions).
3. Registered Investment Companies
In cases in which the client is a registered investment company under the Investment Company Act of 1940,delegates proxy voting  {e.g., where Julex acts as a sub-adviser of a closed-end fund) and required by law, Julex will vote such proxies in the same proportion as the vote of all other shareholders of the fund (i.e. "echo vote" or "mirror vote"),unless otherwise  required by law. When required by law, Julex will also echo vote proxies of securities in unaffiliated investment vehicles. For example, section 12{d){1){F} of the Investment Company Act of 1940 requires echo voting of registered investment companies that sub-advise or manage securities of other registered investment companies.
4.  Conflicts of Interest
In the event an employee determines that the Adviser has a conflict  of interest  due to, for example, a relationship with a company or an affiliate of a company, or for any other reason which could influence the advice given, the employee will advise the Chief Compliance Officer who will advise the Investment Committee, and the Investment Committee will decide whether the Adviser should either (1) disclose to the client the conflict to enable the client to evaluate the advice in light of the conflict  or (2) disclose to the client the conflict  and decline to provide  the advice.
63

The Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist only if one or more of the managers of the Adviser actually knew or should have known of the conflict. The Adviser is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:
•	A principal of the Adviser or any person involved in the proxy decision-making process currently serves on the Board of the portfolio company.
•	An immediate family member of a principal of the Adviser or any person involved in the proxy decision-making process currently serves as a director or executive officer of the portfolio company.
•	The Adviser, any fund managed by the Adviser, or any affiliate holds a significant ownership interest in the portfolio company.
This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to the Adviser's Chief Compliance Officer.
If a material conflict is identified, Adviser management may (i) disclose the potential conflict to the client and obtain consent; or (ii) establish an ethical wall or other informational barriers between the person(s) that are involved in the conflict and the persons making the voting decisions.
5. Recordkeeping
The Chief Compliance Officer or his/her designate is responsible for maintaining the following records:
•	proxy voting policies and procedures;
•
proxy statements (provided, however, that the Adviser may rely on the Securities and Exchange Commission's EDGAR system if the issuer filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided the Adviser with a copy of the proxy statement promptly upon request);

•	records of votes cast and abstentions; and
•	any records prepared by the Adviser that were material to a proxy voting decision or that memorialized a decision.
64

Navellier & Associates, Inc.
Proxy Voting Policy

Navellier, as a matter of policy and as a fiduciary to our clients who request that the firm vote on corporate matters on their behalf, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting, and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to receive and vote client proxies and disclose any potential conflicts of interest as well as make information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.
Class Actions and Other Litigation Matters
As a matter of policy, we disclaim any responsibility or obligation to:
•	Monitor for the initiation of any class action or other litigation involving any past or current holdings of client accounts;
•	Advise about “Proofs of Claims” or settlement elections; or
•	Prepare, file, or otherwise process “Proofs of Claims” or settlement elections, other than to confirm, upon a client’s request, past account holdings of specific securities.

Should a client notify us of a litigation matter and provide adequate advance notice, we will forward the requisite information in our possession. It will be the client’s responsibility to make whatever filings or elections necessary or wished. These services are not provided to third parties, which may include account custodians, claim administrators, actual or prospective “lead plaintiffs.”
Background
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.
Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.
Responsibility
The Lead Programmer has the responsibility for the implementation and monitoring of the firm’s proxy voting policy, practices, disclosures, and recordkeeping, including outlining our voting guidelines in our procedures.
Voting Procedures
All employees will forward any proxy materials received on behalf of clients to the Lead Programmer.
Without limiting its obligations to its clients regarding proxy voting, Navellier will generally engage a third party proxy voting service. The President shall be responsible for the selection of the third party proxy voting service. The President and the Portfolio Managers shall be responsible for reviewing and approving the proxy voting guidelines provided by the third party proxy voting service.
The Lead Programmer will determine which client accounts hold the security to which the proxy relates.
Disclosure
Navellier will provide conspicuously displayed information in its Disclosure Document summarizing its proxy voting policy and procedures, including a statement that clients may request information regarding how Navellier voted a client’s proxies and that clients may request a copy of these policies and procedures.
The President will also send a copy of this summary to all existing clients who have previously received Navellier’s Disclosure Document, or the President may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.
65

Navellier & Associates, Inc. shall maintain a link to its proxy voting policy and procedures on its website.
Client Requests for Information
All client requests for information regarding proxy votes or policies and procedures received by any employee should be forwarded to the Lead Programmer.
In response to any request, the Lead Programmer will prepare a written response to the client with the information requested, and as applicable, will include the name of the issuer, the proposal voted upon, and how Navellier voted the client’s proxy with respect to each proposal about which the client inquired.
Voting Guidelines
In the absence of specific voting guidelines from the client, Navellier will vote proxies in the best interests of each particular client. Navellier’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Navellier’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.
Navellier will generally vote in favor of routine corporate housekeeping proposals, such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services.
Navellier will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.
In reviewing proposals, Navellier will further consider the opinion of management and the effect on management and the effect on shareholder value and the issuer’s business practices.
Conflicts of Interest
Navellier will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Navellier with the issuer of each security to determine if Navellier or any of its employees has any financial, business, or personal relationship with the issuer.
If a material conflict of interest exists, the Lead Programmer will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means, such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.
Navellier will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping
The Lead Programmer shall retain the following proxy records in accordance with the firm’s six-year retention requirement.
1.	These policies and procedures and any amendments;
2.	Each proxy statement that Navellier receives;
3.	A record of each vote that Navellier casts;
4.	Any document Navellier created that was material to making a decision how to vote proxies or that memorializes that decision;
5.	A copy of each written request from a client for information on how Navellier voted such client’s proxies and a copy of any written response;
6.	Without limiting its obligations to its clients regarding proxy voting, Navellier may use a third party proxy voting service for certain recordkeeping requirements.

66

PART C

FORM N-1A

OTHER INFORMATION

ITEM 28.   Exhibits
(a)	Declaration of Trust (“Trust Instrument”). Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on May 26, 2009.
(b)	By-Laws. Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on May 26, 2009.
(c)	Articles III, V, and VI of the Trust Instrument defines the rights of holders of the securities being registered. (Certificates for shares are not issued.)
(d)(1)
Investment Advisory Agreement between the Registrant and Cavalier Investments, Inc., as investment advisor for the Cavalier Funds.
Incorporated herein by reference to Post-Effective Amendment No.277 to Registrant’s Registration Statement on Form N-1A filed on September 28, 2017.

(d)(2)
Amended and Restated Appendix A to Investment Advisory Agreement between the Registrant and Cavalier Investments, Inc., as investment advisor for the Cavalier Funds.
Incorporated herein by reference to Post-Effective Amendment No. 308 to Registrant’s Registration Statement on Form N-1A filed on September 28, 2018.

(d)(3)
Investment Advisory Agreement between Registrant and Roumell Asset Management, LLC, as investment advisor for the Roumell Opportunistic Value Fund.
Incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A filed on November 15, 2010.

(d)(4)
Investment Advisory Agreement between Registrant and Grimaldi Portfolio Solutions, Inc., as investment advisor for the Sector Rotation Fund.
Incorporated herein by reference to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A filed on June 27, 2011.

(d)(5)
Investment Advisory Agreement, as amended, between Registrant and Arin Risk Advisors, LLC, as investment advisor for the Arin Large Cap Theta Fund.
Incorporated herein by reference to Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A filed on July 12, 2012.

(d)(6)
Investment Advisory Agreement between Registrant and Deschutes Portfolio Strategies, Inc., as investment advisor for the Matisse Discounted Closed-End Fund Strategy.[28]
Incorporated herein by reference to Post-Effective Amendment No.268 to Registrant’s Registration Statement on Form N-1A filed on July 28, 2017.

(d)(7)
Investment Advisory Agreement between Registrant and QCI Asset Management, Inc., as investment advisor for the QCI Balanced Fund.
Incorporated herein by reference to Post-Effective Amendment No. 318 to Registrant’s Registration Statement on Form N-1A filed on January 28, 2019.

(d)(8)
Investment Advisory Agreement between Registrant and Sirius Funds Advisors, Inc, as investment advisor for the Sirius S&P Strategic Large-Cap Allocation Fund.
Incorporated herein by reference to Post-Effective Amendment No. 171 to Registrant’s Registration Statement on Form N-1A filed on May 19, 2014.

(d)(9)
Investment Advisory Agreement between Registrant and Deschutes Portfolio Strategy, Inc. d/b/a Matisse Capital, as investment advisor for the Matisse Discounted Bond CEF Strategy.
Incorporated herein by reference to Post-Effective Amendment No. 302 to Registrant’s Registration Statement on Form N-1A filed on August 3, 2018.

(d)(10)
Investment Advisory Agreement between the Registrant and Crow Point Partners, LLC, as investment advisor for the Crow Point Small-Cap Growth Fund.[3]
Incorporated herein by reference to Post-Effective Amendment No. 301 to Registrant’s Registration Statement on Form N-1A filed on July 30, 2018.

(d)(11)
Investment Advisory Agreement between the Registrant and CoreCap Advisors, Inc., as investment advisor for the Method Funds.
Incorporated herein by reference to Post-Effective Amendment No. 338 to Registrant’s Registration Statement on Form N-1A filed on May 15, 2019.

(d)(12)
Investment Sub-Advisory Agreement between the Registrant, Cavalier Investments, and Navellier & Associates, as sub-advisor for the Cavalier Fundamental Growth Fund.
Incorporated herein by reference to Post-Effective Amendment No.251 to Registrant’s Registration Statement on Form N-1A filed on March 24, 2017.

(d)(13)
Investment Sub-Advisory Agreement between the Registrant, Cavalier Investments, and Buckhead Capital Management, LLC, as sub-advisor for the Cavalier Adaptive Income Fund.
Incorporated herein by reference to Post-Effective Amendment No. 308 to Registrant’s Registration Statement on Form N-1A filed on September 28, 2018.

(d)(14)
Investment Sub-Advisory Agreement between Cavalier Investments and Julex Capital Management, LLC, as sub-advisor for the Cavalier Tactical Rotation Fund.[4]
Incorporated herein by reference to Post-Effective Amendment No. 308 to Registrant’s Registration Statement on Form N-1A filed on September 28, 2018.

(d)(15)
Investment Sub-Advisory Agreement between Cavalier Investments and Bluestone Capital Management, LLC, as sub-advisor for the Cavalier Growth Opportunities Fund.[4]
Incorporated herein by reference to Post-Effective Amendment No. 308 to Registrant’s Registration Statement on Form N-1A filed on September 28, 2018.

(d)(16)
Investment Sub-Advisory Agreement between CoreCap Advisors, Inc. and Navellier & Associates, Inc., as sub-advisor for the Method Funds.
Incorporated herein by reference to Post-Effective Amendment No. 338 to Registrant’s Registration Statement on Form N-1A filed on May 15, 2019.

(e)(1)
Distribution Agreement between the Registrant and Capital Investment Group, Inc., as distributor for each series of the Trust.
Incorporated herein by reference to Post-Effective Amendment No.274 to Registrant’s Registration Statement on Form N-1A filed on September 13, 2017.

(e)(2)
Amended and Restated Appendix A to Distribution Agreement between the Registrant and Capital Investment Group, Inc., as distributor for each series of the Trust.
Incorporated herein by reference to Post-Effective Amendment No.336 to Registrant’s Registration Statement on Form N-1A filed on April 30, 2019.

(f)	Not Applicable.
(g)(1)
Custody Agreement between the Registrant, UMB Bank, n.a., and The Nottingham Company.
Incorporated herein by reference to Post-Effective Amendment No. 231 to Registrant’s Registration Statement on Form N-1A filed on July 20, 2016.

(g)(2)
Amended and Restated Appendix B to Custody Agreement between the Registrant, UMB Bank, n.a., and The Nottingham Company.
Incorporated herein by reference to Post-Effective Amendment No.336 to Registrant’s Registration Statement on Form N-1A filed on April 30, 2019.

(g)(3)
Amended and Restated Rule 17f5 Appendix to Custody Agreement between the Registrant, UMB Bank, n.a., and The Nottingham Company.
Incorporated herein by reference to Post-Effective Amendment No.336 to Registrant’s Registration Statement on Form N-1A filed on April 30, 2019.

(h)(1)
Fund Accounting and Administration Agreement between the Registrant and The Nottingham Company, as administrator for the Starboard Investment Trust.
Incorporated herein by reference to Post-Effective Amendment No. 230 to the Registrant’s Registration Statement on Form N-1A filed on June 28, 2016.

(h)(2)
Amended and Restated Appendix A to Fund Accounting and Administration Agreement between the Registrant and The Nottingham Company, as administrator for the Starboard Investment Trust.
Incorporated herein by reference to Post-Effective Amendment No.336 to Registrant’s Registration Statement on Form N-1A filed on April 30, 2019.

(h)(3)
Amended and Restated Appendix C.7 and C.8 to Fund Accounting and Administration Agreement between the Registrant and The Nottingham Company, as administrator for the Starboard Investment Trust.
Incorporated herein by reference to Post-Effective Amendment No.336 to Registrant’s Registration Statement on Form N-1A filed on April 30, 2019.

(h)(4)
Dividend Disbursing and Transfer Agent Agreement between the Registrant and Nottingham Shareholder Services, LLC, as transfer agent for the Registrant.[31]
Incorporated herein by reference to Post-Effective Amendment No.284 to Registrant’s Registration Statement on Form N-1A filed on December 29, 2017.

(h)(5)
Amended and Restated Schedule 1 to Dividend Disbursing and Transfer Agent Agreement between the Registrant and Nottingham Shareholder Services, LLC, as transfer agent for the Registrant.
Incorporated herein by reference to Post-Effective Amendment No.336 to Registrant’s Registration Statement on Form N-1A filed on April 30, 2019.

(h)(6)
Expense Limitation Agreement between the Registrant and Cavalier Investments, Inc., as investment advisor for the Cavalier Funds.
Incorporated herein by reference to Post-Effective Amendment No. 308 to Registrant’s Registration Statement on Form N-1A filed on September 28, 2018.

(h)(7)
Expense Limitation Agreement between the Registrant and Deschutes Portfolio Strategy, LLC d/b/a Matisse Capital as investment advisor for the Matisse Discounted Closed-End Fund Strategy.
Incorporated herein by reference to Post-Effective Amendment No. 341 to Registrant’s Registration Statement on Form N-1A filed on July 29, 2019.

(h)(8)
Expense Limitation Agreement between the Registrant and QCI Asset Management, Inc., as investment advisor for the QCI Balanced Fund.
Incorporated herein by reference to Post-Effective Amendment No. 318 to Registrant’s Registration Statement on Form N-1A filed on January 28, 2019.

(h)(9)
Expense Limitation Agreement between the Registrant and Roumell Asset Management, Inc., as investment advisor for the Roumell Opportunistic Value Fund.
Incorporated herein by reference to Post-Effective Amendment No. 314 to Registrant’s Registration Statement on Form N-1A filed on December 28, 2018.

(h)(10)
Expense Limitation Agreement between the Registrant and Grimaldi Portfolio Solutions, as investment advisor for The Sector Rotation Fund.
Incorporated herein by reference to Post-Effective Amendment No. 317 to Registrant’s Registration Statement on Form N-1A filed on January 28, 2019.

(h)(11)
Expense Limitation Agreement between the Registrant and Sirius Point Advisors, Inc. as investment advisor for the Sirius S&P Strategic Large-Cap Allocation Fund.
Incorporated herein by reference to Post-Effective Amendment No. 342 to Registrant’s Registration Statement on Form N-1A filed on July 29, 2019.

(h)(12)
Expense Limitation Agreement between the Registrant and Deschutes Portfolio Strategy, LLC dba Matisse Capital as investment advisor for the Matisse Discounted Bond CEF Strategy.
Incorporated herein by reference to Post-Effective Amendment No. 302 to Registrant’s Registration Statement on Form N-1A filed on August 3, 2018.

(h)(13)
Expense Limitation Agreement between the Registrant and Crow Point Partners, LLC, as investment advisor for the Crow Point Small-Cap Growth Fund.
Incorporated herein by reference to Post-Effective Amendment No. 306 to Registrant’s Registration Statement on Form N-1A filed on September 28, 2018.

(h)(14)
Expense Limitation Agreement between the Registrant and CoreCap Advisors, Inc., as investment advisor to the Method Funds.
Incorporated herein by reference to Post-Effective Amendment No. 338 to Registrant’s Registration Statement on Form N-1A filed on May 15, 2019.

(h)(15)
Operating Plan between Arin Risk Advisors, LLC and The Nottingham Company.
Incorporated herein by reference to Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A filed on May 4, 2012.

(i)(1)	Opinion and Consent of Counsel. Incorporated herein by reference to Post-Effective Amendment No.336 to Registrant’s Registration Statement on Form N-1A filed on April 30, 2019.
(i)(2)	Consent of Counsel. Filed Herewith.
(j)	Consent of Independent Accountant. Filed Herewith.
(k)	Not applicable.
(l)(1)
Initial Subscription Agreement for the Roumell Opportunistic Value Fund.
Incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A filed on December 29, 2011.

(l)(2)
Initial Subscription Agreement for the Arin Large Cap Theta Fund.
Incorporated herein by reference to Post-Effective Amendment No. 80 to Registrant’s Registration Statement on Form N-1A filed on October 22, 2012.

(l)(3)
Initial Subscription Agreement for the Rx Non-Traditional Fund, Rx High Income Fund, Rx Traditional Equity Fund, Rx Traditional Fixed Income Fund, Rx Tactical Rotation Fund, Rx Tax Advantaged Fund, Rx Dividend Income Fund, and Rx Premier Managers Fund.
Incorporated herein by reference to Post-Effective Amendment No. 80 to Registrant’s Registration Statement on Form N-1A filed on October 22, 2012.

(l)(4)
Initial Subscription Agreement for the Matisse Discounted Closed-End Fund Strategy.
Incorporated herein by reference to Post-Effective Amendment No. 80 to Registrant’s Registration Statement on Form N-1A filed on October 22, 2012.

(l)(5)
Initial Subscription Agreement for the QCI Balanced Fund.
Incorporated herein by reference to Post-Effective Amendment No. 175 to Registrant’s Registration Statement on Form N-1A filed on July 29, 2014.

(l)(6)
Initial Subscription Agreement for the Sirius S&P Strategic Large-Cap Allocation Fund.
Incorporated herein by reference to Post-Effective Amendment No. 171 to Registrant’s Registration Statement on Form N-1A filed on May 19, 2014.

(l)(7)
Initial Subscription Agreement for Matisse Discounted Bond CEF Strategy.
Incorporated herein by reference to Post-Effective Amendment No. 302 to Registrant’s Registration Statement on Form N-1A filed on August 3, 2018.

(l)(8)	Initial Subscription Agreements for the Method Funds. Incorporated herein by reference to Post-Effective Amendment No. 338 to Registrant’s Registration Statement on Form N-1A filed on May 15, 2019.
(m)(1)
Amended Distribution Plan under Rule 12b-1 for the Cavalier Adaptive Income Fund, Cavalier Dynamic Growth Fund, Cavalier Fundamental Growth Fund, Cavalier Growth Opportunities Fund, Cavalier High Income Fund, Cavalier Tactical Economic Fund, Cavalier Tactical Rotation Fund.
Incorporated herein by reference to Post-Effective Amendment No.277 to Registrant’s Registration Statement on Form N-1A filed on September 28, 2017.

(m)(2)
Distribution Plan under Rule 12b-1 for the Arin Large Cap Theta Fund.
Incorporated herein by reference to Post-Effective Amendment No. 172 to Registrant’s Registration Statement on Form N-1A filed on June 30, 2014.

(m)(3)
Distribution Plan under Rule 12b-1 for the QCI Balanced Fund.
Incorporated herein by reference to Post-Effective Amendment No. 160 to Registrant’s Registration Statement on Form N-1A filed on November 15, 2013.

(m)(4)
Distribution Plan under Rule 12b-1 for the Sirius S&P Strategic Large-Cap Allocation Fund.
Incorporated herein by reference to Post-Effective Amendment No. 171 to Registrant’s Registration Statement on Form N-1A filed on May 19, 2014.

(m)(5)
Distribution Plan under Rule 12b-1 for the Sector Rotation Fund.
Incorporated herein by reference to Post-Effective Amendment No.253 to Registrant’s Registration Statement on Form N-1A filed on April 13, 2017.

(n)(1)
Amended Multiple Class Plan Pursuant to Rule 18f-3 for the Cavalier Funds.
Incorporated herein by reference to Post-Effective Amendment No.277 to Registrant’s Registration Statement on Form N-1A filed on September 28, 2017.

(n)(2)
Multiple Class Plan Pursuant to Rule 18f-3 for the Arin Large Cap Theta Fund.
Incorporated herein by reference to Post-Effective Amendment No. 65 to Registrant’s Registration Statement on Form N-1A filed on May 4, 2012.

(n)(3)
Multiple Class Plan Pursuant to Rule 18f-3 for the QCI Balanced Fund.
Incorporated herein by reference to Post-Effective Amendment No. 167 to Registrant’s Registration Statement on Form N-1A filed on January 29, 2014.

(n)(4)
Multiple Class Plan Pursuant to Rule 18f-3 for the Crow Point Small-Cap Growth Fund.
Incorporated herein by reference to Post-Effective Amendment No. 170 to Registrant’s Registration Statement on Form N-1A filed on May 16, 2014.

(o)	Reserved.
(p)(1)	Code of Ethics for the Registrant. Incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A filed on July 24, 2009.
(p)(2)
Code of Ethics for Cavalier Investments, Inc., investment advisors to the Cavalier Funds.
Incorporated herein by reference to Post-Effective Amendment No. 233 to Registrant’s Registration Statement on Form N-1A filed on July 29, 2016.

(p)(3)
Code of Ethics for Roumell Asset Management, LLC, investment advisor to the Roumell Opportunistic Value Fund.
Incorporated herein by reference to Post-Effective Amendment No.284 to Registrant’s Registration Statement on Form N-1A filed on December 29, 2017.

(p)(4)
Code of Ethics for Grimaldi Portfolio Solutions, Inc., investment advisor to The Sector Rotation Fund.
Incorporated herein by reference to Post-Effective Amendment No. 317 to Registrant’s Registration Statement on Form N-1A filed on January 28, 2019.

(p)(5)
Code of Ethics for Arin Risk Advisors, LLC, investment advisor to the Arin Large Cap Theta Fund.
Incorporated herein by reference to Post-Effective Amendment No. 231 to Registrant’s Registration Statement on Form N-1A filed on July 20, 2016.

(p)(6)
Code of Ethics for Deschutes Portfolio Strategies, Inc., dba Matisse Capital, investment advisor to the Matisse Discounted Closed-End Strategy and Matisse Discounted Bond CEF Strategy.
Incorporated herein by reference to Post-Effective Amendment No.268 to Registrant’s Registration Statement on Form N-1A filed on July 28, 2017.

(p)(7)
Code of Ethics for Navellier & Associates, Inc., investment sub-advisor to the Cavalier Fundamental Growth Fund and the Method Funds.
Incorporated herein by reference to Post-Effective Amendment No. 134 to Registrant’s Registration Statement on Form N-1A filed on August 2, 2013.

(p)(8)
Code of Ethics for QCI Asset Management, Inc., investment advisor to the QCI Balanced Fund.
Incorporated herein by reference to Post-Effective Amendment No. 318 to Registrant’s Registration Statement on Form N-1A filed on January 28, 2019.

(p)(9)
Code of Ethics for Sirius Point Advisors, Inc., investment advisor to the Sirius S&P Strategic Large-Cap Allocation Fund.
Incorporated herein by reference to Post-Effective Amendment No. 342 to Registrant’s Registration Statement on Form N-1A filed on July 29, 2019.

(p)(10)
Code of Ethics for Crow Point Partners, LLC, investment advisor to the Crow Point Small-Cap Growth Fund.
Incorporated herein by reference to Post-Effective Amendment No. 296 to Registrant’s Registration Statement on Form N-1A filed on June 28, 2018.

(p)(11)
Code of Ethics for Capital Investment Group, Inc., distributor for each series of the Trust.
Incorporated herein by reference to Post-Effective Amendment No. 305 to Registrant’s Registration Statement on Form N-1A filed on September 28, 2018.

(p)(12)
Code of Ethics for Julex Capital Management, LLC, investment sub-advisor to the Cavalier Tactical Rotation Fund.
Incorporated herein by reference to Post-Effective Amendment No. 308 to Registrant’s Registration Statement on Form N-1A filed on September 28, 2018.

(p)(13)
Code of Ethics for Buckhead Capital Management, LLC, investment sub-advisor to the Cavalier Adaptive Income Fund.
Incorporated herein by reference to Post-Effective Amendment No. 308 to Registrant’s Registration Statement on Form N-1A filed on September 28, 2018.

(p)(14)
Code of Ethics for Bluestone Capital Management, LLC, investment sub-advisor to the Cavalier Tactical Economic Fund.
Incorporated herein by reference to Post-Effective Amendment No. 308 to Registrant’s Registration Statement on Form N-1A filed on September 28, 2018.

(p)(15)
Code of Ethics for CoreCap Advisors, Inc., investment advisor to the Method Funds.
Incorporated herein by reference to Post-Effective Amendment No.336 to Registrant’s Registration Statement on Form N-1A filed on April 30, 2019.

(q)	Powers of Attorney. Incorporated herein by reference to Post-Effective Amendment No. 305 to Registrant’s Registration Statement on Form N-1A filed on September 28, 2018.

ITEM 29.  Persons Controlled by or Under Common Control with the Registrant
No person is controlled by or under common control with the Registrant.

ITEM 30.  Indemnification
Under Delaware law, Section 3817 of the Treatment of Delaware Statutory Trusts empowers Delaware business trusts to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions as may be set forth in the governing instrument of the business trust.  The Registrant’s Trust Instrument contains the following provisions:
Article VII. Section 2.  Indemnification and Limitation of Liability.  The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Advisor or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, as provided in Section 3 of this Article VII, the Trust out of its assets shall indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee's performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.
Article VII. Section 3.  Indemnification.
(a) Subject to the exceptions and limitations contained in Subsection (b) below:
(i) every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and
(ii) as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys, fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
(b) No indemnification shall be provided hereunder to a Covered Person:
(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or
(ii) in the event the matter is not adjudicated by a court or other appropriate body, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.
(d) To the maximum extent permitted by applicable law, expenses incurred in defending any proceeding may be advanced by the Trust before the disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.
(e) Any repeal or modification of this Article VII by the Shareholders, or adoption or modification of any other provision of the Declaration or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.
In addition, the Registrant has entered into Investment Advisory Agreements with its Advisors and Distribution Agreements with its Distributor.  These agreements provide indemnification for those entities and their respective affiliates.  The Advisors’ and Distributor’s personnel may serve as trustees and officers of the Trust.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.
ITEM 31.  Business and other Connections of the Investment Advisor
See the section of the Prospectuses entitled “Management of the Fund – The Investment Advisor” and the section of the Statements of Additional Information entitled “Management and Other Service Providers” for the activities and affiliations of the officers and directors of the investment advisors to the Registrant.  The investment advisors provide investment advisory services to numerous institutional and individual clients in addition to the Registrant.
ITEM 32.  Principal Underwriter
(a) Capital Investment Group, Inc. is underwriter and distributor for Starboard Investment Trust, Aspiration Funds, Hillman Capital Management Investment Trust, Leeward Investment Trust, and Spinnaker ETF Series.
(b) Set forth below is information concerning each director and officer of the Distributor.  The principal business address of the Distributor and each such person is 100 E Six Forks Road, Suite 200, Raleigh, NC 27609.

(1)	(2)	(3)
Name	Position and Offices With Underwriter	Positions and Offices with Registrant
Richard K. Bryant	CEO	None
Benjamin T. Brooks	President	None
Con T. McDonald	Assistant Vice-President	None
W. Harold Eddins, Jr.	Assistant Vice-President	None
Kurt A. Dressler	Assistant Vice-President	None
Ronald L. King	Chief Compliance Officer	None

(c) Not applicable.

ITEM 33.  Location of Accounts and Records
All account books and records not normally held by UMB Bank, n.a., the custodian to the Registrant, are held by the Registrant in the offices of The Nottingham Company, fund accountant and administrator to the Registrant; Nottingham Shareholder Services, LLC, transfer agent to the Registrant; or by each of the investment advisors or sub-advisors to the Registrant.
The address of UMB Bank, n.a., is 928 Grand Boulevard, 5th Floor, Kansas City, Missouri 64106.  The address of The Nottingham Company is 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069.  The address of Nottingham Shareholder Services, LLC is 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  The address for Arin Risk Advisors, LLC, investment advisor for the Arin Large Cap Theta Fund, is 1100 East Hector Street, Suite 215, Conshohocken, Pennsylvania 19428. The address of Cavalier Investments, LLC, investment advisor to certain of the Cavalier Funds is 12600 Deerfield Drive, Suite #100, Alpharetta, GA 30005. The address for Bluestone Capital Management, LLC, investment sub-advisor to the Cavalier Growth Opportunities Fund, is 37 West Avenue, Suite 201, Wayne, PA  19087.  The address for Buckhead Capital Management, LLC, investment sub-advisor to the Cavalier Adaptive Income Fund, is 3100 Cumberland Blvd., Suite #1450, Atlanta, GA  30339.  The address for Julex Capital Management, LLC, investment sub-advisor to the Cavalier Tactical Rotation Fund, is 40 Grove Street, Suite 140, Wellesley, MA  02482.  The address for Navellier & Associates, Inc., investment sub-advisor to the Cavalier Fundamental Growth Fund and the Method Funds, is One E. Liberty, Suite 504, Reno, NV  89501-2107.  The address of Deschutes Portfolio Strategies, Inc. dba Matisse Capital, investment advisor to the Matisse Discounted Closed-End Fund Strategy and Matisse Discounted Bond CEF Strategy, is 4949 Meadows Road, Suite 200, Lake Oswego, Oregon 97035. The address for Crow Point Partners, LLC, investment advisor for the Crow Point Small-Cap Growth Fund, is 25 Recreation Park Drive, Hingham, Massachusetts 02043.  The address for Grimaldi Portfolio Solutions, Inc., investment advisor to The Sector Rotation Fund, is 1207 Route 9, Suite 10, Wappingers Falls, NY 12590. The address for Roumell Asset Management, LLC, investment advisor to the Roumell Opportunistic Value Fund, is 2 Wisconsin Circle, Suite 660, Chevy Chase, Maryland 20815.  The address for Sirius Point Advisors, Inc., investment advisor for the Sirius S&P Strategic Large-Cap Allocation Fund, is P.O. Box 270622, Littleton, CO  80127.  The address for QCI Asset Management, Inc., investment advisor for the QCI Balanced Fund, is 1040 Pittsford Victor Road, Pittsford, New York 14534.  The address for CoreCap Advisors, Inc., investment advisor for the Method Funds, is 27777 Franklin Road, Suite 700, Southfield, MI 48034.
ITEM 34.  Management Services
None.
ITEM 35.  Undertakings
None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rocky Mount, State of North Carolina on this 27th day of September, 2019.

STARBOARD INVESTMENT TRUST

By:	/s/ Katherine M. Honey
Katherine M. Honey
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following person in the capacities and on the date indicated.

Signature	Title	Date

*		September 27, 2019
James H. Speed, Jr.	Trustee and Chairman

*		September 27, 2019
J. Buckley Strandberg	Trustee

*		September 27, 2019
Michael G. Mosley	Trustee

*		September 27, 2019
Theo H. Pitt, Jr.	Trustee

*		September 27, 2019
Ashley E. Harris	Treasurer, Asst. Secretary, and
Principal Financial Officer
*		September 27, 2019
* By: /s/ Katherine M. Honey	September 27, 2019
President, Principal Executive Officer, and Attorney-in-Fact

Exhibit Index
Consent of Counsel	99.i(2)
Consent of Independent Accountant	99.j